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                                                                   EXHIBIT 10.26

           MARKET OPERATION, SPECTRUM LEASE AND SUBLICENSE AGREEMENT

                                     dated

                                October 22, 2004

                                  by and among

           the Sprint Subsidiaries listed on the Schedule R-1 hereto

                                   ("Sprint")

                                      and

                          Fixed Wireless Holdings, LLC

                                  ("Operator")

SPRINT PROPRIETARY INFORMATION                                 EXECUTION VERSION

[*** Portions of this Exhibit have been omitted and filed separately with the Securities and Exchange Commission as part of an application for confidential treatment pursuant to the Securities Act of 1933, as amended]


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                               Table of Contents

                                                                                           Page
Article I DEFINITIONS ...................................................................    2

Article II ROLLING CLOSING AND CLOSING CONDITIONS .......................................    9

        2.1 Term ........................................................................    9

        2.2 Rolling Closings ............................................................    9

        2.3 Initial Closing .............................................................    9

        2.4 Deliveries on Initial Closing Date ..........................................   11

        2.5 Market Closings .............................................................   12

        2.6 Deliveries on the Rolling Market Closing Date ...............................   13

        2.7 Termination Date ............................................................   13

        2.8 Tower Lease Consents ........................................................   14

        2.9 Covenants Pending Closing ...................................................   14

Article III LEASE OF SPRINT SPECTRUM; USE OF THIRD PARTY SPECTRUM .......................   15

        3.1 Lease of Sprint Spectrum ....................................................   15

        3.2 Use of Leased Spectrum ......................................................   19

Article IV PRIMARY LEASE MANAGEMENT .....................................................   22

        4.1 Primary Lease Performance ...................................................   22

        4.2 Primary Lease Defaults By Third Party Licensees .............................   23

        4.3 Primary Lease Management ....................................................   24

Article V SPECTRUM MANAGEMENT ...........................................................   25

        5.1 Sprint Authorization Modifications and Coordination Documents ...............   25

        5.2 Leased Authorization Modifications and Coordination Documents ...............   26

        5.3 Limitations .................................................................   27

        5.4 Third Party Licensee Programming Obligations ................................   28

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
        5.5 Additional Spectrum Rights ..................................................   29

        5.6 Band Plan ...................................................................   31

        5.7 FCC Transitions .............................................................   31

Article VI FEES AND EXPENSES ............................................................   33

        6.1 Primary Lease Fees and Expenses .............................................   33

        6.2 Regulatory Fees and Expenses ................................................   33

        6.3 Initial Fee .................................................................   33

        6.4 Monthly Fee .................................................................   33

        6.5 Payments ....................................................................   33

        6.6 Taxes .......................................................................   34

        6.7 Reimbursement and Other Expenses ............................................   34

        6.8 Security ....................................................................   34

        6.9 Spectrum Opportunities ......................................................   35

Article VII EQUIPMENT AND OPERATION OF SPECTRUM .........................................   35

        7.1 Transmission Equipment ......................................................   35

        7.2 Option to Purchase or Continue to Use Transmission Equipment ................   36

        7.3 Site Availability ...........................................................   36

        7.4 Use of Transmission Facilities Following Term of Primary Lease ..............   37

        7.5 Construction ................................................................   37

        7.6 Insurance ...................................................................   37

        7.7 Obligation to Operate .......................................................   38

        7.8 Inspection Rights ...........................................................   38

Article VIII INFORMATION AND REPORTING ..................................................   38

        8.1 Financial Statements ........................................................   38

        8.2 Spectrum and Operator Controlled Spectrum ...................................   39

SPRINT PROPRIETARY INFORMATION                                 EXECUTION VERSION

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
Article IX REPRESENTATIONS AND WARRANTIES ...............................................   39

        9.1 By Operator .................................................................   39

        9.2 By Sprint ...................................................................   40

        9.3 Survival of Representations and Warranties ..................................   43

Article X DEFAULTS; TERMINATION .........................................................   43

        10.1 Termination for Loss of Authorizations or Primary Leases ...................   43

        10.2 Termination by Agreement or for Default ....................................   43

        10.3 Partial Termination for Default ............................................   45

        10.4 Breach of Representations and Warranties ...................................   45

        10.5 Other Remedies .............................................................   45

        10.6 Expenses ...................................................................   45

Article XI INDEMNIFICATION ..............................................................   45

        11.1 Indemnification by Sprint ..................................................   45

        11.2 Indemnification by Operator ................................................   46

        11.3 Claims for Indemnification .................................................   46

Article XII ASSIGNMENT ..................................................................   47

Article  XIII CONFIDENTIALITY: NON-COMPETITION  .........................................   48

        13.1 Confidentiality ............................................................   48

        13.2 No Publicity Without Consent ...............................................   49

        13.3 Covenant Not to Compete ....................................................   49

Article XIV DISPUTES                                                                        50

        14.1 Dispute Resolution Through Arbitration                                         50

        14.2 Specific Performance                                                           51

        14.3 Jurisdiction and Venue                                                         51

SPRINT PROPRIETARY INFORMATION                                 EXECUTION VERSION

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
Article XV COVENANTS ....................................................................   51

        15.1 Compliance with Law ........................................................   51

        15.2 Wholesale Pricing ..........................................................   51

        15.3 Other Relationships ........................................................   52

Article XVI SPRINT'S TOWER FACILITIES ...................................................   52

Article XVII SPRINT'S RIGHT TO RECAPTURE MARKET .........................................   53

        17.1 Recapture Right ............................................................   53

        17.2 Put Option .................................................................   63

        17.3 Purchase Option ............................................................   68

        17.4 Fair Market Value Determination ............................................   72

Article XVIII INTERPRETATION AND CONTRACT ADMINISTRATION ................................   73

        18.1 Notices ....................................................................   73

        18.2 Interpretation and Construction ............................................   74

        18.3 Amendment and Waiver .......................................................   75

        18.4 Third Parties ..............................................................   75

        18.5 Entire Understanding .......................................................   75

        18.6 Severability ...............................................................   75

        18.7 Further Assistance .........................................................   75

        18.8 Force Majeure ..............................................................   76

        18.9 Counterparts ...............................................................   76

        18.10 Word Meanings .............................................................   76

        18.11 Reliance ..................................................................   76

        18.12 Survival of Obligations ...................................................   76

        18.13 Relationship of the Parties ...............................................   77

        18.14 Governing Law .............................................................   77

SPRINT PROPRIETARY INFORMATION                                 EXECUTION VERSION

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
        18.15 Limitation of Liability ...................................................   77

Schedule R-1           Sprint Subsidiaries
Schedule R-2           Primary Leases, Third Party Licensees and Leased Authorizations
Schedule R-3           Sprint Authorizations
Schedule R-4           Markets
Schedule 3.2           Consents
Schedule 3.2(b)        Disputed Primary Leases
Schedule 4.1           Sprint Primary Lease Duties
Schedule 4.3(b)        Non-Flex Use Primary Leases
Schedule 5.1(b)        Spectrum Management Fees
Schedule 5.2(b)        Sprint Management Fees for Leased Spectrum
Schedule 5.5           Existing Operator Controlled Spectrum
Schedule 6.3           Market Closing Payments
Schedule 6.4           Monthly Fees
Schedule 6.9           Spectrum Opportunities
Schedule 7.1(a)        Sprint Transmission Equipment
Schedule 7.1(b)        Equipment Service Level Requirements
Schedule 7.5           Construction Obligations
Schedule 9.1(f)        Financing Commitments
Schedule 9.2(c)        No Violation
Schedule 9.2(d)        Litigation
Schedule 9.2(e) (iii)  Pending Applications
Schedule 9.2(e) (iv)   Valid Authorizations
Schedule 9.2(e) (v)    Primary Lease Defaults
Schedule 9.2(e) (vi)   Tower Lease Defaults
Schedule 9.2(e) (vii)  Sprint Interference Consents
Schedule 9.2(e) (viii) Licensee Interference Consents
Schedule 16            Tower Leases
Schedule 17.1(h)       Example of Computation of Paid In Fees
Schedule 17.2(a)       Example of Computation of Put Price

Exhibit A              Form of Consent
Exhibit B              MHz Household Computation
Exhibit C              Transmission Facilities Operation and Maintenance Agreement
Exhibit D              Form of Licensee Notice
Exhibit E              Transition Services Agreement
Exhibit F              Parent Guaranty
Exhibit G              Put/Call Term Sheet

SPRINT PROPRIETARY INFORMATION                                 EXECUTION VERSION

                                        v
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MARKET OPERATION, SPECTRUM LEASE AND SUBLICENSE AGREEMENT

            THIS MARKET OPERATION, SPECTRUM LEASE AND SUBLICENSE AGREEMENT ("Agreement") is entered into as of October 22, 2004 (the "Effective Date"), by and among each of the wholly owned subsidiaries of Sprint Corporation identified in Schedule R-1 attached hereto (each, a "Sprint Subsidiary" and collectively, the "Sprint Subsidiaries" or "Sprint"), and Fixed Wireless Holdings, LLC ("Operator"). Sprint and Operator are also referred to in this Agreement as a "Party" and collectively as the "Parties".

                             PRELIMINARY STATEMENTS

            Certain Sprint Subsidiaries are parties to the channel lease agreements identified in Schedule R-2 attached hereto, pursuant to which the respective subsidiaries lease certain Multichannel Multipoint Distribution Service, Multipoint Distribution Service or Instructional Television Fixed Service spectrum rights from the respective licensees which are parties to such channel leases.

            Pursuant to each of the authorizations identified in Schedule R-3 attached hereto, certain Sprint Subsidiaries are authorized by the FCC to construct and operate facilities utilizing the frequencies assigned to certain FCC authorizations within the geographic areas designated therein and, in the case of the Basic Trading Area authorizations, hold the right to utilize additional frequencies in additional areas under certain conditions.

            Operator is in the business of acquiring, constructing and operating an advanced high speed wireless data system and may, in the future, provide voice, video, data or other communications services via microwave transmissions. Operator desires to use (a) certain transmission capacity of the spectrum licensed to certain Sprint Subsidiaries pursuant to the terms hereof and (b) certain transmission capacity of the channels leased to Sprint by third party licensees, pursuant to the terms hereof and the terms and conditions set forth in the underlying channel leases.

            The Parties are entering into this Agreement with the intent that Operator will construct and commence operation of an advanced high speed wireless data system using such spectrum and that Operator may use such spectrum for any other purposes now or hereafter allowed by the FCC's rules and policies.

SPRINT PROPRIETARY INFORMATION                                 EXECUTION VERSION

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                                   AGREEMENT

            In consideration of the premises and the mutual covenants, agreements, undertakings, representations and warranties set forth in this Agreement, and subject to the terms and conditions contained in this Agreement, the Parties agree as follows:

                                    Article I
                                   DEFINITIONS

            For purposes of this Agreement, the following terms have the meanings specified or referred to in this Article I:

            "AAA" has the meaning set forth in Section 14.1.

            "Acquisition Costs" has the meaning set forth in Section 17.1(h).

            "Agreement" means this Market Operation, Spectrum Lease and Sublicense Agreement.

            "Applicable Percentage" has the meaning set forth in Section
17.1(h)

            "Authorization" means either a Sprint Authorization or Leased Authorization and "Authorizations" means collectively the Sprint Authorizations and Leased Authorizations.

            "Band Plan" has the meaning set forth in Section 5.6.

            "BRS" means Broadband Radio Service, as that term is defined in the New FCC Order.

            "BTA" means Basic Trading Area, as that term is defined in the FCC Rules.

            "Call Assignment Application" has the meaning set forth in Section 17.3(d)(i)

            "Call Closing" has the meaning set forth in Section 17.3(e).

            "Call Leased Spectrum Assignment Application" has the meaning set forth in Section 17.3(d)(ii).

            "Call Leased Spectrum Assignment Notification" has the meaning set forth in Section 17.3(d)(iii).

            "Call Notice" has the meaning set forth in Section 17.3(a).

            "Call Option" has the meaning set forth in Section 17.3(a).

            "Call Price" has the meaning set forth in Section 17.3(a).

            "Call Waiting Period" has the meaning set forth in Section 17.3(b)

            "Claiming Party" has the meaning set forth in Section 11.3.

            "Closed Market" has the meaning set forth in Section 2.2.

            "Closing" has the meaning set forth in Section 2.2.

            "Confidential Information" has the meaning set forth in Section
13.1.

SPRINT PROPRIETARY INFORMATION                                 EXECUTION VERSION

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            "Co-Proponent" means any Sprint Subsidiary or the Operator which is then jointly serving as a Proponent to effectuate the transition of adjacent markets pursuant to the FCC Market Transition Rules.

            "Consent" has the meaning set forth in Section 3.2(b).

            "Consent Date" has the meaning set forth in Section 3.2(b).

            "Construction Default" has the meaning set forth in Section 10.2.

            "Coordination Document" means any market coordination agreement, interference consent or similar document consenting to facilities of another licensee which would not otherwise be permitted under the FCC Rules.

            "Costs" means all costs and expenses of every kind that a Party pays to any unrelated third-party arising out of the performance and administration of this Agreement, including legal fees, engineering fees, consulting fees, and all expenses incurred in providing such services, regulatory fees and all taxes other than income taxes and payroll taxes.

            "Current FCC Rules" means the Title 47 U.S. Code of Federal Regulations and the policies of the FCC as in effect as of the Effective Date.

            "EBS" means Educational Broadband Service, as that term is defined in the New FCC Order.

            "Effective Date" means the date first written above.

            "Efforts" means the efforts that a reasonably prudent person or entity desirous of achieving a result would use in similar circumstances to ensure that such result is achieved; provided, however, that an obligation to use Efforts under this Agreement does not require the Party subject to that obligation to take actions or incur costs that would result in a materially adverse change in the benefits such Party expects to realize from this Agreement.

            "Eligible Spectrum" has the meaning set forth in Section 17.1(a).

            "Engineering Arbitrator" has the meaning set forth in Section 14.1.

            "FCC" means the Federal Communications Commission.

            "FCC Lease Applications" has the meaning set forth in Section
3.1(c).

            "FCC Market Transition Rules" has the meaning set forth in Section 5.7.

            "FCC Rules" means Title 47 U.S. Code of Federal Regulations and the policies of the FCC, as each may be amended from time to time.

            "Final Order" means an order of the FCC which is effective, which is not subject to any petition for reconsideration, petition to deny or informal objection, application for review, notice of appeal, petition for writ of certiorari or request for stay and the time for any Party to seek such relief or for the FCC to grant such relief sua sponte has expired.

            "Financial Statements' has the meaning set forth in Section 9.1(e).

            "GSA" means Geographic Service Area as that term is defined in the New FCC Order.

SPRINT PROPRIETARY INFORMATION                                 EXECUTION VERSION

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            "Guarantor" means Clearwire Corporation, a Delaware corporation, and its successors and assigns.

            "Indemnifying Party" has the meaning set forth in Section 11.3.

            "Initial Closing Date" means the date upon which the first Closing occurs with respect to any of the Markets.

            "Initial Fee" has the meaning set forth in Section 6.3.

            "Initial Term" has the meaning set forth in Section 2.1.

            "Investment Costs" has the meaning set forth in Section 17.1(h).

            "ITFS" means Instructional Television Fixed Service, as such term is defined in the Current FCC Rules. Pursuant to the New FCC Order, the FCC has changed the name of ITFS to EBS and therefore following the date on which the rules promulgated pursuant to the New FCC Order become effective, the term "ITFS" as used herein will be deemed to mean "EBS".

            "Leased Authorization" means, subject to adjustment as provided in this Agreement, (a) each authorization listed in Schedule R-2 which is attributable to a Closed Market, and (b) any FCC authorization for ITFS or MDS spectrum which is now or hereafter considered Leased Spectrum. Upon any Market becoming a Closed Market, any authorization listed in Schedule R-2 attributable to such newly Closed Market will automatically be considered as a Leased Authorization for purposes of this Agreement. Each and every Leased Authorization is collectively referred to herein as the "Leased Authorizations".

            "Leased Spectrum" means the spectrum which is leased by a Sprint Subsidiary from a third party and which Operator is entitled to use pursuant to the terms of this Agreement, including, (a) subject to the terms of Section 3.2(b), all spectrum listed in Schedule R-2 which is attributable to a Closed Market and (b) any ITFS or MDS spectrum which is hereafter leased to a Sprint Subsidiary, or which a Sprint Subsidiary is otherwise entitled to use in the Markets, pursuant to any contractual arrangement, and which is leased to Operator pursuant to the terms of Section 5.5 of this Agreement. Upon any Market becoming a Closed Market, subject to Section 3.2(b), any spectrum listed in Schedule R-2 attributable to such newly Closed Market will automatically be considered as Leased Spectrum for purposes of this Agreement.

            "Licensees" means collectively the Third Party Licensees and the Sprint Licensees.

            "Long Term De Facto Lease Transfer Effective Date" has the meaning set forth in Section 3.1(d).

            "Market" means any BTA listed on Schedule R-4 attached hereto or the [***] Geographic Service Area (as such term is defined in the New FCC Order), and "Markets" means all BTAs listed on Schedule R-4 and the [***] Geographic Service Area.

            "Market Closing" has the meaning set forth in Section 2.5.

            "Market Closing Date" has the meaning set forth in Section 2.5.

SPRINT PROPRIETARY INFORMATION                                 EXECUTION VERSION

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            "Market Closing Payments" means those payments identified and allocated by Market in Schedule 6.3 and which are due and payable to Sprint on the Initial Closing Date and each subsequent Market Closing Date.

            "MDS" means collectively Multichannel Multipoint Distribution Service and Multipoint Distribution Service, as such terms are defined in the Current FCC Rules. Pursuant to the New FCC Order, the FCC has changed the name of MDS to BRS and therefore following the date on which the rules promulgated pursuant to the New FCC Order become effective, the term "MDS" as used herein will be deemed to mean "BRS."

            "MHz Households" means the MHz per household in any given Market as determined in accordance with the methodology set forth in Exhibit B.

            "Minimum Number of Markets" has the meaning set forth in Section 2.3(b).

            "Monthly Fee" has the meaning set forth in Section 6.4.

            "Monthly Gross Revenues" has the meaning set forth in Section 6.8.

            "New FCC Order" means that certain Report and Order and Further Notice of Proposed Rulemaking dated June 10, 2004 in WT Docket No. 03-66 and several related dockets, and which was released by the FCC on My 29, 2004.

            "Operator" means Fixed Wireless Holdings, LLC, a Delaware limited liability company, and its permitted successors and assigns.

            "Operator Acquisition Expenses" has the meaning set forth in Section 17.1(h).

            "Operator Affiliate" means (a) Guarantor, for so long as it controls Operator, (b) any entity other than Guarantor which directly has the power to vote by ownership, proxy, contract or otherwise, securities constituting 50% or more of the voting securities of Operator or direct the appointment of 50% or more of the membership of the board or similar governing body of Operator, (c) any entity or person which is owned or controlled by Operator and (d) any entity which Guarantor controls, for so long as Guarantor controls Operator. For the purpose of this definition, an entity or person will be deemed to "control" another entity if (and only for so long as) such entity has the right to directly or indirectly (a) vote by ownership, proxy, contract or otherwise, securities constituting 50% or more of the voting securities of an entity, or
(b) appoint 50% or more of the membership on the board or similar governing body of an entity.

            "Operator Contributed Proportion" has the meaning set forth in
Section 17.1(h).

            "Operator Controlled Spectrum" means collectively the Operator Leased Spectrum and Operator Owned Spectrum.

            "Operator Indemnitee(s)" has the meaning set forth in Section 11.1.

            "Operator Leased Spectrum" means any MDS or ITFS spectrum rights held or hereafter acquired by Operator or any Operator Affiliate in any Closed Market pursuant to a contractual agreement with a party which is not a Sprint Subsidiary where the Operator or Operator Affiliate is not, or does not become, the licensee of said spectrum. For avoidance of doubt, as of the Effective Date the spectrum rights listed on Schedule 5.5 which Operator or any Operator Affiliate is, or will be, entitled to use pursuant to a contractual agreement, is Operator Leased Spectrum for purposes of this Agreement (as of the effective date of such contractual

SPRINT PROPRIETARY INFORMATION                                 EXECUTION VERSION
agreement); provided that the Markets to which such spectrum is attributable are Closed Markets.

            "Operator Owned Spectrum" means any MDS or ITFS spectrum rights held or hereafter acquired by Operator or any Operator Affiliate in any Closed Market, where Operator or such Operator Affiliate is or becomes the licensee for said spectrum. For avoidance of doubt, as of the Effective Date the spectrum rights listed on Schedule 5.5 which is, or will be, licensed to Operator or any Operate Affiliate is Operator Owned Spectrum for the purpose of this Agreement (as of such time as such spectrum right is assigned to or acquired by Operator or an Operator Affiliate); provided that the Markets to which such spectrum is attributable are Closed Markets.

            "Operator Transmission Equipment" has the meaning set forth in
Section 7.1.

            "Owned Spectrum Assignment Application" has the meaning set forth in
Section 17.1(e)(i).

            "Paid In Fees" has the meaning set forth in Section 17.1(h).

            "Parent Guaranty" has the meaning set forth in Section 6.8.

            "Party" means either Sprint or Operator and "Parties" means both Sprint and Operator.

            "Potential Spectrum" has the meaning set forth in Section 6.9.

            "Primary Lease" means each channel lease agreement identified in Schedule R-2 which is attributable to a Closed Market and any new channel lease agreement pursuant to which any Sprint Subsidiary becomes entitled to use any ITFS or MDS channels for commercial purposes in Region 1 and which are subleased to Operator pursuant to Section 5.5 of this Agreement, as each may be amended or extended as contemplated herein. Upon any Market becoming a Closed Market, any channel lease agreement listed in Schedule R-2 attributable to such newly Closed Market and any new channel lease agreement which channels are applicable to a Closed Market and which are subleased to Operator pursuant to Section 5.5 will automatically be considered as a Primary Lease for purposes of this Agreement. Each and every Primary Lease from time to time in effect are herein collectively referred to as the "Primary Leases".

            "Primary Lease Costs" has the meaning set forth in Section 6.1.

            "Primary Lease Fees" has the meaning set forth in Section 6.1.

            "Primary Lease Reimbursements" has the meaning set forth in Section 6.1.

            "Prohibited Entity" has the meaning set forth in Article XII.

            "Proponent" has the meaning set forth in the FCC Market Transition Rules.

            "Proposed Leased Authorizations" means all of the authorizations listed in Schedule R-2 or any FCC authorizations covering any Proposed Leased Spectrum.

            "Proposed Primary Leases" means all of the third party lease agreements with Sprint set forth in Schedule R-2.

            "Proposed Leased Spectrum" means the spectrum which is leased by a Sprint Subsidiary from a third party and which is listed in Schedule R-2.

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                                       6

            "Proposed Spectrum" means the Proposed Sprint Spectrum and the Proposed Leased Spectrum.

            "Proposed Sprint Spectrum" means all of the spectrum which is listed in Schedule R-3.

            "Put Assignment Application" has the meaning set forth in Section 17.2(d)(i).

            "Put/Call Term Sheet" has the meaning set forth in Section 17.2(d).

            "Put Closing" has the meaning set forth in Section 17.2(e).

            "Put Leased Spectrum Assignment Application" has the meaning set forth in Section 17.2(d)(ii).

            "Put Leased Spectrum Assignment Notification" has the meaning set forth in Section 17.2(d)(iii).

            "Put Notice" has the meaning set forth in Section 17.2(a).

            "Put Price" has the meaning set forth in Section 17.2(a).

            "Recapture Closing" has the meaning set forth in Section 17.1(f).

            "Recapture Notice" has the meaning set forth in Section 17.1(a).

            "Recaptured Lease Assignment Application" has the meaning set forth in Section 17.1(e)(ii).

            "Recaptured Lease Assignment Notification" has the meaning set forth in Section 17.1(e)(iii).

            "Recapture Price" has the meaning set forth in Section 17.1(h)

            "Recaptured Spectrum" has the meaning set forth in Section 17.1(a).

            "Region 1" means collectively all Markets.

            "Rejected Lease Credit" has the meaning set forth in Section 3.2(b).

            "Rejected Lease Fee" has the meaning set forth in Section 3.2(b).

            "Rejected Lease Initial Fee" has the meaning set forth in Section 3.2(b).

            "Rejected Primary Lease" has the meaning set forth in Section
3.2(b).

            "Renewal Term" has the meaning set forth in Section 2.1.

            "Revenue Threshold" has the meaning set forth in Section 6.8.

            "Rules" has the meaning set forth in Section 14.1.

            "Security" has the meaning set forth in Section 6.8.

            "Spectrum" means collectively, the Leased Spectrum and Sprint Spectrum.

            "Spectrum Development Cap" has the meaning set forth in Section 4.3(b).

            "Spectrum Grouping" has the meaning set forth in Section 17.1(c)(i).

            "Spectrum Grouping Criteria" has the meaning set forth in Section 17.1(d).

SPRINT PROPRIETARY INFORMATION                                 EXECUTION VERSION

            "Sprint" means collectively all Sprint Subsidiaries.

            "Sprint Authorization" means (a) any FCC authorization identified in Schedule R-3 attributable to a Closed Market, and (b) any FCC authorization hereafter issued by the FCC to, or acquired by, any Sprint Subsidiary to construct and operate MDS or ITFS facilities assigned to such authorization within a Closed Market and which is leased to Operator as contemplated pursuant to this Agreement. Each and every Sprint Authorization from time to time in effect are herein collectively referred to as the "Sprint Authorizations" Sprint Authorizations do not include any FCC authorizations acquired by any Sprint Subsidiary pursuant to Section 17.1.

            "Sprint Contributed Proportion" has the meaning set forth in Section 17.1(h).

            "Sprint Entity" means Sprint Corporation and any subsidiary of Sprint Corporation.

            "Sprint Indemnitee(s)" has the meaning set forth in Section 11.2.

            "Sprint Licensee" means any Sprint Subsidiary which holds a Sprint Authorization which is then subject to the terms of this Agreement. Each and every Sprint Licensee is collectively referred to herein as the "Sprint Licensees".

            "Sprint Renewal Application" has the meaning set forth in Section 3.1(g).

            "Sprint Spectrum" means the frequencies that the Sprint Licensees are authorized at any given time to utilize pursuant to the Sprint Authorizations within the geographic areas designated therein, provided that such Sprint Authorizations are attributable to a Closed Market. Upon any Market becoming a Closed Market, any spectrum listed in Schedule R-3 attributable to such newly Closed Market will automatically be considered as Sprint Spectrum for purposes of this Agreement, provided that the corresponding Sprint Authorization is in full force and effect.

            "Sprint Subsidiary" means of any of the wholly owned subsidiaries of Sprint Corporation which are identified on Schedule R-1 attached hereto, and each of their respective successors and assigns.

            "Sprint Subsidiaries" means collectively, each and every Sprint Subsidiary.

            "Sprint Transmission Equipment" has the meaning set forth in Section 7.1.

            "Sprint's Pro Rata Share" has the meaning set forth in Section 17.1
(k).

            "Substitute Tower Lease" has the meaning set forth in Section 2.8.

            "Term" has the meaning set forth in Section 2.1.

            "Third Party Licensee" means any person or entity, other than a Sprint Entity, which may be from time to time a party to a Primary Lease. Each and every Third Party Licensee is collectively referred to herein as "Third Party Licensees".

            "Towers" has the meaning set forth in Article XVI.

            "Tower Leases" has the meaning set forth in Article XVI.

            "Tower Sublease Consent" has the meaning set forth in Article XVI.

            "Tower Subleases" has the meaning set forth in Article XVI.

            "Transition Costs" has the meaning set forth in Section 17.1(h).

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            "Transition Plan" has the meaning set forth in the FCC Market
Transition Rules.

            "Transition Services Agreement' has the meaning set forth in Section 5.4.

            "Transmission Equipment" has the meaning set forth in Section 7.1.

            "Transmission Facilities Operation and Maintenance Agreement" has the meaning set forth in Section 3.2(d).

            "Unilateral Action" has the meaning set forth in Section 5.1(a).

            "Unincorporated Spectrum" has the meaning set forth in Section 17.1
(a).

                                   Article II
                     ROLLING CLOSING AND CLOSING CONDITIONS

            2.1 Term. Subject to the provisions for earlier termination contained in Article X and Section 18.6, this Agreement will extend for: (a) an initial term of [***] from the Initial Closing Date (the "Initial Term") and (b) one additional term of [***] (the "Renewal Term") unless Operator notifies Sprint at least [***] before the end of the Initial Term that Operator elects not to extend this Agreement for the Renewal Term. The Initial Term and Renewal Term, if it becomes effective, are herein referred to collectively as the "Term".

            2.2 Rolling Closings. The Parties acknowledge that it is in their respective best interests for the sublease of the spectrum set forth in Schedule R-2 and the lease of the spectrum set forth in Schedule R-3 contemplated pursuant to this Agreement be consummated as soon as reasonably practical. Furthermore, the Parties acknowledge that it may not be practical to consummate the lease and sublease contemplated pursuant to this Agreement with respect to all Markets at the same time. Therefore, the various leases, sublease and licenses contemplated pursuant to this Agreement may take effect (each a "Closing") as to each Market at different times in the manner described in this
Article II. Upon a Closing having occurred with respect to any Market, such Market will be a "Closed Market" for purposes of this Agreement.

            2.3   Initial Closing.

              (a) Upon the Initial Closing Date, Operator will have all the rights granted herein with respect to Spectrum and Sprint Transmission Equipment in each Market that is the subject of such Closing.

              (b) Following the date on which Sprint and Operator have obtained Tower Lease Consents to enter into Tower Subleases or have procured Substitute Tower Leases, or combination thereof, for at least five Markets, which Markets, along with those Markets identified in the last two sentences of this Section 3.2(b), will include without limitation at least four of the top ten Markets as determined by the number of households in each Market ("Minimum Number of Markets"), Sprint will proceed with the initial Closing by providing Operator with notice of Sprint's selection of a date which is no sooner than 10 days following such notice and no later than 180 days following the Effective Date and such date will be the Initial Closing Date. If Sprint and Operator have obtained Tower Lease Consents to enter into Tower Subleases or

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      have procured Substitute Tower Leases for the Minimum Number of Markets
      and Sprint fails to provide such notice, then the Initial Closing Date will occur on the earlier of the 30th day following the date that Sprint and Operator have obtained the Tower Sublease Consents or Substitute Tower Leases for the Minimum Number of Markets or the 180th day following the Effective Date. The Parties acknowledge that Sprint does not have any tower facilities in the following Markets and that such Markets will become Closed Markets on the Initial Closing Date without any condition of a Tower Sublease Consent or Substitute Tower Lease: [***] The Parties acknowledge that a Sprint Subsidiary owns the tower facilities in the [***] Market and that such Market will become a Closed Market on the Initial Closing Date, subject to such Sprint Subsidiary and Operator entering into a lease agreement as mutually agreed upon for such tower facilities.

              (c) Following the selection or determination of the Initial Closing Date, the Parties will proceed with Closing with respect to all applicable Markets, provided that:

                        (i) The following conditions to Operator's obligation to
            proceed with Initial Closing Date are satisfied or waived by
            Operator:

                        (A) Sprint will have delivered to Operator Tower
                  Subleases (with any required Tower Sublease Consents) and Substitute Tower Leases for at least the Minimum Number of Markets.

                        (B) Sprint will have delivered to Operator all documents
                  referenced in Section 2.4(a) hereof.

                        (C) As of the Initial Closing Date there will exist no
                  valid order, statute, rule, regulation, executive order, stay, decree, judgment or injunction which prohibits or prevents the consummation of the transactions contemplated by this Agreement.

                        (D) All representations and warranties made by Sprint in
                  or pursuant to this Agreement will be true and correct in all material respects, except for those representations and warranties that are qualified as to materiality which will be true and correct in all respects, on and as of the Initial Closing Date with the same effect as if such representations and warranties had been made on and as of the Initial Closing Date, except to the extent that any such representation or warranty by its terms relates to an earlier date, and except to the extent that any change is expressly permitted by the terms of this Agreement or expressly consented to in writing by Operator.

                        (E) Sprint will have performed or complied in all
                  material respects with all covenants, agreements and conditions contained in this

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                  Agreement required to be performed or complied with at or
                  prior to the Initial Closing Date.

                        (ii) The following conditions to Sprint's obligation to
            proceed with Initial Closing Date are satisfied or waived by Sprint:

                        (A) Operator will have delivered to Sprint all items
                  referenced in Section 2.4(b) hereof.

                        (B) As of the Initial Closing Date there will exist no
                  valid order, statute, rule, regulation, executive order, stay, decree, judgment or injunction which prohibits or prevents the consummation of the transactions contemplated by this Agreement.

                        (C) All representations and warranties made by Operator
                  in or pursuant to this Agreement will be true and correct in all material respects, except for those representations and warranties that are qualified as to materiality which will be true and correct in all respects, on and as of the Initial Closing Date with the same effect as if such representations and warranties had been made on and as of the Initial Closing Date, except to the extent that any such representation or warranty by its terms relates to an earlier date, and except to the extent that any change that is expressly permitted by the terms of this Agreement or expressly consented to in writing by Operator.

                        (D) Operator will have performed or complied in all
                  material respects with all covenants, agreements and conditions contained in this Agreement required to be performed or complied with at or prior to the Initial Closing Date.

                        (E) Operator will have paid Sprint all Market Closing
                  Payments for each Market Closing on the Initial Closing Date.

            2.4 Deliveries on Initial Closing Date.

              (a) On the Initial Closing Date, Sprint will deliver to Operator:

                        (i) Each Tower Sublease (with any required Tower
            Sublease Consent) or, as applicable, Substitute Tower Lease for the Markets then Closing, duly executed by the appropriate Sprint Subsidiary;

                        (ii) A cross receipt executed by an officer of Sprint
            identifying each of the Markets subject to such Closing and acknowledging that each such Market is a Closed Market for purposes of this Agreement;

                        (iii) Each Consent attributable to the Market then
            Closing which Sprint has obtained;

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                        (iv) The Spectrum Operation Agreement duly executed by
            Sprint;

                        (v) The tower lease for the [***] Market duly executed
            by the appropriate Sprint Subsidiary;

                        (vi) The Transition Services Agreement duly executed by
            Sprint; and

                        (vii) A certificate duly executed by Sprint that all of
            the conditions set forth in Section 2.3(c)(i) have been satisfied.

              (b) On the Initial Closing Date, Operator will deliver to Sprint:

                        (i) Each Tower Sublease (along with any required Tower
            Sublease Consent) for the Markets then Closing, duly executed by Operator;

                        (ii) The Parent Guaranty, duly executed by Guarantor;

                        (iii) A cross receipt executed by an officer of Operator
            identifying each of the Markets subject to such Closing, and acknowledging that each such Market is a Closed Market for purposes of this Agreement;

                        (iv) The Spectrum Operation Agreement duly executed by
            Operator;

                        (v) The Transition Services Agreement duly executed by
            Operator;

                        (vi) The tower lease for the [***] Market duly executed
            by the appropriate Sprint Subsidiary;

                        (vii) Operator will have paid to Sprint the Market
            Closing Payments for all of the Markets which are closing on the Initial Closing Date; and

                        (viii) A certificate duly executed by Operator that all
            of the conditions set forth in Section 2.3(c)(ii) have been satisfied.

            2.5 Market Closings. Following the Initial Closing Date, from time to time or all at once, at such time as Sprint or Operator obtains a Tower Sublease Consent for an applicable Tower Sublease or a Substitute Tower Lease for a Market which is not a Closed Market, the Parties will proceed to Closing pursuant to the terms set forth in this Section 2.5 with respect to each such Market (each a "Market Closing"). Each Market Closing will occur on a date (a "Market Closing Date") mutually agreed upon by the Parties, provided however, that as long as there exists no valid order, statute, rule, regulation, executive order, stay, decree, judgment or injunction which prohibits or prevents such Market Closing, such Market Closing will not occur later than 15 days following the date on which Sprint receives the Tower Sublease Consent for an applicable Tower Sublease for such Market or Sprint provides a Substitute Tower

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Lease for such Market. Upon each Market Closing, Operator will have all the rights granted herein with respect to the Spectrum and Sprint Transmission Equipment in each such Closed Market.

            2.6 Deliveries on the Rolling Market Closing Date.

              (a) On each Market Closing Date, Sprint will deliver to Operator:
      (i) the Tower Sublease for such Market, along with any required Tower Sublease Consent, or the Substitute Tower Lease for each such Market, (ii) a certificate executed by an officer of Sprint identifying each of the Markets subject to such Closing, and acknowledging that each such Market is a Closed Market for purposes of this Agreement, and (iii) each Consent attributable to the Markets then Closing which Sprint has obtained.

              (b) On each Market Closing Date, and with respect to each Market then Closing, Operator will: (i) pay Sprint all Market Closing Payments for the Markets then Closing, and (ii) deliver a certificate executed by an officer of Operator identifying each of the Markets subject to such Closing, and acknowledging that each such Market is a Closed Market for purposes of this Agreement.

              (c) Commencing with each Market Closing Date, the Monthly Fee otherwise payable pursuant to Section 6.4 will be increased by an amount equal to the amount corresponding to such Closed Market on Schedule 6.4 attached hereto.

            2.7 Termination Date.

              (a) At the election of either Party, this Agreement will terminate on the 10th day following the notice of such electing Party's intent to terminate this Agreement if the Initial Closing Date has not occurred on or before the 180th day following the Effective Date, provided, however that a Party may not terminate this Agreement if the Initial Closing Date has not occurred as a result of that Party's failure to comply with its obligations under this Agreement.

              (b) Each Party's right of termination under this Section 2.7 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to this
      Section 2.7, all further obligations of the Parties under this Agreement will terminate, except the obligations in Article XIII will survive.

              (c) Except as otherwise specifically provided in this Agreement, if this Agreement terminates for any reason other than (i) the Tower Sublease Consents or Substitute Tower Leases for the Minimum Number of Markets as contemplated pursuant to Section 2.3(b) having not been obtained, (ii) the existence of any valid order, statute, rule, regulation, executive order, stay, decree, judgment, or injunction which prohibited or prevented any such Market Closings or (iii) Sprint's failure to comply with its obligations under this Agreement, then Sprint will retain the Initial Fee. Otherwise the Initial Fee will be refunded within 5 business days of any such termination.

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            2.8 Tower Lease Consents. For a period of 180 days following the
Effective Date, Sprint will use Efforts to obtain the Tower Sublease Consents for all Tower Subleases for the Tower Leases identified in Schedule 16 and which are denoted therein as requiring the landlord's consent. At any time during the 18 months following the Initial Closing Date, Sprint may deliver a Tower Sublease Consent for any Tower which is located in a Market which is not a Closed Market or a lease for other suitable replacement tower facilities ("Substitute Tower Lease") on financial terms and conditions at least as favorable to Operator as the relevant Tower Lease being replaced and such Substitute Tower Lease will automatically take the place of such Tower Lease for purposes of this Agreement. Upon delivery of such Tower Sublease Consent or Substitute Tower Lease, the Parties will proceed to Closing with respect to such Market as contemplated pursuant to Section 2.6. In addition, if at any time during such eighteen (18) month period, Operator elects, by written notice to Sprint, to lease or sublease the spectrum in a Market which is not a Closed Market even though the Tower Sublease Consent or a Substitute Tower Sublease has not been procured for such Market, then the Parties will proceed to Closing with respect to such Market pursuant to Section 2.6. In such case, Sprint will have no liability whatsoever for the failure to obtain a Tower Sublease Consent or a Substitute Tower Lease for such Market. To the extent that any Tower Sublease or Substitute Tower Lease is not obtained within a reasonable period of time, the obligations of Operator set forth in Section 7.7 will be adjusted appropriately. If a Tower Sublease Consent or a Substitute Tower Lease with respect to any Market is not obtained within 18 months following the Initial Closing Date then, provided that Sprint provides Operator with notice of its intent to lease or otherwise transfer spectrum in Markets which are not Closed Markets and Operator does not elect to proceed to Closing without a Tower Sublease Consent or Substitute Tower Lease within 30 days of such notice, Sprint's obligations set forth in Section 2.9 will terminate with respect to such Market in which case Sprint may then enter into any transaction with respect to the spectrum in any such Markets with any other party and Sections 5.5 and 13.3 will thereafter no longer be applicable to any such Markets.

            2.9 Covenants Pending Closing.

              (a) Except as otherwise specified herein, from and after the Effective Date, each Party will use its Efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable and consistent with applicable law to perform its obligations under this Agreement to facilitate the Closing of the Markets and to satisfy its respective conditions to Closing.

              (b) From and after the Effective Date, but subject to the terms of
      Section 2.8, Sprint will not enter into any agreement, arrangement or understanding to, or otherwise offer or commit to sell, transfer, assign, lease or dispose of any of the spectrum identified on Schedule R-2 and Schedule R-3. Notwithstanding the preceding sentence, this Section 2.9(b) will not apply to (i) any spectrum in a Closed Market which becomes Recaptured Spectrum or which is no longer leased or subleased, as applicable, by Operator pursuant to this Agreement, (ii) any sale, lease, transfer, assignment, or other disposition which takes effect after the Term, and (iii) any sale, lease, transfer, assignment, or other disposition of any spectrum rights provided that such spectrum rights remain subject to the terms of this Agreement.

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              (c) From and after the Effective Date through the Initial Closing
      Date and/or Market Closing Date, as applicable, but subject to the provisions of Section 2.8 and Section 3.2(b), Sprint will make all required payments and perform all material obligations then required under each channel lease agreement identified in Schedule R-2 which is attributable to any Market which is not a Closed Market. From and after the Effective Date through the applicable Initial Closing Date or Market Closing Date, Sprint will, consistent with its past business practices and procedures, maintain all necessary qualifications to hold and obtain renewal in the ordinary course all authorizations identified in Schedule R-3 which are attributable to any Market which is not a Closed Market.

                                   Article III
              LEASE OF SPRINT SPECTRUM; USE OF THIRD PARTY SPECTRUM

                  3.1 Lease of Sprint Spectrum.

              (a) Operator's right to use any Proposed Sprint Spectrum in any given Market is subject to the Initial Closing Date or a Market Closing Date having occurred for such Market. Commencing with the Initial Closing Date, and subject to the terms and conditions of this Agreement, each Sprint Licensee will lease its respective Sprint Spectrum to Operator for the duration of the Term. Subject to the terms of this Agreement, the Sprint Authorizations, the FCC Rules, the Initial Closing Date and the applicable Market Closing Date having occurred, Operator may use all of the currently and potentially available capacity on the Sprint Spectrum during the Term for any purpose now or hereafter allowed by FCC Rules.

              (b) The parties acknowledge that on July 29, 2004 the FCC released the New FCC Order in which the FCC substantially modified the FCC Rules applicable to MDS and ITFS, but that the new FCC Rules have not yet become effective. It is the intent of the Parties that this Agreement be interpreted in a manner consistent with the Current FCC Rules until such modified FCC Rules become effective and that thereafter this Agreement be interpreted in a manner consistent with the modified FCC Rules. Specifically, Operator and the Sprint Licensees acknowledge that in the New FCC Order, the FCC has adopted rules permitting long term de facto transfer leasing by MDS licensees, but that such rules have not become effective as of the Effective Date. Until the Long Term De Facto Transfer Lease Effective Date (as defined herein) with respect to any given Sprint Spectrum, the lease of such Sprint Spectrum pursuant to this Agreement will be deemed to be, and will be interpreted as, a lease of all of the currently and potentially available capacity on the Sprint Spectrum pursuant to the Current FCC Rules which govern the leasing of MDS capacity. Notwithstanding any provision herein to the contrary, until the Long Term De Facto Transfer Lease Effective Date, each Sprint Licensee will exercise such de jure and de facto control over the construction and operations of all facilities authorized pursuant to its respective Sprint Authorizations as is required by the Current FCC Rules, and each Third Party Licensee will exercise such de jure and de facto control over the

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      construction and operations of all facilities authorized pursuant to their respective Leased Authorizations as is required by the Current FCC Rules.

              (c) The Sprint Licensees and Operator will use Efforts to prepare all application forms and related exhibits, certifications and other documents necessary to secure the FCC's consent to the long term de facto transfer leasing of all of the Proposed Sprint Spectrum ("FCC Lease Applications") and to file the FCC Lease Applications within 5 business days following the later of (i) the date the FCC Rules permitting MDS licensees to engage in long term de facto transfer leasing become effective and (ii) the Effective Date. Subsequently, the Sprint Licensees and Operator each will promptly and diligently prepare, file and prosecute all necessary amendments, briefs, pleadings, petitions for reconsideration, applications for review, waiver requests, documents and supporting data, and take all such actions and give all such notices as may be required or requested by the FCC or as may be appropriate to expedite the grant of each FCC Lease Application without conditions materially adverse to the respective Sprint Licensee or Operator. If any person or entity petitions the FCC to deny one or more of the FCC Lease Applications, or if the FCC grants such applications and any person or entity petitions for reconsideration or review of such grant before the FCC or appeals or applies for review in any judicial proceeding, then the respective Sprint Licensee and Operator will use their Efforts to oppose such petition before the FCC or defend such grant by the FCC. If the FCC denies one or more of the FCC Lease Applications or grants one or more of such applications with conditions materially adverse to Operator or the relevant Sprint Licensee, then if requested to do so by such adversely affected Party, such Party and the other relevant Party will use their Efforts to secure reconsideration or review of such action. Operator will be responsible for the payment of all Costs that the Sprint Licensees incur in connection with their performance under this Section 3.1 (c), including all application fees imposed by the FCC on the filing of the FCC Lease Applications and all legal fees incurred in the preparation and prosecution of the FCC Lease Applications.

              (d) With respect to any given Sprint Spectrum, the "Long Term De Facto Transfer Lease Effective Date" will be the later of (i) the date on which the FCC's grant of the respective FCC Lease Application becomes a Final Order, or (ii) the applicable Market Closing Date or Initial Closing Date. This Agreement will be deemed to be, and will be interpreted as, a long term de facto transfer lease with respect to such Sprint Spectrum immediately upon the Long Term De Facto Transfer Lease Effective Date with respect to such Sprint Spectrum, without further action by the Sprint Licensee or Operator. Upon the Long Term De Facto Transfer Lease Effective Date with respect to any given Sprint Spectrum and subject to the terms set forth herein, including those set forth in Article V hereof, the maximum control over and responsibility for the construction and operation of facilities utilizing such Sprint Spectrum and compliance with the FCC Rules will automatically be transferred to Operator and the relevant Sprint Licensee will be relieved of such responsibility to the maximum extent permitted by the FCC Rules. Notwithstanding the foregoing, during the Term each Sprint Licensee will remain in de jure control of its Sprint Authorizations and will remain in de facto control over any Sprint Spectrum for which the Long Term De Facto Transfer Lease Effective Date has not occurred. During the Term, Operator will not hold itself

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

      out to the public as the de jure licensee of any of the Sprint Authorizations or take any action inconsistent with or contrary to the relevant Sprint Licensee's de jure control over its Sprint Authorizations.

              (e) Notwithstanding anything contained herein to the contrary: (i) Operator will comply at all times with the FCC Rules and all other applicable laws; (ii) this Agreement may be revoked, cancelled, or terminated by Sprint pursuant to Section 10.2 or by the FCC if Operator fails to comply with the FCC Rules and other applicable laws related hereto; (iii) if any Sprint Authorization is revoked, cancelled, terminated, or otherwise ceases to be in effect, Operator will have no continuing authority or right to use the Sprint Spectrum authorized pursuant to that Sprint Authorization, unless otherwise authorized by the FCC, nor will it have any continuing obligations with respect thereto;
      (iv) this Agreement is not an assignment, sale, or other type of irrevocable transfer of the Sprint Authorizations; (v) this Agreement will not be assigned to any entity that is ineligible or unqualified to enter into a spectrum leasing arrangement under the FCC Rules; and (vi) Sprint will not consent to an assignment of this Agreement unless such assignment complies with applicable FCC Rules.

              (f) Notwithstanding anything to the contrary contained herein, the lease for the Sprint Spectrum authorized pursuant to a given Sprint Authorization will not extend beyond: (i) the date such Sprint Authorization expires by its terms; provided, however that if a timely-filed application for renewal is submitted, the lease for the Sprint Spectrum authorized pursuant to such Sprint Authorization will not cease unless and until such application for renewal is dismissed or denied with prejudice by the FCC by Final Order; (ii) the date such Sprint Authorization is terminated, forfeited or cancelled by the FCC; or (iii) the expiration of the Term or the termination of this Agreement pursuant to Article X. Upon the expiration or termination of the lease for any given Sprint Spectrum pursuant to this Section 3.1 (f), such spectrum will no longer be considered Sprint Spectrum for purposes of this Agreement and the Sprint Authorization for such spectrum will no longer be considered a Sprint Authorization for purposes of this Agreement. If the FCC terminates or does not renew any Sprint Authorization and provides Sprint with any other spectrum in consideration for such termination or non-renewal, then such new spectrum will be Sprint Spectrum for purposes of this Agreement. If the FCC terminates or does not renew any Sprint Authorization and the FCC provides monetary compensation to Sprint in return, such compensation will be credited against the Monthly Fees to the extent it does not exceed the net present value (using a discount rate of [***] of the Monthly Fees allocable to the Sprint Spectrum subject to such termination or non-renewal (determined by multiplying the Monthly Fees otherwise payable to Operator by a fraction, the numerator of which is the MHz Households for such Sprint Spectrum subject to the termination or non-renewal, and the denominator of which is the MHz Households for all Proposed Spectrum as of the Effective Date), minus any other compensation paid by the FCC to Operator in consideration of the termination or non-renewal of such Sprint Authorizations. Except as set forth in the immediately preceding sentence and in Section 10.3, in no event will Monthly Fees be reduced as a result of the loss of any Sprint Authorization. If the FCC terminates or does not renew any Sprint Authorization and provides Sprint compensation in the form of bidding credits to Sprint

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

      in return, to the extent permitted by the FCC, and subject to the terms and conditions set forth in this Section. Sprint will make such bidding credits available to Operator for the purpose of acquiring spectrum within Region 1. Operator will provide Sprint with at least 60 days advance notice of its intent to participate in any FCC auction in which Operator intends to use such bidding credits. Sprint and Operator will take such actions as are necessary and proper to transfer such bidding credits to Operator prior to the date on which Operator is required to pay for any spectrum it acquires in Region 1 pursuant to an FCC auction, provided, however that the face value of such bidding credits will not exceed the lesser of : (i) the total bidding credits received by Sprint which are allocable to the termination or non-renewal of any Sprint Authorizations within Region 1, or (ii) the value on a per MHz/pop basis for the bidding credits received by Sprint which are allocable to the termination or non-renewal of any Sprint Authorizations within Region 1, multiplied by the MHz/pop for all spectrum acquired by Operator at such auction for Region 1. As a condition of the transfer of the bidding credits, Operator will execute and deliver an agreement, in form and substance reasonably satisfactory to Sprint, to assign the spectrum acquired in Region 1 to a Sprint Subsidiary. Upon the consummation of such assignment and such spectrum becoming authorized by the FCC, it will be deemed Sprint Spectrum for purposes of this Agreement. Operator's rights to use any such bidding credits as set forth herein will only apply to the next FCC auction which follows the termination or non-renewal of any Sprint Authorization for which such bidding credits were awarded. Thereafter, Operator will have no claim whatsoever to such bidding credits. If Operator is entitled to the bidding credits as set forth in this Section 3.1 (f) and Sprint is unable to transfer the bidding credits to Operator or Operator is unable to use or receive the benefit of the bidding credits as set forth in this Section
      3.1 (f), then upon written notice to Sprint, the Monthly Fees for the affected Market will be reduced by a percentage determined by dividing (A) the number of MHz Households for the Spectrum subject to such termination, by (B) the number of MHz Households for all Potential Spectrum for such Market as of the Effective Date. The reduction in Monthly Fees contemplated pursuant to the preceding sentence will take effect on the first day of the next calendar month following delivery of such notice. In no event will Operator have any claim to bidding credits arising from the termination of any Sprint Authorization resulting from a breach of Operator's obligations under this Agreement.

              (g) If any Sprint Authorization expires during the Term, the relevant Sprint Licensee will use its Efforts to prepare and timely file such application for renewal as is required by the FCC Rules ("Sprint Renewal Application"). Operator will provide Sprint with such information as Sprint reasonably requests to assist in the preparation of any Sprint Renewal Application. Any such Sprint Renewal Application will include an affirmative statement of the Sprint Licensee that it intends, subject to the approval of the FCC, to extend the lease of such Spectrum pursuant to the terms of this Agreement. If any Sprint Authorization subject to long term de facto transfer leasing expires during the Term, Operator and the relevant Sprint Licensee will timely seek any required approval from the FCC for continued long term de facto transfer leasing pursuant to the terms of this Agreement in the Sprint Renewal Application for the underlying Sprint Authorization. If any person petitions the FCC to deny one or more of the Sprint Renewal Applications, or if the FCC grants a Sprint Renewal Application and any

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

      person petitions for reconsideration or review of such grant before the FCC, or appeals or applies for review in any judicial proceeding, then the respective Sprint Subsidiary and Operator will use their Efforts to oppose such petition before the FCC or defend such grant by the FCC. If the FCC denies one or more of the Sprint Renewal Applications or grants one or more of such applications with conditions materially adverse to any Party, then if requested to do so by such adversely affected Party, such Party and the other relevant Party will use their Efforts to secure reconsideration or review of such action. Operator will be responsible for the payment of all Costs that the Sprint Licensees incur in connection with their performance under this Section 3.1 (g), including all application fees imposed by the FCC on the filing of the Sprint Renewal Applications and all legal fees incurred in the preparation and prosecution of the Sprint Renewal Applications.

                  3.2 Use of Leased Spectrum.

              (a) Operator's right to use any Proposed Leased Spectrum contemplated pursuant to this Section in any given Market is subject to the Market Closing Date, or Initial Closing Date, as applicable, having occurred for such Market. Each Sprint Subsidiary which is a party to a Proposed Primary Lease will grant to Operator, for the duration of the Term, a license to use, subject to the terms of this Agreement, all of the currently and potentially available capacity on the Leased Spectrum which the respective Sprint Subsidiaries are entitled to use pursuant to the Primary Leases. Subject to the terms of this Agreement, Operator may use the Leased Spectrum for any purpose now or hereafter allowed by the FCC Rules, provided, however, that Operator's use of the Leased Spectrum will at all times be subject to the terms of the Primary Lease governing such Leased Spectrum. Notwithstanding any provision hereof, during the Term each Third Party Licensee will remain in de jure and de facto control over its Leased Spectrum and Operator will not hold itself out to the public as the de jure or de facto licensee of any of the Leased Authorizations or take any action inconsistent with or contrary to the relevant Third Party Licensee's de jure or de facto control over its Leased Authorizations unless the FCC has authorized Operator to exercise long term de facto transfer leasing control over such Leased Authorization pursuant to
      Section 5.5.

              (b) Notwithstanding anything to the contrary contained herein, but subject to Section 3.2(e), the spectrum encumbered by those certain Proposed Primary Leases identified in Schedule 3.2 will not be considered Leased Spectrum until and unless the Parties obtain the consent of the Third Party Licensee of such spectrum as contemplated pursuant to this
      Section 3.2(b). From and after the Initial Closing Date through the 180th day thereafter (the "Consent Date") the relevant Sprint Subsidiary and Operator will each use their Efforts to obtain each consent identified in
      Schedule 3.2 to the transfer of such Sprint Subsidiary's rights and obligations under the corresponding Primary Leases in accordance with the terms of this Agreement (each a "Consent" and collectively, the "Consents"). Sprint will use its Efforts to obtain each Consent in substantially the form attached as Exhibit A but any documentation executed by an applicable Third Party Licensee which reasonably permits the license of any such Leased Spectrum as contemplated herein will be effective as a Consent. Each Proposed

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      Primary Lease listed on Schedule 3.2 for which a Consent is not obtained as of the Consent Date will be deemed a "Rejected Primary Lease". Following the Consent Date, but subject to such Sprint Subsidiary's obtaining such Consent at a later date as set forth in Section 3.2(c) (i) any Rejected Primary Lease will no longer be deemed a Primary Lease for purposes of this Agreement, (ii) the Leased Authorization which is the subject of any Rejected Primary Lease will no longer be deemed a Leased Authorization for purposes of this Agreement, and (iii) all of Sprint's obligations pursuant to Section 2.9 with respect to such Rejected Primary Lease will terminate with respect to the Proposed Leased Spectrum governed by such Rejected Primary. Following the Consent Date, Sprint will provide Operator with a credit against the Monthly Fees in the amount equal to the sum of (w) all Primary Lease Costs (as defined in Section 6.1) paid by Operator through the Consent Date pursuant to each Rejected Primary Lease attributable to a Closed Market, (x) the aggregate of all Monthly Fees paid to Sprint through The Consent Date with respect to the applicable Closed Market as set forth in Section 6.4 multiplied by a fraction, the numerator of which is the MHz Households for the Leased Spectrum subject to each Rejected Primary Lease and the denominator of which is the MHz Households for all Spectrum for such Closed Market as of the Effective Date, (y) a portion of the Initial Fee paid pursuant to Section 6.3 determined by multiplying the Initial Fee by a fraction the numerator of which is the MHz Households for the Leased Spectrum subject to a Rejected Primary Lease and the denominator is the MHz Households for all Proposed Spectrum as of the Effective Date, and (z) the Market Closing Payment for such Closed Market multiplied by a fraction the numerator of which is the MHz Households for the Leased Spectrum subject to a Rejected Primary Lease and the denominator is the MHz Households for all Proposed Spectrum as of the Effective Date in such Closed Market (the "Rejected Lease Credit"). As used herein, the amount determined pursuant to clauses (y) and (z) of the immediately preceding sentence is known as the "Rejected Lease Initial Fee." The Rejected Lease Credit will be applied against the next installment(s) of Monthly Fees until the balance of Rejected Lease Credit is $0. Within 30 days following the Consent Date, Sprint will provide Operator with the computation of the Rejected Lease Credit which computation will be conclusive on the Parties unless Operator provides written notice of its disagreement to such Rejected Lease Credit within 30 days thereafter, in which case the matter will be submitted to the dispute resolution procedures set forth in Article XIV of this Agreement. From and after the Consent Date, the Market Closing Payment for each Market which contains a Rejected Primary Lease will be reduced by an amount equal to the Market Closing Payment for such Market as set forth in Schedule 6.3 multiplied by a fraction the numerator of which is the MHz Households for the spectrum subject to the Rejected Primary Lease(s) and the denominator is the MHz Households for all Proposed Spectrum as of the Effective Date in such Market then Closing (the "Rejected Lease Fee"). For avoidance of doubt, Exhibit B sets forth the MHz Households for all Proposed Spectrum as of the Effective Date as well as the methodology to be employed in determining MHz Households for any Spectrum pursuant to this Agreement. Following the Consent Date: (I) Operator will no longer be responsible for the Primary Lease Costs arising under any Rejected Primary Lease, and (II) the Monthly Fee otherwise payable to Sprint will be reduced by a percentage determined by dividing (A)

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      the number of MHz Households for the Leased Spectrum subject to the
      Rejected Primary Leases by (B) the number of MHz Households for all Proposed Spectrum as of the Effective Date. Notwithstanding anything to the contrary contained herein, the Parties acknowledge that the Third Party Licensees listed on Schedule 3.2(b) have asserted that their respective Primary Leases are no longer in effect. If Sprint fails to obtain a Consent for any such Primary Lease by the Consent Date, the Rejected Lease Credit with respect to any such Primary Lease listed on
      Schedule 3.2(b) will include the Primary Lease Fees paid by Operator with respect to such Primary Lease.

              (c) If following the Consent Date a Sprint Subsidiary obtains a Consent with respect to any Rejected Primary Lease attributable to a Closed Market and provides Operator with written notice thereof, then commencing with the first full calendar month following the date such Consent is obtained (i) Operator will be responsible for the payment of all Primary Lease Costs allocable to such Rejected Primary Lease, (ii) the Monthly Fee will be increased by an amount equal to the Monthly Fee for such Market as set forth on Schedule 6.4, multiplied by a fraction, the numerator of which is the number of MHz Households for the Leased Spectrum subject to such Rejected Primary Leases, and the denominator of which is the number of MHz Households for all Proposed Spectrum as of the Effective Date, (iii) such Rejected Primary Lease will thereafter be deemed a Primary Lease for purposes of this Agreement, the spectrum which is the subject of any Rejected Primary Lease will be deemed Leased Spectrum for purposes of this Agreement and the FCC authorization which is the subject of any Rejected Primary Lease will be deemed a Leased Authorization for purposes of this Agreement, and (iv) and no later than 30 days following the date such Consent is obtained, Operator will pay to Sprint an amount equal to (A), if such Rejected Primary Lease was attributable to a Closed Market as of the Consent Date, the Rejected Lease Initial Fee for such Rejected Primary Lease, or (B) if such Rejected Primary Lease was not attributable to a Closed Market as of the Consent Date, but such Market becomes a Closed Market prior to delivery of the applicable Consent, the Rejected Lease Initial Fee and an amount equal to the Rejected Lease Fee for such Rejected Primary Lease. If following the Consent Date a Sprint Subsidiary obtains a Consent with respect to any Rejected Primary Lease attributable to a Market which is not a Closed Market, then upon such Market becoming a Closed Market, such Rejected Primary Lease will become a Primary Lease and such spectrum will become Leased Spectrum and Operator will pay Sprint the Rejected Initial Lease Fee for such Rejected Primary Lease and the Market Closing Payment with respect to such Market without giving effect to the Rejected Lease Fee for such Rejected Primary Lease.

              (d) On the Initial Closing Date, Operator and each relevant Sprint Subsidiary will enter into the services agreement in substantially the form attached hereto as Exhibit C pursuant to which, to the extent permitted under any applicable Rejected Primary Lease, Operator will perform such Sprint Subsidiary's obligations to provide programming and operation of the Third Party Licensees' spectrum pursuant to each Rejected Primary Lease (the "Transmission Facilities Operation and Maintenance Agreement"). To the extent any Rejected Primary Lease prohibits such Sprint Subsidiary from delegating or subcontracting its obligations under any Rejected Primary Lease as contemplated pursuant to the Transmission Facilities Operation and

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      Maintenance Agreement or Sprint elects to perform the obligations under such Rejected Primary Lease, Operator will grant such Sprint Subsidiary limited access to facilities and shared equipment as necessary to enable such Sprint Subsidiary to perform its obligations under any such Rejected Primary Lease.

              (e) Notwithstanding anything to the contrary contained herein, in lieu of obtaining a Consent for any Proposed Primary Lease, Sprint may acquire the underlying Proposed Leased Authorization. If Sprint acquires a Proposed Leased Authorization as contemplated pursuant to this Section 3.2(e), such Proposed Leased Spectrum will thereafter be considered Proposed Sprint Spectrum (and Sprint Spectrum upon the applicable Market becoming a Closed Market) and such Proposed Leased Authorization will be considered a Proposed Sprint Authorization (and a Sprint Authorization upon the applicable Market becoming a Closed Market) for purposes of this Agreement. If Sprint acquires a Proposed Leased Authorization prior to the Consent Date, the Primary Lease governing the use of such Proposed Leased Authorization will not be deemed a Rejected Primary Lease and the adjustments to the applicable Monthly Fees, Initial Fee and Market Closing Payments set forth in Section 3.2(b) will not apply with respect to such Primary Lease. If Sprint acquires a Proposed Leased Authorization which is the subject of a Rejected Primary Lease (e.g., after the Consent Date), then it will be deemed as if Sprint obtained a Consent for such Rejected Primary Lease for the purpose of computing the Rejected Initial Lease Fee and the Rejected Lease Fee as set forth in Section 3.2(c). Sprint will be solely responsible for all Costs, including the purchase price thereof, it incurs in connection with the acquisition of any Proposed Leased Authorization as contemplated pursuant to this Section 3.2(e).

                                   Article IV
                            PRIMARY LEASE MANAGEMENT

                  4.1 Primary Lease Performance. Except as set forth herein, from and after the Initial Closing Date Operator will perform all obligations of each Sprint Subsidiary under the Primary Leases, including providing all insurance required under the Primary Leases. Notwithstanding the preceding sentence, Sprint will perform the obligations set forth on Schedule 4.1 with respect to the Primary Leases. Not later than 30 days following the Initial Closing Date, Operator will provide Sprint with a certificate of insurance evidencing the coverages required pursuant to the Primary Leases for each Closed Market. Not later than 30 days following each successive Market Closing Date, Operator will provide Sprint with a certificate of insurance evidencing the coverages required pursuant to the Primary Leases attributable for each such new Closed Market. Such certificate will name the relevant Sprint Subsidiary, and the respective Third Party Licensees as additional insureds or additional loss payees, as appropriate, and will provide that such insurance may not be cancelled except upon 60 days written notice from insurer to the relevant Sprint Subsidiary. On the Initial Closing Date and each Market Closing Date, the relevant Sprint Subsidiary and Operator will transmit to each Third Party Licensee which is a party to any Primary Lease attributable to each Closed Market a notice substantially in the form attached as Exhibit D. To the extent any request for Consent with respect to any Primary Lease listed on Schedule 3.2 has not been obtained or a request for

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Consent has not been previously requested in writing, on the Initial Closing
Date and each Market Closing Date, the relevant Sprint Subsidiary will transmit a request for Consent to each Third Party Licensee which is a party to any such Primary Lease in the Market(s) which are the subject of the Closing. No later than 3 business days after it becomes aware of any breach or receives any notice of any breach or alleged breach under any Primary Lease, Operator will provide Sprint with written notice of such breach or alleged breach. For purposes of the immediately preceding sentence, Operator will be deemed to be aware of any breach if any person charged with the administration of the Primary Leases has knowledge of any circumstances which would cause a reasonable person to conclude that a breach has occurred. Such notice will set forth in detail the allegations of any Third Party Licensee with respect to such breach and will set forth in detail Operator's explanation or plan to cure or otherwise address such breach, including a timeline for taking any action to cure such breach until such breach is resolved. Operator will provide Sprint with follow-up notices no less than every two weeks which set forth the current status of Operator's efforts to address or cure any material breach. Operator will diligently pursue and take all such actions necessary to cure any and all breaches of any Primary Lease in accordance with the default provisions under the Primary Leases.

                  4.2 Primary Lease Defaults By Third Party Licensees. Subject to the terms contained in this Section 4.2, Sprint hereby assigns to and grants to Operator all rights and powers during the Term to enforce all obligations of each Third Party Licensee under the Primary Leases attributable to each Closed Market. If any Third Party Licensee fails to perform any obligation under any Primary Lease, Operator will provide Sprint with prompt written notice of such failure. Operator will enforce and require strict performance of all material terms of each Primary Lease; provided, however, that upon the direction of the relevant Sprint Subsidiary, Operator will waive performance obligations on the part of Licensee to the extent such waiver does not materially and adversely affect Operator's ability to use any Leased Spectrum. Notwithstanding the preceding sentence, to the extent that it does not impair the continuing enforceability of a Primary Lease, Operator may elect not to enforce specific terms of a Primary Lease provided, that: (i) Operator reasonably determines that doing so is in its best business interests, (ii) that Operator and Third Party Licensee are parties to the other leasing arrangements for spectrum rights, have common board members or common ownership, or are otherwise parties to a strategic business agreement and (iii) Operator provides Sprint notice of such decision within 3 business days following such default. in such event, the relevant Sprint Subsidiary may, at its sole discretion, elect to directly enforce the terms of said Primary Lease and Operator will be responsible for all Costs such Sprint Subsidiary incurs in such enforcement. Operator may not pursue the termination of any Primary Lease by reason of a default or otherwise without the relevant Sprint Subsidiary's prior written consent. Operator will provide the relevant Sprint Subsidiary with timely notice of the resolution or planned resolution of any defaults occurring under any Primary Lease. Operator will be responsible for all Costs it and Sprint incur in connection with its enforcement of the terms and conditions of any Primary Lease; provided, however, that if the applicable Primary Lease permits the recovery of any Costs from the Third Party Licensee, Operator will be entitled to recover such Costs from the applicable Third Party Licensee to the extent Operator incurs such Costs. Notwithstanding anything to the contrary contained in this Section 4.2, if any Third Party Licensee fails to perform any obligation under any Primary Lease, which could result in the loss or revocation of any Authorization or any material rights under any Authorization, the relevant Sprint Subsidiary,

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upon notice to Operator, may elect to enforce the terms of the Primary Lease directly against such Third Party Licensee in lieu of Operator enforcing such terms. In such event, Operator will be responsible for all Costs such Sprint Subsidiary incurs in connection therewith, and will be entitled to reimbursement thereof as provided or allowed in the Primary Lease. Notwithstanding anything to the contrary contained in this Agreement, no Sprint Subsidiary will have any liability to Operator or otherwise for any damages which are directly or indirectly caused by a breach of a Primary Lease by a Third Party Licensee.

                  4.3 Primary Lease Management

         (a) If during the Term Operator desires an amendment or modification to any Primary Lease attributable to a Closed Market, including an extension of the term thereof, Operator will provide the relevant Sprint Subsidiary with written notice of the desired amendment or modification. Such Sprint Subsidiary may, in its reasonable discretion, (i) request such amendment or modification to such Primary Lease and negotiate the terms thereof with the underlying Licensee, or (ii) permit the Operator to negotiate directly on behalf of such Sprint Subsidiary with such Licensee to obtain such desired amendment or modification. In no event will such Sprint Subsidiary be obligated to pursue, or permit Operator to pursue, any amendment or modification to any Primary Lease (i) which increases the term of such Primary Lease beyond the expiration of the Initial Term (unless Operator has agreed not to provide written notice to not renew this Agreement for the Renewal Term as provided in Section 2.1) or (as applicable) Renewal Term (ii) which is a material deviation from the customary terms and conditions which Sprint requests in its spectrum lease agreements, or (iii) if Operator is then in breach of any of its material obligations under this Agreement. Operator will be responsible for the payment of all Costs that such Sprint Subsidiary reasonably incurs in connection with any requested amendment or modification, including Costs in reviewing the request regardless of whether such Sprint Subsidiary decides, pursuant to this Section 4.3, to pursue such amendment or modification. The relevant Sprint Subsidiary will respond to any written request by Operator pursuant to this Section 4.3(a) within 30 days. Sprint reserves the right to amend, modify or extend any Primary Lease, provided that such amendment, modification or extension does not have material adverse effect upon Operator's rights hereunder or materially increase Operator's obligations under the Primary Leases or hereunder; provided, however, that, subject to Section 4.3(b), Operator will not be responsible for any additional compensation payable to any Licensee as a result of an amendment that Sprint unilaterally obtains, unless Operator specifically agrees to the terms of such amendment including without limitation any such modified financial terms.

         (b) Sprint may, from time to time, amend or amend and restate any of the Primary Leases identified on Schedule 4.3(b) or enter into a new spectrum lease agreement with respect to any Leased Spectrum or Proposed Leased Spectrum, and notwithstanding anything to the contrary contained in Section 4.3(a), such amended or new leases will be Primary Leases for all purposes of this Agreement (and the Spectrum subject to such Primary Lease becomes Leased Spectrum), including Operators's obligation to perform all the terms and conditions of such amended or amended and restated Primary Leases, effective upon the later of (x) the Closing for the Market in which the spectrum subject to such Primary Lease or Proposed Primary Lease occurs or (y) 30 days following written notice to Operator of such amendment or new lease; provided, that (i) such amendment to or amended and restated Primary Lease or new Primary Lease permits Operator to use the Leased Spectrum which is the subject of such Primary Lease in any manner allowed under FCC Rules (and to the extent Sprint pursues such an amendment, it will use its Efforts to obtain such use rights in such amendment), subject only to the standard and customary provisions of Sprint's standard ITFS or MDS lease agreements, and (ii) the aggregate increase in monthly Primary Leases Costs for all amendments to Primary Leases and new Primary Leases entered into without Operator's prior written consent pursuant to this Section 4.3(b) is not greater than the Spectrum Development Cap. [***]

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                                     * * *

                                    Article V
                               SPECTRUM MANAGEMENT

                  5.1 Sprint Authorization Modifications and Coordination Documents.

            (a) Following the Long Term De Facto Transfer Lease Effective Date with respect to any given Sprint Spectrum and to the extent permitted by the FCC Rules, Operator may (i) submit to the FCC and prosecute any applications for modifications to facilities utilizing Sprint Spectrum licensed to the relevant Sprint Licensee, (ii) withdraw any application submitted pursuant to the immediately preceding clause, (iii) submit to the FCC any and all required notices for any new or modified facilities which utilize the Sprint Spectrum, (iv) submit to the FCC and prosecute any applications for new or modified facilities utilizing Sprint Spectrum to be licensed to Operator, (v) submit to the FCC and prosecute any applications or take such other action as may be necessary for the issuance of additional spectrum under the BTA authorizations in any Closed Market, which upon such grant by the FCC becoming a Final Order, such spectrum will be Sprint Spectrum for purposes of this Agreement, and (vi) except as set forth in Section 5.3 or Section 5.7, enter into any Coordination Document with respect to such Sprint Spectrum. Any such action taken by Operator pursuant to the previous sentence is herein referred to as a "Unilateral Action". Operator will provide Sprint with at least 15 business days advance written notice prior to taking any Unilateral Action. Such notice will set forth with particularity the proposed Unilateral Action. Operator will not take any Unilateral Action which (i) would impair the ability of Sprint or Operator to perform any obligation under any Primary Lease, or (ii) is not principally related to improving the ability of Operator to use such Sprint Spectrum to provide the services contemplated under this Agreement If Operator undertakes any Unilateral Action, it will do so in strict compliance with all laws, rules, policies, and regulations then in effect and will refrain from taking any action which could

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      reasonably be expected to result in the imposition of any penalty or sanction by the FCC or other governmental entity upon any Sprint Subsidiary or Operator.

            (b) To the extent Operator is not permitted by law to exercise the rights conferred in Section 5.1 (a), upon Operator's request, the relevant Sprint Licensee will (i) complete and submit to the FCC within 30 days and thereafter prosecute such applications for any modification to facilities utilizing any Sprint Spectrum, (ii) execute and, within 30 days, return any Coordination Document, (iii) withdraw within 30 days any application submitted to the FCC by any Sprint Licensee, (iv) submit to the FCC within 30 days any notices for new or modified facilities for any Sprint Spectrum, and (v) take all reasonable action necessary under the FCC Rules to make any additional spectrum which is available in any Closed Market and which Sprint may obtain from time to time as the BTA holder, which upon such grant becoming a Final Order, such spectrum will be Sprint Spectrum for purposes of this Agreement. Notwithstanding anything to the contrary contained herein, no Sprint Licensee will be obligated to execute any Coordination Document or file or implement a modification to any facilities used in connection with the Sprint Spectrum if (x) such requested action would impair the ability of Sprint or Operator to perform any obligations under any Primary Lease, (y) such action is not principally related to improving the ability of Operator to use such Sprint Spectrum to provide the services contemplated under this Agreement, or (z) such action violates the FCC Rules, other applicable laws, or the terms of any Sprint Authorization or License. Furthermore, in no event will any Sprint Licensee be required to execute a Coordination Document which will, in Sprint's reasonable judgment, impair any then existing or planned operation of ITFS or MDS spectrum by any Sprint Entity in any markets which are adjacent to Region 1; provided, however, Sprint will consider in good faith any Coordination Document which is otherwise requested by Operator. Operator will promptly pay all Costs incurred by Sprint in connection with this Section 5.1(b) and will pay to Sprint management fees according to Schedule 5.l(b).

                  5.2 Leased Authorization Modifications and Coordination Documents.

            (a) Each Sprint Subsidiary hereby assigns to, and grants to Operator for the duration of the Term all rights and powers to exercise the right to request and require the Third Party Licensees: (i) to complete, submit to the FCC and prosecute such applications for any modification to facilities utilizing such Third Party Licensee's Leased Spectrum which are permitted by law and the Primary Lease governing the use of such Leased Spectrum, (ii) to submit to the FCC and prosecute such applications to effectuate an exchange of one or more of such Leased Spectrum for the same amount of ITFS or MDS spectrum, provided that such exchange is permitted by law and the Primary Lease governing the use of such Leased Spectrum, (iii) to execute and promptly return any Coordination Document, provided such Coordination Document is permitted by law and the Primary Lease governing the use of such Leased Spectrum, (iv) to withdraw any application submitted to the FCC by a Third Party Licensee, provided that such instruction is permitted by law and the Primary Lease governing the use of such Leased Spectrum, and (v) to submit to the FCC any notices for new facilities permitted under the Primary Lease governing use of such Leased Spectrum.

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      Operator will provide the relevant Sprint Subsidiary with simultaneous written notice of any request for a modification made under this Section 5.2(a). Notwithstanding anything to the contrary contained herein, Operator will not request or require any Third Party Licensee to execute any Coordination Document or file or implement a modification to any facilities used in connection with any Leased Spectrum if (i) such action would impair the ability of Sprint or Operator to perform any obligations under any Primary Lease or (ii) such action is not principally related to improving the ability of Operator to use such Leased Spectrum to provide the services contemplated under this Agreement. Operator will promptly pay all Costs incurred by Sprint in connection with this Section 5.2(a) including any and all costs or expenses to be borne by any Sprint Subsidiary under any Primary Lease.

            (b) To the extent Operator is not able to exercise the rights conferred in Section 5.2(a), at the written request of Operator, the relevant Sprint Subsidiary will provide written notice instructing any Third Party Licensee: (i) to complete, submit to the FCC and prosecute such applications for any modification to facilities utilizing such Third Party Licensee's Leased Spectrum which are permitted by law and the Primary Lease governing the use of such Leased Spectrum, (ii) to submit to the FCC and prosecute such applications to effectuate an exchange of one or more of such Leased Spectrum for the amount of ITFS or MDS spectrum, provided that such exchange is permitted by law and the Primary Lease governing the use of such Leased Spectrum, (iii) to execute and promptly return any Coordination Document, provided such Coordination Document is permitted by law and the Primary Lease governing the use of such Leased Spectrum, (iv) to withdraw any application submitted to the FCC by Third Party Licensee, provided that such instruction is permitted by law and the Primary Lease governing the use of such Leased Spectrum, and (v) to submit to the FCC any notices for new facilities permitted under the Primary Lease governing use of such Leased Spectrum. Notwithstanding anything to the contrary contained herein, Sprint will not be obligated to require or request that any Third Party Licensee file or implement a modification to any facilities used in connection with the Leased Spectrum if (x) such action would impair the ability of Sprint or Operator to perform any obligations under any Primary Lease or (y) such action is not principally related to improving the ability of Operator to use such Leased Spectrum to provide the services contemplated under this Agreement. Each Sprint Subsidiary will use commercially reasonable efforts to cause each Third Party Licensee to comply with its obligations pursuant to the Primary Lease governing the use of such Leased Spectrum. Operator will promptly pay all Costs incurred by Sprint in connection with this Section 5.2(b) and will pay to Sprint management fees according to Schedule 5.2(b).

                  5.3 Limitations. Notwithstanding anything to the contrary contained in this Agreement:

            (a) Operator will not construct or operate any new or modified facility utilizing any Spectrum that would violate the FCC Rules or other applicable law, violate the terms of any Primary Lease, violate the terms of any Authorization, or impair the ability of Operator to satisfy any obligations under any Primary Lease or impair the ability of Sprint to satisfy any obligation under any Rejected Primary Lease.

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            (b) In no event will any Sprint Licensee be required to file or prosecute any application for or notification with regard to any facilities or usage of Spectrum which would violate the FCC Rules or other applicable law, violate the terms of any Primary Lease, violate the terms of any Authorization, or impair the ability of Sprint to satisfy any obligation under any Rejected Primary Lease. Furthermore, in no event will any Sprint Subsidiary be required to file or prosecute any application for any facilities which violate the terms of any Primary Lease, Sprint Authorization, Leased Authorization or Rejected Primary Lease.

            (c) Unless otherwise consented to in advance by Sprint in writing, which consent will not be unreasonably denied, withheld or delayed, Operator will not enter into any Coordination Document, and will use its Efforts to prevent any Third Party Licensee from entering into any Coordination Document, that directly or indirectly waives interference protection to any Spectrum or consents to accept interference to any Spectrum unless such Coordination Documents provides for the beneficiary of such waiver or consent to reciprocally waive interference protection or consent to accept interference from use of the Spectrum.

            (d) Operator will not attempt, and will use its Efforts to prevent any Third Party Licensee from attempting, pursuant to Section 27.53(1)(2) of the FCC Rules as adopted in the New FCC Order, to force an adjacent channel licensee to comply with the more restrictive spectral mask specified in that Section of the FCC Rules unless Operator will have first: (i) reasonably determined that such election is commercially reasonable, spectrally efficient and consistent with sound engineering practice, giving full consideration to the concomitant FCC requirement that the licensee making such an election comply with the same more restrictive spectral mask and the possible spectral inefficiencies, costs and other burdens associated with such compliance; and (ii) provided Sprint at least 20 business days advance notification prior to such election, along with an explanation of Operator's rationale for determining that such election is commercially reasonable, spectrally efficient and consistent with sound engineering practice.

            (e) Operator agrees that: (i) it will not waive, and will use its Efforts to prevent any Third Party Licensee from waiving, its right to interference protection from facilities near any Market that exceed the maximum "height benchmarking" set forth in Section 27.1221 of the FCC Rules as adopted in the New FCC Order; and (ii) it will not agree, and will prevent any Third Party Licensee from agreeing, to provide interference protection to such facilities, unless Operator will have first: (i) reasonably determined that such action is commercially reasonable, spectrally efficient and consistent with sound engineering practice; and (ii) provided Sprint at least 20 business days advance notification, along with an explanation of Operator's rationale for determining that such election is commercially reasonable, spectrally efficient and consistent with sound engineering practice.

                  5.4 Third Party Licensee Programming Obligations. Commencing no later than 180 days following the Initial Closing Date, Operator will support and diligently perform all obligations under the Primary Leases and otherwise with respect to each Third Party

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Licensee's retained capacity, including: (a) providing and delivering programming content as required under the Primary Leases, (b) remedying any adverse impact upon the Third Party Licensee's programming as required under the Primary Leases; (c) providing transport or transport facilities (such as studio to transmitter links) as required under the Primary Leases; (d) the installation, maintenance and repair of any receive site or other equipment as required under the Primary Leases; and (e) providing data services and receive sites as required under the Primary Leases. To the extent that point-to-point microwave facilities licensed by the FCC to any Sprint Subsidiary are used by any Sprint Subsidiary in a Closed Market as of the Initial Closing Date or Market Closing Date (as applicable) to satisfy any obligation identified in (c) above and to the extent permitted by the FCC Rules, Sprint shall make such facilities available for the continued satisfaction of the applicable Primary Lease obligation, provided that: (w) Operator will maintain, repair and replace as needed, at its sole cost and expense, all such facilities in good working order, reasonable wear and tear excepted, in compliance with the FCC Rules, in accordance with the terms and conditions of the applicable Primary Lease, and consistent with sound engineering practices as further detailed in the Equipment Service Level Requirements set forth in Schedule 7.1(b) as if such facilities were Transmission Equipment; (x) notwithstanding the foregoing, the applicable Sprint Subsidiary will exercise such control over the facilities and their operation and maintenance as is required by the FCC Rules; (y) the applicable Sprint Subsidiary will have no liability to Operator in the event the FCC authorization for any such facility is cancelled, forfeited, or not renewed unless such is the result of gross negligence or willful misconduct on the part of any Sprint Subsidiary and will have no obligation to seek renewal of any FCC authorization for such facilities unless requested to do so by Operator in writing no less than sixty (60) days for any application for renewal is to be filed pursuant to the FCC Rules; and (z) Operator will be responsible for the payment of all Costs that any Sprint Subsidiary incurs in connection with its performance under this Section 5.4. Notwithstanding the foregoing obligations, Sprint and Operator will enter into a Transition Services Agreement in the form attached hereto as Exhibit E pursuant to which Sprint will perform such obligations upon the terms and conditions set forth therein (the "Transition Services Agreement").

                  5.5 Additional Spectrum Rights.

(a) Except as otherwise expressly permitted herein (including Section 5.5(b) hereof) and except for those licenses set forth on the attached Schedule 5.5, from and after the Effective Date Operator will not, and will not permit any Operator Affiliate to lease or acquire any right to use any ITFS or MDS spectrum in Region 1. If Operator desires to use additional spectrum in Region 1 in addition to the then existing Spectrum or Operator Controlled Spectrum which is not listed on Schedule 5.5 or which Operator would be precluded from obtaining or using pursuant to this Agreement, Operator will provide Sprint written notice thereof. If Sprint decides, in its sole discretion, to procure such additional spectrum for Operator's benefit and at Operator's request either through licensing from the FCC or via a contractual arrangement and Operator agrees to the terms of such procurement or contractual arrangement in which the spectrum is located, Operator will pay on the later to occur of the (x) Closing of the Market in which such spectrum is located or (y) 30 days following any such assignment or the effective date of any contractual arrangement, all Costs which Sprint incurs in procuring such spectrum and will pay all one-time and recurring Costs during the Term pursuant to

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such contractual agreement. Upon the later of Spirit obtaining rights to any such spectrum of the Closing of the Market in which such spectrum is located, it will be considered (A) Sprint Spectrum and the underlying authorization will be considered a Sprint Authorization (if licensed to a Sprint Subsidiary) or (B) Leased Spectrum, the underlying authorization will be considered a Leased Authorization and the contractual agreement will be considered a Primary Lease (if obtained through contractual rights) for purposes of this Agreement. The addition of any new Spectrum pursuant to this Section 5.5(a) will not result in any increase in the Monthly Fee otherwise payable pursuant to Section 6.4. If Sprint Spectrum, the relevant Sprint Subsidiary and Operator will, to the extent required by the FCC Rules at the time for Sprint to lease such Sprint Spectrum to Operator under the long term de facto leasing model, either (i) if prior FCC approval is required, submit an FCC Lease Application, in which case, the lease of such Sprint Spectrum to Operator will become effective upon the Long Term De Facto Transfer Lease Effective Date with respect to such Sprint Spectrum; (ii) if prior FCC notice is required, submit such prior notification form and related exhibits, certifications and other documents as required by the FCC Rules, in which case the lease of such Sprint Spectrum to Operator will become effective upon the expiration of the prior notification period established by the FCC Rules and, at Sprint's sole option if the FCC initiates an inquiry or any person submits a complaint or petition challenging the lease assignment, the FCC will have affirmed the lease by Final Order; or (iii) if notice to the FCC is required after execution of the lease, submit such notification form and related exhibits, certifications and other documents as required by FCC Rules. If Leased Spectrum, the relevant Sprint Subsidiary and Operator will utilize their Efforts for Sprint to secure a long term de facto transfer lease, for such Sprint Subsidiary to sublease such Leased Spectrum to Operator on a long term de facto transfer basis, and to secure any required FCC prior consent or provide any required prior notice to the FCC in connection with such arrangements. If Sprint elects not to acquire additional spectrum, Operator may then notwithstanding any other provision of this Agreement, including without limitation Section 13.3, procure such spectrum and will be responsible for all costs and expenses of doing so.

(b) Notwithstanding anything to the contrary contained in Section 5.5(a), Operator or any Operator Affiliate may lease or acquire in its own name any spectrum in Region 1 that (i) has never been the subject of a Primary Lease (whether or not expired or terminated) or Rejected Primary Lease, or (ii) has been the subject of a Primary Lease or a Rejected Primary Lease but such Primary Lease or Rejected Primary Lease has expired or otherwise terminated by its terms. If the FCC conducts an auction of any ITFS or MDS spectrum in Region 1, Operator will either (i) participate in said auction and will use commercially reasonable efforts to procure such spectrum, or (ii) provide Sprint with notice of its intent not to participate at least 30 days prior to any deadline of the filing with the FCC of an application or notice to participate in such auction. Sprint may, in its sole discretion, elect to participate in, and acquire spectrum pursuant to, any such auction and if Sprint is successful in such auction any acquired Spectrum for any Closed Markets will be, upon Operator's request, leased to Operator upon the terms set forth in Section 5.5(a) and with respect to Markets for which the Closing has not yet occurred, such spectrum will be Proposed Sprint Spectrum and included in any subsequent Closing as Sprint Spectrum Any


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ITFS or MDS spectrum rights in Closed Markets acquired as contemplated above by
Operator or an Operator Affiliate will be Operator Controlled Spectrum and will be subject to the terms and conditions of Section 17.1. Notwithstanding anything to the contrary contained herein, until such time as the applicable Primary Lease or Rejected Primary Lease has expired by its own terms, Operator may not make any offer to, accept any offer from, enter into any agreement (including any preliminary agreement or letter of intent) or commence negotiations with, any corresponding licensee for the use of such licensee's spectrum unless sprint has consented in writing to Operator making such an offer or entering into such an agreement.

            (c) Operator will use its Efforts to require that each agreement pursuant to which Operator is entitled to use any Operator Leased Spectrum will include (i) the customary terms and conditions which Operator generally employs in its spectrum leasing agreements, and (ii) will permit Operator the unrestricted right to assign such agreement to Sprint Operator will provide Sprint with a true and correct copy of any such agreements and any and all amendments or other modifications thereto no later than 30 days following the date on which such document is executed, or if such agreement is being assigned to Operator by a third party, the date of such assignment.

                  5.6 Band Plan. To enable Sprint to support Operator's planned use of the Spectrum, at least 30 days prior to undertaking any efforts to use any Spectrum in any Market, Operator will provide Sprint with a detailed description of Operator's planned use for the Spectrum in such Market (each a "Band Plan"). The Band Plan will include a description of the type of duplexing Operator plans to use, the modulation method and a designation of upstream, downstream and guard band spectrum (as applicable). From time to time during the Term, Operator will provide Sprint with at least 30 days advance notice of any proposed changes to any Band Plan. Sprint may make reasonable recommendations to any initial Band Plan or any proposed revisions thereto; provided, however, that Operator will not be obligated to accept such recommendations if Operator, in its reasonable discretion, determines that adopting such recommendations would not be the most effective and efficient manner to utilize the Spectrum or if such recommendations would result in substantial additional Costs or obligations of Operator.

                  5.7 FCC Transitions.

            (a) The Parties acknowledge that Operator may be required to transition certain Spectrum pursuant to certain provisions of the New FCC Order (such provisions the "FCC Market Transition Rules") prior to utilizing such Spectrum hereunder. In serving as a "Proponent" pursuant to the FCC Market Transition Rules, Operator will not take any action that (i) would impair the ability of Sprint or Operator to perform any obligation under any Primary Lease or Rejected Primary Lease, or (ii) is not principally related to improving the ability of Operator to use such Spectrum to provide the services contemplated under this Agreement.

            (b) If a third party (including a Third Party Licensee) serves as a Proponent in connection with any Spectrum, Operator will take such steps as are reasonably necessary to assure that the transition is accomplished in a manner that (i) would not impair the ability of Sprint or Operator to perform any obligation under any Primary Lease or Rejected Primary Lease, or (ii) is principally related to improving the ability of Operator to use such Spectrum to provide the services contemplated under this Agreement.

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            (c) Notwithstanding the provisions of Section 5.7(a), if in transitioning any Spectrum, Operator is required by the FCC Market Transition Rules to transition any spectrum licensed to or leased by any Sprint Subsidiary or any affiliate of a Sprint Subsidiary in any market adjacent to any Closed Market, Operator will provide Sprint with at least 30 days advance notice before circulating a Transition Plan pursuant to the FCC Market Transition Rules and will afford the applicable Sprint Subsidiary or its affiliate the opportunity to serve as a Co-Proponent and to jointly develop a Transition Plan in conjunction with Operator. Sprint will notify Operator within 15 business days of receipt of such notice whether any Sprint Subsidiary or an affiliate of any Sprint Subsidiary elects to serve as a Co-Proponent and jointly develop a Transition Plan. In the development of any joint Transition Plan under this Section 5.7(c), the Co-Proponents will utilize their Efforts to assure that the transition (i) would not impair the ability of Operator or any Sprint Subsidiary or any Sprint Entity to perform under any spectrum lease in any Closed Market or any market adjacent to any Closed Market, including any Primary Lease or Rejected Primary Lease, and (ii) is principally related to improving the ability of each to use the spectrum in their respective markets in a manner that is spectrally efficient and cost efficient, giving due weight to the views of Sprint with respect to the transition within its markets and to the views of Operator with respect to the transition within the Closed Markets and any other adjacent markets operated by Operator.

            (d) If in transitioning any spectrum, any Sprint Subsidiary is required by the FCC Market Transition Rules to transition any spectrum licensed to or leased by Operator in any market adjacent to any Market, Sprint will provide Operator with at least 30 days advance notice before circulating a Transition Plan pursuant to the FCC Market Transition Rules and will afford Operator the opportunity to serve as a Co-Proponent and to jointly develop a Transition Plan in conjunction with Sprint Operator will notify Sprint within 15 business days of receipt of such notice whether it elects to serve as a Co-Proponent and jointly develop a Transition Plan. In the development of any joint Transition Plan under this Section 5.7(d), the Co-Proponents will utilize their Efforts to assure that the transition (i) would not impair the ability of Operator or any Sprint Subsidiary, or any affiliate of any Sprint Subsidiary to perform under any spectrum lease in any Market or any market adjacent to any Market, including any Primary Lease or Rejected Primary Lease, and (ii) is principally related to improving the ability of each to use the spectrum in their respective markets in a manner that is spectrally efficient and cost efficient, giving due weight to the views of Sprint with respect to the transition within its markets and to the views of Operator with respect to the transition within the Markets and any other adjacent markets operated by Operator.

            (e) Operator will transition each of the Closed Markets pursuant to the FCC Market Transition Rules no later than the latest date permitted under the FCC Market Transition Rules without placing any Sprint Authorization or Leased Authorization at risk of termination, non-renewal or reallocation.

            (f) All Costs incurred by any Sprint Subsidiary or an affiliate of any Sprint Subsidiary in connection with the development of transition plans and the implementation of transitions under this Section 5.7 will be allocated in accordance with the FCC Rules then in effect without regard to any Sprint Subsidiary or an affiliate of any Sprint Subsidiary serving as a Co-Proponent.

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                                   Article VI
                                FEES AND EXPENSES

                  6.1 Primary Lease Fees and Expenses. Commencing with the Initial Closing Date and each applicable Market Closing Date, Operator will pay all monthly fees (monthly minimum payments, revenue sharing and per subscriber fees), periodic incentive payments and other compensation owed to the Third Party Licensees under the Primary Leases (the "Primary Lease Fees") attributable to each Closed Market. Operator's obligation to pay the Primary Lease Costs prior to the Consent Date is independent of and irrespective of, the granting of any Consent identified on Schedule 3.2 hereof. Commencing with the Initial Closing Date and each applicable Market Closing Date, Operator will be responsible for the payment of all reimbursements and other amounts owed to the Third Party Licensees under the Primary Leases attributable to each Closed Market, including any reimbursable regulatory fees incurred by a Third Party Licensee (the "Primary Lease Reimbursements"). The Primary Lease Fees and Primary Lease Reimbursements are herein referred to as the "Primary Lease Costs". Operator will promptly pay the Primary Lease Costs when due and payable and in accordance with the terms of the respective Primary Leases.

                  6.2 Regulatory Fees and Expenses. Operator will be responsible for, and will reimburse Sprint no later than 30 days from the receipt of an invoice from Sprint for such amounts, all Costs in connection with the Sprint Licensees' maintenance of the Sprint Spectrum during the Term; provided, however, any Costs which exceed [***] in any calendar month will be approved by Operator prior to the time such expense is incurred, which consent will not be unreasonably withheld, conditioned, or delayed. Operator will be responsible for, and will pay when due, any and all Costs in connection with its transition of the Spectrum pursuant to Section 5.7 (including the costs of transitioning spectrum outside of the Closed Markets when such transition is required by the FCC Market Transition Rules as a condition to the transition of any Spectrum).

                  6.3 Initial Fee. Operator has paid Sprint the amount of [***] (the "Initial Fee"). Subject to Section 2.7(c), the Initial Fee is non-refundable. On the Initial Closing Date and each subsequent Market Closing Date, Operator will pay Sprint an amount equal to the sum of all Market Closing Payments identified in Schedule 6.3 for each Market which becomes a Closed Market on the Initial Closing Date, or such Market Closing Date, as applicable.

                  6.4 Monthly Fee. Commencing with the Initial Closing Date and each Market Closing Date and continuing throughout the Term, Operator will pay Sprint a monthly spectrum access and aggregation fee (the "Monthly Fee") equal to the amount set forth in Schedule 6.4 for each Market which becomes a Closed Market on the Initial Closing Date, or applicable Market Closing Date.

                  6.5 Payments. The Market Closing Payments will be paid on the Initial Closing Date and upon the subsequent Market Closing Dates (as applicable) in the manner directed by Sprint. The Monthly Fee for a given month will be sent to Sprint at such address as Sprint designates from time to time by first-class, United States Postal Service mail or, at Sprint's option, by electronic funds transfer to such account as Sprint designates, no later than 30 days after the last day of the month in question. Except as specified in Section
6.7. all other

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amounts due hereunder from Operator to Sprint will be sent to for delivery to
Sprint on or before when due at such address as Sprint designates from time to time by first-class, United States Postal Service mail or, at Sprint's option, by electronic funds transfer to such account as Sprint designates.

                  6.6 Taxes. Operator will pay all duties, levies, including regulatory fees and assessments, spectrum usage fees, and taxes, including but not limited to, sales, property, ad valorem and use taxes, or any tax or fee in lieu thereof, imposed by any local, state or federal government or governmental agency during the Term with respect to the Spectrum and Transmission Equipment (as defined in Section 7.1), and with respect to Operator's use and operation of such Spectrum and Transmission Equipment, to the extent such amounts relate to periods included in the Term of this Agreement, excepting only any taxes on or measured by the income of the Sprint Subsidiaries. Any such items that become due during the calendar year in which the Term ends will be prorated between the applicable Sprint Subsidiary and Operator based upon the number of days during such year that this Agreement is in effect; provided however, that any such items that are calculated based on the number of subscribers or customers will be allocated between Sprint and Operator based on their respective number of subscribers or customers and any such items that are more appropriately based on the respective activities and operations of Sprint and Operator will be prorated using a fair and equitable allocation method that considers, among other things, the basis upon which such amount was assessed. Operator shall pay the cost of any documentary, stamp, sales, excise, transfer or other similar taxes payable in respect of its acquisition of any leasehold interests pursuant to this Agreement and pursuant to Operator's acquisition of any assets pursuant to
Article XVII, except to the extent Article XVII otherwise specifically allocates such expenses between the Parties.

                  6.7 Reimbursement and Other Expenses. Where one Party is required to reimburse the other Party for Costs, such payment will be sent to such other Party at such address as such other Party designates from time to time by first-class, United States Postal Service mail, or at the election of the receiving Party, by electronic funds transfer to such account as such Party designates, no later than 30 days following receipt of an invoice and such supporting documentation as the Party paying the reimbursement reasonably requests.

                  6.8 Security. Upon the Effective Date, Operator will either provide to Sprint a letter of credit or establish an escrow account in an amount equal to [***] to secure Operator's obligations under this Agreement (the "Security"). Upon each anniversary of the Effective Date, the Security will be increased or decreased in such amount as to reflect the aggregate Monthly Fees and Primary Lease Costs payable during the next 12 months; provided, however, that at any time during the Term, Sprint may, in its reasonable discretion, require additional Security if any new Primary Lease, amendment to a Primary Lease, or multiple number of either entered into in a given 12 month period, results in a total increase in Primary Lease obligations in excess of [***] Furthermore, Operator will provide Sprint with such documentation as Sprint may reasonably request evidencing compliance with the Security requirements set forth in this Agreement The Security will remain in place at least throughout the first 5 years of the Initial Term. Thereafter, the Security will remain in place until such date on which Operator has generated Monthly Gross Revenues (as defined below) in excess of the Revenue Threshold for at least 3 consecutive months, at which time such Deposit will be released to the extent no claims are then pending against such amounts. The "Revenue

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Threshold" means an amount equal to (a) [***] years of the Term, (b) [***]
years of the Term, and (c) [***] years of the Term. "Monthly Gross Revenues" means the gross revenue collected by Operator for any communications services provided over facilities that (a) utilize the Spectrum or are collocated, integrated or used in conjunction with any such facilities and (b) utilize MDS or ITFS channels other than the Spectrum; provided that such gross revenues will not include (x) equipment, installation and maintenance charges, including charges for the installation or activation of new equipment or services (to the extent that such installation or activation charges do not include a communications service component), charges for equipment sold, recurring lease fees for rented or leased equipment, and charges for the maintenance or repair of equipment; or (y) third party pass-through charges (including governmental taxes, fees or charges), surcharges, universal service fund contributions, and charges billed on a purely "pass through" basis by Operator to its subscribers for communications services (such as charges for collect calls or long distance telephone services) rendered by other entities. On the Initial Closing Date, Clearwire Corporation ("Guarantor") will execute and deliver a guaranty in the form attached hereto as Exhibit F (the "Parent Guaranty") which will remain in place throughout the Term.

                  6.9 Spectrum Opportunities. Schedule 6.9 attached hereto lists certain ITFS and MDS spectrum (the "Potential Spectrum") in which Sprint currently holds certain rights which may permit Sprint to sublease such channels to Operator pursuant to this Agreement. If Sprint obtains an ITFS or MDS capacity lease agreement which permits Sprint to sublease any Potential Spectrum to Operator, such lease agreement will be considered as a Primary Lease for purposes of this Agreement, such Potential Spectrum will be considered as Leased Spectrum for purposes of this Agreement and any underlying FCC authorization will be considered as a Leased Authorization for purposes of this Agreement. Furthermore, no later than 15 days following the date on which any such new Primary Lease is fully executed, Operator will pay Sprint an amount equal to the corresponding value for such Potential Spectrum as indicated on Schedule 6.9. Furthermore, commencing with the first full calendar month following the date on which such new Primary Lease is executed and continuing through the Term, the Monthly Fee set forth in Section 6.4 will be increased by an amount equal to the corresponding amount for such Potential Spectrum as indicated on Schedule 6.9.

                                   Article VII
                       EQUIPMENT AND OPERATION OF SPECTRUM

                  7.1 Transmission Equipment. During the Term, each Sprint Subsidiary will grant to Operator the right to (a) use all equipment owned by such Sprint Subsidiary and being used as of the Initial Closing Date and each applicable Market Closing Date for the operation of the Spectrum, and (b) use all equipment which such Sprint Subsidiary does not own but is otherwise permitted to use for the operation of the Spectrum pursuant to any Primary Lease (collectively, the "Sprint Transmission Equipment"). Schedule 7.1(a) sets forth a list of the equipment used in connection with the operation of the Proposed Spectrum as of the Effective Date. Operator will provide, construct and install all equipment which it desires for the operation of its business or which is required to comply with the requirements of the Authorizations, as they may be modified from time to time, to comply with the FCC Rules, or

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that is otherwise required pursuant to the terms of the Primary Leases (the
"Operator Transmission Equipment"). Operator will keep complete records identifying the Operator Transmission Equipment and Sprint Transmission Equipment then being used for the Spectrum. Upon the request of Sprint, Operator will provide Sprint with such records from time to time during the Term. The Sprint Transmission Equipment and the Operator Transmission Equipment are sometimes collectively referred to herein as the "Transmission Equipment". Operator will maintain, repair and replace as needed, at its sole cost and expense, all Transmission Equipment in good working order, reasonable wear and tear excepted, in compliance with the FCC Rules and sound engineering practices as further detailed in the Equipment Service Level Requirements set forth in
Schedule 7.1(b) and, in the case of Transmission Equipment used in connection with any Leased Spectrum, in accordance with the terms and conditions of the Primary Lease governing the use of such Leased Spectrum. If Operator elects to replace or cease using any Sprint Transmission Equipment, Operator will provide Sprint with reasonable advance notice of such removal and will dispose of such equipment, at Operator's sole cost and expense, as Sprint reasonably requests. Any equipment used to replace Sprint Transmission Equipment will be considered Operator Transmission Equipment. Upon expiration of the Term, Operator will surrender all then existing Sprint Transmission Equipment to Sprint in the same condition as it was received from Sprint, reasonable wear and tear excepted. Operator will bear the risk of any casualty, damage, or theft to the Transmission Equipment Operator will assure that all use of the Spectrum during the Term is in compliance, in all material respects, with all applicable laws, including the FCC Rules. The appropriate Sprint Licensee will exercise such supervision and control as is required by the FCC Rules over Operator's activities under this Section 7.1 with respect to its Sprint Spectrum prior to the Long Term De Facto Lease Effective Date applicable to such Sprint Spectrum. Notwithstanding anything to the contrary contained herein, should Operator's rights to use any Transmission Equipment terminate and Sprint obtains possession or control of any such Transmission Equipment, such equipment will no longer be considered Transmission Equipment for purposes of this Agreement, provided, however, that this sentence will not be construed as a waiver of Sprint's rights with respect to any obligations of Operator with respect to such equipment accruing prior to the date on which Operator's rights to use such equipment terminate and Sprint takes possession or control of such equipment.

                  7.2 Option to Purchase or Continue to Use Transmission Equipment. All Transmission Equipment used in connection with any Leased Spectrum will be subject to any and all purchase options or other rights to use such Transmission Equipment set forth in the Primary Lease governing the use of the Leased Spectrum for which such equipment is used, including any option for the Third Party Licensee to purchase certain equipment used in connection with the transmission of its video programming for $1.00. Furthermore, to the extent any Transmission Equipment is used solely in connection with the performance of any Rejected Primary Lease pursuant to the Spectrum Operation Agreement, such Transmission Equipment will be subject to any applicable purchase option set forth in such Rejected Primary Lease. No later than 10 business days after delivery of a written request by Sprint, Operator will provide Sprint with such documentation as Sprint reasonably requests to evidence Operator's compliance with the obligations set forth in this Section 7.2.

                  7.3 Site Availability. Subject to Article XVI, Operator will be responsible, at its sole cost and expense, for securing the rooftop, transmission tower, and

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equipment room space necessary for the installation of the transmission facilities that operate on or in connection with any Spectrum. Operator will ensure that any lease or contractual agreement for rooftop, transmission tower, or equipment room space for use in connection with the Spectrum will be freely assignable by Operator to Sprint. Prior to entering into an agreement for the use of such facilities and space, Operator will consult with Sprint regarding the availability of facilities owned or leased by a Sprint Entity. In the development of the advanced high speed wireless data system in Region 1, Operator will procure tower space, backhaul and other network elements and services for use in such system from a Sprint Entity when commercially and competitively reasonable provided that any such Sprint Entity responds to any such inquiry by Operator in a timely manner.

                  7.4 Use of Transmission Facilities Following Term of Primary Lease. Any lease or contractual agreement for rooftop, transmission tower, or equipment room space for use in connection with the Leased Spectrum will contain a clause permitting the applicable Third Party Licensee to use such space following expiration of the Primary Lease if, pursuant to the Primary Lease, the relevant Sprint Subsidiary would be obligated to include or use efforts to obtain such a clause if such Sprint Subsidiary were entering into such an agreement.

                  7.5 Construction. Operator will, within the time periods required pursuant to the FCC Rules, Leased Authorizations and Primary Leases, construct and place into operation all facilities specified under the Primary Leases and Leased Authorizations, as the same may be amended or modified from time to time. Operator will timely construct and place into operation all facilities which are not presently constructed but are required under the Primary Leases for the relaying of the underlying Third Party Licensee's programming to its transmission facility and for the transmission of that programming. Operator will, within the time periods required pursuant to the Sprint Authorizations and the FCC Rules, construct and place into operation all facilities required under the Sprint Authorizations and FCC Rules. Operator will comply in all respects with any "substantial service" or other performance requirements imposed by the FCC or the FCC Rules with respect to each Sprint Authorization and Leased Authorization. Schedule 7.5 sets forth a list of all receive site obligations pursuant to the Primary Leases and Operator agrees to construct such receive sites in accordance with the terms of the applicable Primary Leases.

                  7.6 Insurance. Operator will, at its own cost and expense, maintain with sound and financially reputable insurers, (a) General Commercial Liability Insurance covering liability resulting from Operator's operation of the Transmission Equipment with limits of not less than [***] combined single limit per occurrence for bodily injury and property damage liability and [***] aggregate limit, (b) "All Risk" property insurance covering the Transmission Equipment for its full replacement value, and (c) Worker's Compensation/Employers' Liability, Business Auto liability and other insurance required by law. Each Sprint Subsidiary will be named as an additional insured/loss payee under such insurance policies. No later than 30 days after the Initial Closing Date, Operator will provide Sprint with a certificate of insurance of the coverages required to be maintained pursuant to this Section
7.6. Such certificate will name each Sprint Subsidiary as an additional insured or as an additional loss payee, as appropriate, and will provide that such insurance may not be cancelled except upon 60 days written notice from the insurer to Sprint.

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                  7.7 Obligation to Operate. Operator will construct, launch and be actively marketing an advanced high speed data system in at least *** Closed Markets no later than the *** of the Initial Closing Date and at least *** additional Closed Markets in each *** until all the Closed
Markets are constructed. Except to the extent any such obligation may be exercised pursuant to the following sentence, it will be a condition to the commencement of the Renewal Term that Operator will have fully complied, on or before the commencement thereof, with all of Operator's obligations set forth in the preceding sentence, provided, however, that Sprint may waive the operation of such condition. Any launch of such a system and Operator's obligations pursuant to this Section 7.7, but not Operator's obligations under Section 7.5 hereof, is subject to the availability to Operator of at least *** MHZ of contiguous spectrum in a Closed Market which may be used for two way transmissions using time division duplexing and, to the extent necessary, interference consents from Third Party Licensees to permit such operation. Operator will be solely responsible for the operation, marketing and customer service support for its business operations. Operator will, to the extent required under any Primary Lease, provide any Third Party Licensee with access to such services as are offered over the Spectrum by Operator. Nothing contained herein will be construed to restrict Operator to using the Spectrum for other purposes besides an advanced high speed data system provided that Operator has complied with the provisions of this Section 7.7.

                  7.8 Inspection Rights. Sprint will have the right, upon reasonable advance notice (which may be given telephonically or otherwise), to inspect any facilities used in connection with the operation of the Spectrum, including all tower facilities identified in Schedule 16 for the sole purpose of determining compliance with this Agreement. Notwithstanding anything to the contrary contained herein, Sprint's right to access and inspect the facilities hereunder will at a minimum be in accordance with the FCC Rules applicable to a licensee's access to facilities used in connection with such licensee's FCC authorizations.

                                  Article VIII
                            INFORMATION AND REPORTING

                  8.1 Financial Statements. No later than 45 days following the end of each calendar quarter during the Term, Operator will deliver to Sprint a report detailing all Primary Lease Fees, Primary Lease Reimbursements and all amounts paid under the Tower Subleases and Substitute Tower Leases during such calendar quarter. No later than April 1 of each year during the Term, Operator will deliver to Sprint an unaudited balance sheet as of the end of the previous fiscal year of Guarantor, on a consolidated basis. Within 30 days following receipt of its audited financial statements Operator will deliver to Sprint an audited balance sheet of Guarantor on a consolidated basis as of the end of the most recent year. To the extent there is a material change in the financial condition of the Guarantor or Operator as reflected in such balance sheet which reasonably calls into question Operator's ability, or indicates that Operator may not be able, to fulfill its obligations under this Agreement, Operator will provide Sprint with such other financial statements and information as reasonably requested by Sprint to demonstrate the ability of Operator and Guarantor to satisfy their obligations under this Agreement. No later than January 31 of each year, Operator will deliver to Sprint a report certifying that, except as set forth therein, Operator is in compliance with this Agreement and all Primary Leases, including all construction obligations. Any financial statements, certificates or other information provided

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to Sprint pursuant to this Section 8.1 will be Confidential Information of
Operator. Each report required pursuant to this Section 8.1 will be certified by an officer of Operator as true and correct.

            8.2 Spectrum and Operator Controlled Spectrum. During the Term, Operator will, no later than 30 days following written notice from Sprint, provide Sprint with access to such records and information concerning the Spectrum and Operator Controlled Spectrum as are reasonably needed to determine compliance with the terms of this Agreement or to evaluate whether Sprint should elect to exercise any of its rights under Sections 17.1 or 17.2. Sprint may access such records during business hours at Operator's offices or at such other place, or in such other manner, as mutually agreed upon by the Parties. Notwithstanding anything to the contrary contained herein, unless Operator is then in breach of this Agreement, Sprint will not be entitled to review information with respect to any given Closed Market more than twice during any calendar year.

                                   Article IX
                         REPRESENTATIONS AND WARRANTIES

                  9.1 By Operator. Operator represents and warrants to Sprint that:

            (a) Organization. Operator is duly organized, validly existing and in good standing under the laws of the state or commonwealth of its formation, and has full power and authority to carry out all of the transactions contemplated by this Agreement.

            (b) Authorization; Valid and Binding Agreement. Operator has taken all action necessary to authorize the execution and delivery of this Agreement. Upon execution and delivery, this Agreement will constitute a valid and binding agreement of Operator, enforceable in accordance with its terms. The person signing this Agreement on behalf of Operator is duly authorized to execute and deliver this Agreement and to legally bind Operator to all of the terms, covenants and conditions contained in this Agreement.

            (c) No Violation. Except as disclosed in this Agreement, as of the Effective Date, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement, will constitute a violation of, be in conflict with, or constitute a default under, any term or provision of any agreement governing Operator's formation or other governing instruments, or any agreement or commitment to which Operator is bound, or any judgment, decree, order, regulation or rule of any court or governmental authority, or any statute or law. Except for any consent or approval of any governmental entity which may be required with respect to Operator's use of the Towers contemplated pursuant to this Agreement, and except for FCC approval of the long term de facto transfer leasing of Sprint Spectrum, no consent of any federal, state or local authority is required, or if required has failed to be obtained, in connection with the execution and delivery of this Agreement by Operator or with the performance of the transactions contemplated by this Agreement by

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Operator. Operator is eligible to serve as a long term de facto transfer lessee pursuant to the FCC Rules.

            (d) Litigation. Except as specifically disclosed herein, as of the Effective Date there is no action, suit, proceeding or investigation pending or, to the actual knowledge of Operator, threatened against Operator before any court, administrative agency or other governmental body relating in any way to the transactions contemplated by this Agreement. Except as specifically disclosed herein, as of the Effective Date no unsatisfied judgment, order, writ, injunction, decree or assessment of any court or of any federal, state, local or other governmental department, commission, board, bureau, agency or instrumentality relating in any way to this Agreement or any other agreements, certificates or instruments to be executed and delivered herewith has been entered against and served upon Operator. Except as specifically disclosed herein, as of the Effective Date, there is no action, proceeding or investigation pending or, to the best knowledge of Operator, threatened against Operator which questions or challenges the validity of or otherwise seeks to prevent the consummation or performance of this Agreement.

            (e) Financial Statements. Operator has delivered to Sprint the consolidated unaudited balance sheet of Guarantor for the period ending June 30, 2004 (the "Financial Statements"). The Financial Statements are the Confidential Information of Operator. The Financial Statements are not prepared in accordance with GAAP, but are consistent with the books and records of Guarantor and fairly present the financial condition, assets and liabilities, and the results of operations of Guarantor and Operator at the respective dates of, and for the periods referred to in, such Financial Statements and reflect any adjustments made to the Financial Statements. The Financial Statements reflect the consistent application of accounting principles throughout the periods involved.

            (f) Financing Commitment. Schedule 9.1(f) sets forth a complete and accurate summary of the financing commitments Guarantor and Operator have obtained to enable Operator to perform its obligations under this Agreement. Attached as Exhibits to Schedule 9.1(f) is a letter from Clearwire Corporation certifying that Schedule 9.1(f) is true and correct.

                  9.2 By Sprint. Each Sprint Subsidiary represents and warrants to Operator that:

            (a) Organization. Such Sprint Subsidiary is duly organized, validly existing and in good standing as a corporation under the laws of the state or commonwealth of its formation, and has full power and authority to carry out all of the transactions contemplated by this Agreement.

            (b) Authorization; Valid and Binding Agreement. Such Sprint Subsidiary has taken all action necessary to authorize the execution and delivery of this Agreement. Upon execution and delivery, this Agreement will constitute a valid and binding agreement of such Sprint Subsidiary, enforceable in accordance with its terms.

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      The person signing this Agreement on behalf of such Sprint Subsidiary is duly authorized to execute and deliver this Agreement and to legally bind such Sprint Subsidiary to all of the terms, covenants and conditions contained in this Agreement.

            (c) No Violation. Except as disclosed on Schedule 9.2(c), as of the Effective Date: (i) neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will constitute a violation of, be in conflict with, or constitute a default under, any term or provision of any agreement governing such Sprint Subsidiary's formation or other governing instruments, or any agreement or commitment to which such Sprint Subsidiary is bound, or any judgment, decree, order, regulation or rule of any court or governmental authority, or any statute or law; and (ii) except for any consent or approval of any governmental entity which may be required with respect to Operator's use of the Towers contemplated pursuant to this Agreement, and except for FCC approval of the long term de facto transfer leasing of Sprint Spectrum, no consent of any federal, state or local authority is required, or if required has failed to be obtained, in connection with the execution and delivery of this Agreement by such Sprint Subsidiary or with the performance of the transactions contemplated by this Agreement by such Sprint Subsidiary.

            (d) Litigation. Except as disclosed on Schedule 9.2(d), as of the Effective Date, there is no action, suit, proceeding or investigation pending or, to the actual knowledge of Sprint, threatened against such Sprint Subsidiary before any court, administrative agency or other governmental body relating in any way to the transactions contemplated by this Agreement. Except as disclosed on Schedule 9.2(d), as of the Effective Date, no unsatisfied judgment, order, writ, injunction, decree or assessment of any court or of any federal, state, local or other governmental department, commission, board, bureau, agency or instrumentality relating in any way to this Agreement or any other agreements, certificates or instruments to be executed and delivered herewith has been entered against and served upon such Sprint Subsidiary. Except as disclosed on Schedule 9.2(d), as of the Effective Date, there is no action, proceeding or investigation pending or, to the best knowledge of such Sprint Subsidiary, threatened against such Sprint Subsidiary which questions or challenges the validity of, or which otherwise seeks to prevent the consummation or performance of this Agreement.

            (e) FCC Licenses. Solely for the purposes of this Section 9.2(e), the term "Sprint Authorizations" will mean solely those authorizations set forth in Schedule R-3, the term "Primary Leases" will mean solely those channel leases set forth in Schedule R-2, the term "Leased Authorizations" will mean solely those authorizations set forth on Schedule R-2, the term "Sprint Spectrum" means solely the spectrum authorized pursuant to the Sprint Authorizations, and the term "Leased Spectrum" means solely the spectrum authorized pursuant to the Leased Authorizations, irrespective of the Initial Closing Date or any Market Closing Date.

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                        (i) As of the Effective Date, each Sprint Licensee holds
            and is fully qualified and authorized in all respects to hold, the Sprint Authorizations which have been granted to it by the FCC.

                        (ii) As of the Effective Date, there is no condition
            imposed by the FCC as part of the Sprint Authorizations, or to the knowledge of such Sprint Subsidiary, as a part of the Leased Authorizations, that is neither set forth on the face thereof as issued by the FCC nor contained in the FCC Rules applicable generally to stations of that type, nature, class or location; except for actions or proceedings affecting ITFS or MDS facilities generally, no application, action or proceeding is pending or threatened (nor is there any basis for) that is reasonably likely to result in the denial of an application for renewal, the revocation, modification, non-renewal or suspension of the Sprint Authorizations, or the issuance of a cease-and-desist order, forfeitures or other administrative or judicial sanctions relating to the operation of the Sprint Spectrum. Such Sprint Subsidiary's operations and activities are now being conducted and, since January 1, 2000 have been conducted in compliance, in all material respects, with the Communications Act of 1934, as amended, and the FCC Rules.

                        (iii) Except as disclosed on Schedule 9.2(e)(iii), as of
            the Effective Date no application is presently pending before the FCC proposing any modification to or extension or renewal of any Sprint Authorization or any Leased Authorization.

                        (iv) Except as disclosed on Schedule 9.2(e)(iv), each
            Sprint Authorization was validly issued in accordance with procedures that comply with the FCC Rules and other applicable laws, is issued pursuant to a Final Order and is in full force and effect as of the Effective Date. To the best knowledge of Sprint, except as disclosed on Schedule 9.2(e)(iv), each Leased Authorization was validly issued in accordance with procedures that comply with the FCC Rules and other applicable laws, is issued pursuant to a Final Order and is in full force and effect as of the Effective Date. As used in the immediately preceding sentence, Sprint will only be deemed to have knowledge of a matter if the event forming the basis of the inaccuracy or omission in the representation and warranty herein provided occurred on or after January 1, 2000 and Sprint had actual knowledge of such event.

                        (v) Except as set forth on Schedule 9.2(e)(v), as of the
            Effective Date, Sprint has not received notice from any Third Party Licensee of any material breach or default by a Sprint Subsidiary under any Primary Lease which has not been cured and Sprint does not know of any matters which exist or are imminent which would constitute a default by any Sprint Subsidiary under any Primary Lease.

                        (vi) Except as set forth on Schedule 9.2(e)(vi), within
            the 24 months preceding the Effective Date, Sprint has not received notice of any material breach or default (including any non-payment) by a Sprint Subsidiary

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            under any Tower Lease which has not been cured and Sprint does not know of any matters which exist or are imminent which would constitute a default by any Sprint Subsidiary under any Tower Lease.

                        (vii) Other than the interference consents set forth on
            Schedule 9.2(e)(vii), no Sprint Subsidiary has agreed to accept electromagnetic interference to the operation of any Sprint Spectrum within a 35-mile radius of its licensed transmission point from the operation of other ITFS or MDS stations which are licensed to transmit from a point which is outside of such 35-mile radius.

                        (viii) Other than the interference consents set forth on
            Schedule 9.2(e)(viii), to the best knowledge of Sprint, no Licensee has agreed to accept electromagnetic interference to the operation of any Leased Spectrum within a 35-mile radius of its licensed transmission point from the operation of other ITFS or MDS stations which are licensed to transmit from a point which is outside of such 35-mile radius. As used in the immediately preceding sentence, Sprint will only be deemed to have knowledge of a matter if the event forming the basis of the inaccuracy or omission in the representation and warranty herein provided occurred on or after January 1, 2000 and Sprint had actual knowledge of such event.

                  9.3 Survival of Representations and Warranties. The representations and warranties contained in this Agreement (and all annexes attached hereto) will survive until the [***] of the Initial Closing Date.

                                    Article X
                              DEFAULTS; TERMINATION

                  10.1 Termination for Loss of Authorizations or Primary Leases. Without further liability to either Sprint or Operator (unless the termination of this Agreement with respect to any Spectrum is due to a breach by either Party of its obligations under this Agreement or the Primary Lease for such Spectrum or due to the negligence or willful misconduct of either Party), this Agreement will terminate with respect to particular Spectrum if: (a) the Authorization for such Spectrum is terminated, cancelled or a timely-filed application for renewal of such authorization is dismissed or denied with prejudice by the FCC; (b) such Spectrum is Sprint Spectrum and Sprint's authority to lease such Sprint Spectrum to Operator in accordance with the terms of this Agreement is terminated by the FCC; or (c) such Spectrum is Leased Spectrum and either (i) the Third Party Licensee's authority to lease such Leased Spectrum to the respective Sprint Subsidiary in accordance with the relevant Primary Lease is terminated by the FCC; (ii) Sprint's authority to permit Operator's use of such Leased Spectrum in accordance with the terms hereof is terminated by the FCC; or (iii) the Primary Lease regarding such Leased Spectrum expires by its terms or is terminated.

                  10.2 Termination by Agreement or for Default. This Agreement may be terminated without liability to the terminating Party: (a) at any time by mutual agreement of the Parties; (b) immediately by the terminating Party upon a material breach by the other Party,

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including the failure to pay the Monthly Fee or any reimbursements due hereunder, if such material breach is not cured within 30 days (15 business days if breach is non-payment) after receipt of written notice from the terminating Party; provided, however, if any breach not involving the payment of money is of a nature such that it is not capable of being cured within such 30 day period, this Agreement may not be terminated if the breaching Party commences action to cure such breach during such 30 day period and thereafter proceeds with due diligence to fully cure such breach; or (c) immediately by a Party upon institution of proceedings under the present or future United States Bankruptcy Code with respect to the other Party, or if a receiver or trustee is appointed for or ordered to take possession of and/or to dispose of the other Party's business or property, or if the other Party makes any assignment or conveyance for the benefit of its creditors (provided that the other Party will have a period of 60 days to obtain a dismissal of any involuntary proceedings or procedures brought against it before this Agreement may be terminated as a result thereof). Termination will be effective upon the later of written notice of such termination by the terminating Party to the other Party or the expiration of any available cure period or other time period, as applicable; provided, however, that neither termination nor expiration of this Agreement will relieve either Party of liabilities previously accrued hereunder. Notwithstanding anything to the contrary contained herein, a material breach of this Agreement will include (a) if the Parent Guaranty or any portion thereof is or becomes invalid, void, voidable or otherwise unenforceable for any reason whatsoever, including the insolvency or dissolution of the Guarantor, or (b) the occurrence of a second or subsequent Construction Default. A "Construction Default" means (a) the failure to timely construct any facilities required to be constructed pursuant to any Primary Lease, Leased Authorization or Sprint Authorization within the applicable time periods specified therein or applied thereto under the FCC Rules which failure is the basis for the termination (whether or not such termination actually occurs) of any Primary Lease, Leased Authorization or Sprint Authorization by Final Order, but taking into effect any Final Order which extends such time period and which is effective prior to the expiration of the previously specified time period, or with respect to contractual obligations pursuant to a Primary Lease to construct, any amendment to the applicable Primary Lease, or written waiver of the terms of the applicable Primary Lease, which extends such time period and which is effective prior to the expiration of the previously specified time period in the Primary Lease; or (b) the failure to provide "substantial service" or other performance requirements imposed by the FCC or FCC Rules with respect to each Sprint Authorization or Leased Authorization, but taking into effect any Final Order which extends such applicable time period and which is effective prior to the expiration of any applicable previously specified time period, which failure is the basis for the FCC to terminate, cancel or forfeit the Sprint Authorization or Leased Authorization or to take action to: (i) reduce the GSA for any Leased Authorization or Sprint Authorization (other than a BTA authorization) resulting in a reduction in excess of ten percent (10%) of the MHz Households authorized to be serviced by such Sprint Authorization or Leased Authorization, or (ii) in the case of any BTA authorization that is a Leased Authorization or Sprint Authorization, reduce the GSA for such Leased Authorization or Sprint Authorization resulting in a reduction in excess of twenty percent (20%) of the MHz Households authorized to be serviced pursuant to such BTA authorization,. The first Construction Default, if any, will be a material breach of this Agreement for all purposes other than Sprint's ability to terminate this Agreement and Sprint may exercise any other remedy available pursuant to this Agreement, at law or in equity, irrespective of any cure periods otherwise set forth in this Section 10.2.

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                  10.3 Partial Termination for Default. Upon the election of
Operator, this Agreement will terminate with respect to a particular portion of the Spectrum if as a direct result of Sprint's breach of its obligations hereunder: (a) Sprint's authority to operate such Sprint Spectrum is terminated by the FCC; (b) Sprint's authority to lease, or Licensee's authority to operate such Spectrum in accordance with the terms of the Primary Lease governing the use of such Spectrum or this Agreement is terminated by the FCC; or (c) the FCC terminates Licensee's authority or Sprint's authority to lease such Spectrum in accordance with the terms and conditions of this Agreement. Upon the termination of this Agreement with respect to any Spectrum pursuant to the immediately preceding sentence, (i) Sprint will refund a portion of the Initial Fee and Market Closing Payments equal to (A) the sum of the Initial Fee and Market Closing Payments which have been paid, multiplied by (B) a fraction the numerator of which is the number of MHz Households for the Spectrum subject to the termination and the denominator of which is the total number of MHz Households for all Proposed Spectrum as of the Effective Date and (ii) the Monthly Fees will be reduced by a percentage determined by dividing (A) the number of MHz Households for the Spectrum subject to the termination, by (B) the number of MHz Households for all Proposed Spectrum as of the Effective Date.

                  10.4 Breach of Representations and Warranties. Notwithstanding anything to the contrary contained herein, with respect to a breach of the representations and warranties set forth in Section 9.2 herein by Sprint, Operator's sole remedy will be pursuant to the indemnification provisions set forth in Section 11.1 below.

                  10.5 Other Remedies, in the event of a material breach by a Party under this Agreement, the other Party, in addition to having the right to terminate this Agreement without liability, may pursue such other remedies as may be available to it at law or in equity. Furthermore, Sprint may, at its sole election, cure any breach by Operator under this Agreement (including any breach under any Primary Lease) and Operator will pay Sprint any Costs which Sprint incurs in curing such breach. Notwithstanding the preceding sentence, any election by Sprint to cure a breach by Operator will not operate as a cure on behalf of Operator and Sprint will retain all of its rights with respect to such breach, including terminating this Agreement. Each Party has an affirmative duty to mitigate its damages under this Agreement.

                  10.6 Expenses. Subject to the Party's arbitration obligations set forth in Article XIV, if suit is brought because of the breach of any term or provision contained in this Agreement on the part of Sprint or Operator which such Party is obligated to keep or perform, the prevailing Party may recover all expenses incurred therefor, including reasonable attorneys' fees.

                                   Article XI
                                 INDEMNIFICATION

                  11.1 Indemnification by Sprint. To the extent permitted by law, each Sprint Subsidiary covenants and agrees to, and will, indemnify, defend and hold harmless Operator, its members, directors, officers, employees, affiliates and agents (the "Operator Indemnitee(s)") from and against, and will reimburse any Operator Indemnitee on demand for, all liabilities, direct losses or damages (including the loss of use of any Spectrum and any portion of the Initial Fee and/or Monthly Fee fairly allocable to such Spectrum), claims, demands,

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actions, reasonable costs and expenses (including, without limitation, reasonable court costs and attorneys' fees) which any of the Operator Indemnitees may suffer, sustain, incur, pay or expend by virtue or as a result of (a) any material breach or default by such Sprint Subsidiary of any of its covenants, agreements, duties or obligations under this Agreement; (b) any material breach or default of, or inaccuracy or omission in, any representation or warranty of such Sprint Subsidiary contained in this Agreement; (c) any acts, omissions, negligence or willful misconduct of such Sprint Subsidiary, its owners, members, directors, officers, employees, affiliates and agents in connection with the performance of this Agreement; or (d) the operation construction, maintenance or use of the Spectrum prior to the Effective Date, including but not limited to claims for infringement of patents arising from such use of the Spectrum and any claims arising from facts and circumstances occurring prior to an applicable Closing.

                  11.2 Indemnification by Operator. To the extent permitted by law, Operator covenants and agrees to, and will, indemnify, defend and hold harmless Sprint Subsidiaries, their members, directors, officers, employees, affiliates and agents (the "Sprint Indemnitee(s)") from and against, and will reimburse any Sprint Indemnitee on demand for, all liabilities, direct losses or damages, claims, demands, actions, reasonable costs and expenses (including without limitation, reasonable court costs and attorneys' fees) which any of the Sprint Indemnitees may suffer, sustain, incur, pay or expend by virtue or as a result of (a) any material breach or default by Operator of any of its covenants, agreements, duties or obligations under this Agreement, including failure to perform any obligation under any Primary Lease; (b) any material breach or default of, or inaccuracy or omission in, any representation or warranty of Operator contained in this Agreement; (c) any acts, omissions, negligence or willful misconduct of Operator, its owners, members, directors, officers, employees, affiliates and agents in connection with the performance of this Agreement; (d) claims by customers of Operator or by subscribers to Operator's services; (e) actions by the FCC or other federal, state or local governmental authorities regarding the Transmission Equipment, towers and other facilities or the use of the Spectrum; (f) Operator's construction, operation, maintenance and repair of the Transmission Equipment, towers and other facilities; (g) claims of libel, slander or the infringement of copyright or the unauthorized use of any trademark, trade name or service mark or claims that the content of any material transmitted over the Spectrum violates any pornography, obscenity laws, or infringes privacy rights or any other claimed harm or unlawfulness arising from any transmission; and (h) claims for infringement of patents arising from Operator's use of the Spectrum.

                  11.3 Claims for Indemnification. Where indemnification under this Article XI is sought by a Party (the "Claiming Party"): (a) it will notify in writing the other Party (the "Indemnifying Party") promptly of any claim or litigation or threatened claim to which the Indemnification relates; (b) upon the Indemnifying Party's written acknowledgment of its obligation to indemnify in such instance, in form and substance satisfactory to the Claiming Party, the Claiming Party will afford the Indemnifying Party an opportunity to participate in and, at the option of the Indemnifying Party, control, compromise, settle, defend or otherwise resolve the claim or litigation (and the Claiming Party will not effect any such compromise or settlement without the prior written consent of the Indemnifying Party); and (c) the Claiming Party will cooperate with the Indemnifying Party in its above-described participation in any compromise, settlement, defense or resolution of such claim or litigation. If the Indemnifying Party does not

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so acknowledge its indemnification responsibility, the Claiming Party may proceed directly to enforce its indemnification rights.

                                   Article XII
                                   ASSIGNMENT

            Each Sprint Subsidiary has the absolute right to assign any of its rights and obligations under this Agreement provided that such Sprint Subsidiary also assigns its rights and obligations to the Primary Leases and the Sprint Authorizations to the same party or an affiliate of such party. Except as expressly set forth in this Article XII, Operator may not assign, pledge, hypothecate, sublease, or transfer in any manner whatsoever, any of its rights and/or obligations under this Agreement, other than to an Operator Affiliate, without Sprint's prior written consent, which will not be unreasonably withheld, conditioned or delayed. Furthermore, Operator will not, through merger, sale or any other transaction, change its ownership structure in any manner so that any person(s) or entity(ies) which do not currently own at least 49% of the voting securities of the Operator, have the right to vote more man 49% of Operator equity units or elect more than 49% of the members of Operator's or Guarantor's board of directors or similar governing body after such transaction (a "Change in Control"), unless Operator has obtained Sprint's prior written consent which will not be unreasonably withheld, conditioned or delayed; provided, however, that Sprint's consent will not be required in any such transaction where either
(a) Operator provides at least 30 days prior written notice of the transaction and the surviving or acquiring entity (or Guarantor in the event of a restructuring event as described above) has sufficient resources to perform its obligations under this Agreement, as determined in Sprint's reasonable discretion, or (b) if such transaction occurs after substantially all of the Markets are built and Operator is providing services in such Markets. Notwithstanding anything to the contrary contained herein, Operator will not assign, pledge, hypothecate, sublease or transfer in any manner whatsoever, its rights and/or obligations under this Agreement to any Prohibited Entity (as defined below) without Sprint's prior written consent, which may be withheld in Sprint's sole discretion. As used herein, a "Prohibited Entity" means any entity which, and any now hereafter subsidiary or affiliate of such entity (or successor entity) operates under the name [***] Any assignment, pledge, hypothecation, sublease or transfer in any manner whatsoever which violates this
Article XII will be null and void. Any Change in Control in violation of this
Article XII will be a material breach of this Agreement. Provided that Operator provides Sprint with 15 days advance written notice thereof, Operator may pledge its rights under this Agreement and its rights to the Transmission Equipment for any financing it may incur in connection with the development of Region 1, provided, however, that any such financing and/or pledge will be subject to the rights of Sprint hereunder and the Licensees under the Primary Leases, including, but not limited to, such Licensee's rights to purchase any Transmission Equipment as set forth in the Primary Leases. If either Party completes an assignment pursuant to this Article XII, the Party making or completing any such assignment will, give written notice to the other Party of the name and address of any such assignee within 30 days following the completion of such assignment. Following the 5th anniversary of the Effective Date, Operator may permit a third party to have exclusive use of up to 48 MHz of the Spectrum in each Market without obtaining Sprint's prior consent, provided that: (a) Operator provides Sprint with at least 30 days advance written notice of the specific terms and conditions

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of such sublease, (b) the person or entity using such Spectrum agrees in writing to be bound to all of the restrictions and obligations contained herein with respect to such Spectrum, (c) Operator remains primarily liable for the complete performance of the terms of this Agreement with respect to such Spectrum, (d) the person or entity using such Spectrum agrees in writing to provide periodic certifications, as Sprint reasonably requests, evidencing its compliance with build out and construction obligations with respect to such Spectrum, and (e) Sprint may, in its reasonable discretion, require additional Security for performance of the obligations with respect to such Spectrum. Notwithstanding anything to the contrary contained herein, if there occurs a Change in Control which results in any Prohibited Entity having the right to vote more than 49% of Guarantor's or Operator's equity units or elect more than 49% of the members of Guarantor's or Operator's board of directors, or similar governing body, the Monthly Fee otherwise payable pursuant to Section 6.4 will, on a going forward basis, be increased by [***] of such amount otherwise payable. Notwithstanding anything to the contrary contained in this Article XII, Operator's rights under this Article XII are subject to Operator obtaining any necessary consent of any Third Party Licensee to the extent required under any Primary Lease.

                                  Article XIII
                        CONFIDENTIALITY; NON-COMPETITION

                  13.1 Confidentiality. The Parties acknowledge that Confidential Information (as such term is defined below) may be made available to them pursuant to this Agreement, and that such Confidential Information has been and will be developed by the other Party at considerable effort and expense and represents special, unique and valuable proprietary assets of such Party that is not ordinarily disclosed to the public, the value of which may be destroyed by unauthorized dissemination. Each Party acknowledges and agrees that it will become privy to Confidential Information of the other Party which could be used in a manner harmful to the Party owning such Confidential Information. Therefore, each Party agrees it will not use any Confidential Information of the other Party in the development, operations, planning, marketing, or distributing of any products or services which compete with those offered by the other Party. Furthermore, except as may be required for the performance of this Agreement, or compliance with any applicable law, during the Term and for a [***] neither Party nor any of its employees, representatives, agents or affiliates will make use of, disseminate, or in any way disclose any Confidential Information to any third person, firm, corporation or other entity for any reason whatsoever, said undertaking to be enforceable by injunctive or other equitable relief to prevent any violation or threatened violation thereof. Each Party will exercise reasonable care to protect the Confidential Information and will disclose Confidential Information only to those of its employees, representatives, agents or affiliates who need to know such information in connection with performance of this Agreement. Either Party may disclose Confidential Information if required by any judicial or governmental request, requirement or order, provided that such Party will take reasonable steps to give the other Party sufficient prior notice in order to contest such request, requirement or order by notifying the other Party of such request. As used herein, the term "Confidential Information" means all technical, business, financial and other confidential or proprietary information of a Party, any information or material that has been created, discovered, developed or otherwise become known to a Party (including, without limitation, information created, discovered, developed or made known to such Party by third parties) which has commercial value in the telecommunications

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business and which is designated in writing by the other Party as confidential.
Notwithstanding the lack of any designation by either Party of any information as confidential, any engineering design, manufacturing processes or source code, non-public financial information regarding such Party, information relating to research and development, new product pricing and marketing plans of such Party, and non-public information relating to such Party's operations, revenues, trade secrets or management practices will be Confidential Information. "Confidential Information" will not include information of a Party which: (a) has been or becomes published or is now or is in the future in the public domain through no action of the Party receiving such information pursuant to this Agreement; (b) prior to disclosure hereunder, is within the legitimate possession of a Party as evidenced by competent written proof of such legitimate possession; (c) subsequent to disclosure hereunder, is lawfully received from a third party having rights therein without restriction of the third party's rights to disseminate the information and without notice of any restriction against its further disclosure; or (d) is independently developed or acquired by a Party through persons who have not had, either directly or indirectly, access to or knowledge of such Confidential Information.

                  13.2 No Publicity Without Consent. Except as may be required by applicable law, neither Party will disclose any of the terms and conditions set forth herein to any non-affiliated party, without prior coordination with and advance written approval by the other Party, which may be granted or withheld at the other Party's sole discretion. Notwithstanding the foregoing, either Party may disclose the terms and conditions of this Agreement to its legal and financial advisors, investors and/or lenders, provided, however that any person receiving such information will agree to be subject to the terms of
Section 13.1. Unless otherwise agreed to by Sprint, Operator may not use Sprint's name or logo or any other trade name or logo which is owned or controlled by any Sprint Entity. Unless otherwise agreed to by Operator, no Sprint Subsidiary may use Operator's name or logo or any other trade name or logo which is owned or controlled by Operator or its affiliates. Either Party may disclose the existence of this Agreement provided that such disclosing Party gives the other Party advance written notice of its intent to make such disclosure.

                  13.3 Covenant Not To Compete. From the Effective Date through the Term and for a period of *** following the expiration or termination of this Agreement, except as otherwise provided herein, including without limitation Section 5.5, Operator will not, and will not permit or allow any Operator Affiliate to use, lease or otherwise control any ITFS or MDS spectrum in Region 1 that is subject to any Proposed Primary Leases, Primary Lease or Rejected Primary Lease; provided that such restriction will not apply to any spectrum subject to any Proposed Primary Lease, Primary Lease or Rejected Primary Lease that, prior to the commencement of such use, lease or control by Operator, has expired or otherwise terminated in accordance with the terms of such Proposed Primary Lease, Primary Lease or Rejected Primary Lease and, with respect to any Primary Lease, was not terminated prior to its expiration date because of an uncured default under the terms of such Primary Lease by Operator.


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                                   Article XIV
                                    DISPUTES

                  14.1 Dispute Resolution Through Arbitration. Unless otherwise specifically provided for herein, the Parties will utilize good faith efforts to resolve any disputes arising out of or relating to the negotiation, execution, interpretation, performance or nonperformance of this Agreement through amicable settlement discussions to be commenced by the giving of a written notice of dispute by the Party claiming to be aggrieved. The notice of dispute will state with specificity the matters in dispute, the position of the Party giving the notice of dispute and the rationale for that position. If the Parties fail to resolve the dispute by amicable settlement within 15 business days from the date the notice of dispute is given, then either Party may then request the final settlement of such dispute through arbitration in Kansas City, Missouri, under the Commercial Arbitration Rules (the "Rules") of the American Arbitration Association (the "AAA") by notifying the other Party and the AAA in accordance with the Rules. The arbitration will be conducted by three (3) arbitrators appointed in accordance with the Rules and will be conducted pursuant to expedited and accelerated procedures. The arbitrators will decide the issues submitted to them in accordance with the provisions and commercial purposes of this Agreement. The Parties agree that the award of the arbitrators will be final and waive any right to trial by jury or to challenge the arbitrators' award. However, any Party aggrieved by a default by the other may seek immediate injunctive relief before any court of competent jurisdiction and agree that such relief will not be sought to avoid or stay the arbitration. Judgment on the award of the arbitrators may be entered in any court having jurisdiction over the Party against whom enforcement of the award is being sought, and the Parties hereby irrevocably consent to the jurisdiction of any such court for the purpose of enforcing any such award. In their final award, the arbitrators will require that the losing Party to the arbitration pay all reasonable costs (including without limitation reasonable fees of counsel) incurred in conducting the arbitration. The Parties will facilitate the arbitration by (a) making available to one another and to the arbitrators for examination, inspection and extraction, all documents, books, records and personnel under their control if determined by the arbitrators to be relevant to the dispute and not otherwise privileged from disclosure, subject to written agreement by the arbitrators to hold all Confidential Information so disclosed in confidence, and (b) observing strictly the time periods established by the rules or by the arbitrators for submission of evidence or briefs. The Parties acknowledge and agree that time is of the essence in resolving any dispute submitted to arbitration. Notwithstanding anything in this Section 14.1 to the contrary, with respect to any dispute regarding Sprint's obligations pursuant to Section 17.1(d), (a "Spectrum Grouping Dispute"), the parties will submit the dispute to a mutually agreeable independent qualified industry engineering consultant (an "Engineering Arbitrator") who will serve as the arbitrator for such dispute in the manner set forth in this Section 14.1. If the parties are unable to agree to a single Engineering Arbitrator, each Party will select one independent qualified engineering consultant who will serve as an Engineering Arbitrator; and each Party will submit the names of no more than three additional independent qualified industry engineering consultants to the two Engineering Arbitrators selected by Sprint and Operator who will then select a third Engineering Arbitrator from the combined lists submitted by Sprint and Operator. In such event, the three Engineering Arbitrators so selected will serve as a panel of arbitrators to decide the dispute pursuant to the terms set forth in this
Section 14.1.

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                  14.2 Specific Performance. Each of the Parties acknowledges and agrees that the rights reserved to the other are of a special, unique, unusual and extraordinary character, which gives them peculiar value, the loss of which cannot be reasonably or adequately compensated for in damages in an action at law and the breach by either Party of any of the provisions hereof (other than provisions calling for the payment of money) will cause the other irreparable damage and injury. In such event, the non-defaulting Party will be entitled, as a matter of right, without further notice, to require of the other Party specific performance of all of the acts, services and undertakings required under this Agreement, including the obtaining of all requisite authorizations to execute or perform this Agreement, and to obtain injunctive and other equitable relief in any court of competent jurisdiction to prevent the violation or threatened violation of any of the provisions of this Agreement. Neither this provision nor any exercise by any Party of rights to equitable relief or to specific performance herein granted will constitute a waiver of any other rights which the non defaulting Party may have to damages or otherwise.

                  14.3 Jurisdiction and Venue. Subject to the provisions of
Section 14.1, any suit brought with respect to this Agreement will be brought in the state or federal district court located in Kansas City, Missouri. For any and all such purposes, the Parties hereby irrevocably submit to the jurisdiction of such courts, waive all objections thereto (on the grounds of improper venue, forum non conveniens or otherwise), and agree that service of process upon each as provided in Section 14.1 will be effective to establish personal jurisdiction over it in such courts.

                                   Article XV
                                    COVENANTS

                  15.1 Compliance with Law. Each of the Parties will comply with the Communication Act of 1934, as amended, and the FCC Rules, will timely file all reports, schedules and/or forms required by the FCC to be filed by it, and will timely pay all fees required by the FCC to be paid by it, excepting only the obligation of Sprint to pay certain fees which is otherwise assigned to Operator herein.

                  15.2 [***] Pricing. Any Sprint Entity will have the right to purchase, [***], products and services offered by Operator, or any Operator Affiliate, within [***]. These products and services may include roaming services for customers of any Sprint Entity. Operator will offer and provide any such products and services to any Sprint Entity [***] on commercially reasonable terms (including pricing) and if applicable, those terms that are generally made available to Operator's other [***] customers purchasing comparable services within [***]. Notwithstanding anything to the contrary contained herein, each Sprint Entity will receive pricing for any products and services offered by Operator or Operator Affiliate equal to the lesser of the following: [***] Furthermore, Operator will negotiate in good faith to execute a roaming services agreement with any Sprint Entity containing commercially reasonable roaming rates, feature functionality and other terms necessary to

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provide the broadband wireless services which are available from time to time on Operator's network in Region 1 to the customers of any Sprint Entity.

                  15.3 Other Relationships. It is recognized that from time to time the Parties may have other opportunities with respect to excess spectrum capacity on MDS and ITFS frequencies in areas outside of Region 1 and that the Parties may be interested in pursuing an ability to lease such excess spectrum capacity or to exchange certain spectrum assets. If a Party desires such a relationship, the other Party will make available representatives for a reasonable time via telephone or in person to discuss such possible relationship. Furthermore, it is recognized that Sprint may desire to implement an affiliate type relationship with Operator within Region 1 and that Operator may be interested in pursuing such relationship. If Sprint desires such a relationship, Operator will make available for a reasonable time representatives via telephone or in person to discuss such possible relationship. Notwithstanding anything to the contrary contained herein, this Section 15.3 will not be construed as placing an obligation for a Party to actually negotiate or otherwise consider in good faith any offers or proposals made by the other Party, it being agreed that the intent of this Section 15.3 is to provide the Parties with a means by which to facilitate communications with each other with respect to business opportunities and for no other purpose. In no event will either Party be obligated to perform under this Section 15.3 if it reasonably believes that receipt of any information from the other Party may have an adverse impact upon its ability to pursue any business interest or opportunity or that receipt of such information could create any liability to any third party. Nothing contained in this Section 15.3 will be construed as a material obligation of either Party.

                                   Article XVI
                            SPRINT'S TOWER FACILITIES

            Attached hereto as Schedule 16 is a list of tower locations ("Towers") in Region 1 and Sprint's contractual agreements to use space on the Towers ("Tower Leases"). On the Initial Closing Date and each Market Closing Date, Operator will enter into a Tower Sublease Agreement with the applicable Sprint Subsidiary, in a form mutually agreed upon by the Parties, for each Tower Lease (each a "Tower Sublease" and collectively the "Tower Subleases") for each Market then Closing. To the extent landlord's consent is required to enter into any Tower Sublease ("Tower Sublease Consent"), Sprint will use Efforts to obtain such consent as specified in Section 2.8. From and after the Effective Date, Operator will timely pay all Costs under each Tower Lease. Any material breach or default by Operator under any Tower Sublease which results in the termination of such Tower Sublease will be a material default under this Agreement, provided, however that Sprint will not terminate this Agreement as a result of such default if (a) Operator has obtained other tower space for the operation of the Spectrum in the Market applicable to the defaulted Tower Sublease, which is freely assignable to Sprint, (b) no other Tower Sublease has been terminated as a result of a breach of a Tower Lease by Operator, and (c) such termination of the Tower Sublease does not result in the termination of any Primary Lease, Rejected Primary Lease, Leased Authorization or Sprint Authorization. To the extent permitted under the Tower Leases and as may be required under any Rejected Primary Lease, Operator will permit the underlying channel lessor of such Rejected Primary Lease continuing access to such facilities.

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                                  Article XVII
                       SPRINT'S RIGHT TO RECAPTURE MARKET

            17.1 Recapture Right.

      (a) Pursuant to the terms of this Section 17.1, during the [***] Sprint may elect to terminate a portion of this Agreement as it relates to certain Spectrum and, subject to the receipt of any required consents or other contractual obligations of Operator with respect to any Operator Controlled Spectrum, to acquire certain Operator Controlled Spectrum in Closed Markets. As used herein, the term "recapture" refers to Sprint's right to terminate this Agreement as to such Spectrum and, subject to the receipt of any required consents or other contractual obligations of Operator with respect to any Operator Controlled Spectrum to acquire such Operator Controlled Spectrum. At any time during the [***] Sprint may from time to time, by providing written notice of Sprint's intent to exercise its recapture rights with respect to a closed Market (a "Recapture Notice"), elect to recapture up to approximately [***] of the total Spectrum and Operator Controlled Spectrum, excluding any Operator Controlled Spectrum that Sprint has elected to exclude pursuant to
Section 17.l(h)(iv), in each Closed Market as of the Closing of such Closed Market plus any additional Spectrum or Operator Controlled Spectrum in such Closed Market which after such Closing became subject to this Agreement, less any Spectrum or Operator Controlled Spectrum which is no longer subject to this Agreement pursuant to the terms of this Agreement (other than any Spectrum or Operator Controlled Spectrum which has been the subject to the exercise of the recapture rights, Put Option or Call Option prior to any such election by Sprint). As used herein, "Eligible Spectrum" means, subject to Section 17.1(h)(iv) and obtaining the necessary consents to transfer any Operator Controlled Spectrum, all Spectrum and Operator Controlled Spectrum in a given Closed Market then subject to the terms of this Agreement. Following the [***] of the Initial Closing Date, Sprint may only recapture Unincorporated Spectrum. "Unincorporated Spectrum" means any Spectrum or Operator Controlled Spectrum in a Closed Market which (i) is not then being used by Operator, (ii) has not been sublet by Operator to an unaffiliated third party as permitted pursuant to
Article XII, (iii) is not part of Operator's then current plan for deployment of additional spectrum or services within the Term, or (iv) is capable of being exchanged for other Spectrum or Operator Controlled Spectrum without material interference to Operator's existing commercial operations. Each Recapture Notice will identify the amount of Eligible Spectrum or Unincorporated Spectrum that Sprint intends to recapture for such Closed Market. The amount of Eligible Spectrum or Unincorporated Spectrum will be determined as of the date of such Recapture Notice and on a MHz Household basis in accordance with the methodology set forth on Exhibit B. The Eligible Spectrum or Unincorporated Spectrum, as applicable, for a given Closed Market which Sprint will recapture pursuant to this Section 17.1 is herein referred to as "Recaptured Spectrum". If Operator assigns, pledges, hypothecates, subleases or transfers in any manner whatsoever, any of its rights and/or obligations under this Agreement or should a Change in Control occur after the Initial Term has expired, Sprint may exercise its rights with respect to any Unincorporated Spectrum (not to exceed an amount which is approximately [***] of all Eligible Spectrum in such Closed Market less any amount

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of Eligible Spectrum in such Closed Market for which recapture rights, Put
Option and/or Call Option have been previously exercised in any Closed Market) under this Section 17.1 in the same manner in which Sprint is permitted to exercise such rights after the [***] of the Initial Closing Date.

      (b) For a period not to exceed 30 days following the Recapture Notice, the Parties will negotiate in good faith to determine the identity of the Eligible Spectrum or Unincorporated Spectrum which will be Recaptured Spectrum.

      (c) If the Parties do not reach agreement as to the identity of the Recaptured Spectrum pursuant to Section 17.1(b), then:

               (i) If the Recapture Notice is sent prior to the *** of the Initial Closing Date and if Sprint intends to recapture *** of the Eligible Spectrum for a Closed Market: (A) Sprint will divide the Eligible Spectrum into groupings of whole channels (each a "Spectrum Grouping") each containing approximately (within plus or minus *** of ***) *** of the Eligible Spectrum (on a MHz Household basis) for such Closed Market and will send Operator notice of the Spectrum Grouping, and (B) no later than 30 days after receipt of such notice, Operator will provide notice to Sprint of the Spectrum Grouping it intends to retain and the other Spectrum Grouping not selected by Operator will constitute the Recaptured Spectrum. The Parties acknowledge the difficulty in dividing the Spectrum in any given Closed Market in a manner which creates equal Spectrum Groupings and recognize that it is likely Spectrum Groupings will not be exactly equal in terms of MHz Households.

              (ii) If the Recapture Notice is sent prior to the *** anniversary of the Initial Closing Date and if Sprint intends to recapture less than *** of the Eligible Spectrum for a Closed Market: (A) Sprint will divide the Eligible Spectrum into no more than *** Spectrum Groupings each containing approximately (within plus or minus *** of an equal amount) an equal amount of Eligible Spectrum (on a MHz Household basis) and will send Operator notice of the Spectrum Groupings, and (B) no later than 30 days after receipt of such notice, representatives of Operator and Sprint will meet at a mutually agreed upon location or telephonically and the Parties will alternately select (with Operator selecting first) Spectrum Grouping until Sprint has selected the amount of Eligible Spectrum identified in the Recapture Notice, and such Eligible Spectrum selected by Sprint will constitute the Recaptured Spectrum.

             (iii) If the Recapture Notice is sent after the 5th anniversary of the Initial Closing Date, Sprint will select Unincorporated Spectrum in such Closed Market equal to no more than (on a MHz Household basis) approximately (within plus or minus *** of ***) *** of the Eligible Spectrum (on a MHz Household basis) as of the *** of the Initial Closing Date for such Closed Market, and unless Operator sends Sprint notice of its objection to such selection no later than 30 days after receipt of such notice, such Unincorporated Spectrum will constitute the Recaptured Spectrum. If Operator sends Sprint

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notice of its objections to such selection, Operator may elect in such notice to require Sprint to select from all Eligible Spectrum pursuant to the procedures set forth in Sections 17.1(c)(i) and (ii) without the requirement that the Recaptured Spectrum be Unincorporated Spectrum, or submit the matter to arbitration as Spectrum Grouping Dispute.

      (d) In creating the Spectrum Groupings as set forth in Section 17.1(c), Sprint will:

            (i) Configure the Spectrum Groupings so that Operator may select a Spectrum Grouping which enables it to continue its operations.

            (ii) Use good faith efforts to create Spectrum Groupings which are conducive to the continued operation of Spectrum and Operator Controlled Spectrum.

            (iii) Use reasonable efforts to configure the Spectrum Groupings in a manner so as to minimize disruption of Operator's commercial operations.

            (iv) Configure the Spectrum Groupings in a manner which gives the Operator the opportunity to select a Spectrum Grouping, or Spectrum Groupings, containing at least [***] of contiguous spectrum.

If Operator disagrees that Sprint has created the Spectrum Groupings in accordance with the requirements set forth in this Section 17.1(d) ("Spectrum Groupings Criteria"), then such matter will be a Spectrum Grouping Dispute and will be submitted to dispute resolution pursuant to Section 14.1.

      (e) No later than 30 days following the later of (A) the date on which the identity of the Recaptured Spectrum is determined pursuant to Section 17.1(a),
(b) and (c) or (B) the Spectrum Grouping Dispute is resolved pursuant to Section 14.1:

            (i) Sprint and Operator will prepare all application forms and related exhibits, certifications and other documents necessary to secure the FCC's consent to an assignment of the authorizations to Sprint for any Recaptured Spectrum which is Operator Owned Spectrum (each, an "Owned Spectrum Assignment Application"). Subsequently, Sprint and Operator each will promptly and diligently prepare, file and prosecute all necessary amendments, briefs, pleadings, petitions for reconsideration, applications for review, waiver requests, documents and supporting data, and take all such actions and give all such notices as may be required or requested by the FCC or as may be appropriate to expedite the grant of any Owned Spectrum Assignment Application without conditions materially adverse to Sprint or Operator. If any person petitions the FCC to deny any Owned Spectrum Assignment Application, or if the FCC grants any Owned Spectrum Assignment Application and any person petitions for reconsideration or review of such grant before the FCC or appeals or applies for review in any judicial proceeding, then Sprint and Operator will use their Efforts to oppose such

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      petition before the FCC or defend such grant by the FCC. If the FCC denies any Owned Spectrum Assignment Application or grants any Owned Spectrum Assignment Application with conditions materially adverse to Operator or Sprint, then if requested to do so by such adversely affected Party, such Party and the other relevant Party will use their Efforts to secure reconsideration or review of such action. Sprint will be responsible for the payment of all Costs that the Parties incur in connection with their performance under this Section 17.1(e)(i), including all application fees imposed by the FCC on the filing of any Owned Spectrum Assignment Application and all legal fees incurred in the preparation and prosecution of any Owned Spectrum Assignment Application.

            (ii) To the extent that FCC consent is required for the assignment of any leases of any Recaptured Spectrum which is Operator Leased Spectrum, Sprint and Operator will prepare all application forms and related exhibits, certifications and other documents necessary to secure the FCC's consent to an assignment of the leases of any Recaptured Spectrum which is Operator Leased Spectrum (a "Recaptured Lease Assignment Application"). Subsequently, Sprint and Operator each will promptly and diligently prepare, file and prosecute all necessary amendments, briefs, pleadings, petitions for reconsideration, applications for review, waiver requests, documents and supporting data, and take all such actions and give all such notices as may be required or requested by the FCC or as may be appropriate to expedite the grant of any Recaptured Lease Assignment Application without conditions materially adverse to Sprint or Operator. If any person petitions the FCC to deny any Recaptured Lease Assignment Application, or if the FCC grants any Recaptured Lease Assignment Application and any person petitions for reconsideration or review of such grant before the FCC or appeals or applies for review in any judicial proceeding, then Sprint and Operator will use their Efforts to oppose such petition before the FCC or defend such grant by the FCC. If the FCC denies any Recaptured Lease Assignment Application or grants any Recaptured Lease Assignment Application with conditions materially adverse to Operator or Sprint, then if requested to do so by such adversely affected Party, such Party and the other relevant Party will use their Efforts to secure reconsideration or review of such action. Sprint will be responsible for the payment of all Costs that the Parties incur in connection with their performance under this Section 17.1(e)(ii), including all application fees imposed by the FCC on the filing of any Recaptured Lease Assignment Application and all legal fees incurred in the preparation and prosecution of the applications.

            (iii) To the extent that notice to the FCC is required prior to the assignment of any lease of any Recaptured Spectrum which is Operator Leased Spectrum, Sprint and Operator will prepare and timely file all notification forms and related exhibits, certifications and other documents necessary to notify the FCC in advance of the assignment of the lease of Recaptured Spectrum which is Operator Leased Spectrum (a "Recaptured Lease Assignment Notification"). Subsequently, Sprint and Operator each will promptly and diligently prepare, file and prosecute all necessary amendments, briefs, pleadings, petitions for

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      reconsideration, applications for review, waiver requests, documents and supporting data, and take all such actions and give all such notices as may be required or requested by the FCC or as may be appropriate to respond to any FCC inquiry or any third party petition or complaint regarding the assignment of the lease of such Operator Leased Spectrum in support of such assignment without conditions materially adverse to Sprint or Operator. If any person petitions for reconsideration or review of an FCC decision affirming such assignment before the FCC or appeals or applies for review in any judicial proceeding, then Sprint and Operator will use their Efforts to oppose such petition before the FCC or defend such grant by the FCC. If the FCC rejects any assignment of the lease of Operator Leased Spectrum that is the subject of a Recaptured Lease Assignment Notification or imposes conditions materially adverse to Operator or Sprint, then if requested to do so by such adversely affected Party, such Party and the other relevant Party will use their Efforts to secure reconsideration or review of such action. Sprint will be responsible for the payment of all Costs that the Parties incur in connection with their performance under this Section 17.1(e), including all application fees imposed by the FCC on the filing of any Recaptured Lease Assignment Notification and all legal fees incurred in the preparation and prosecution of the notification.

      (f) From and after the Recapture Notice through the date on which the Parties determine the identity of the Recaptured Spectrum as set forth above, Operator will not, without Sprint's prior consent, which will not be unreasonably withheld, conditioned or delayed, make any material modifications or changes in the operation of the Eligible Spectrum or enter into, or permit any Third Party Licensee to enter into, any Coordination Documents with respect to the Eligible Spectrum unless such modifications are required by contractual or regulatory deadlines. From and after the Recapture Notice until the date on which the Parties consummate the recapture transaction for a given Closed Market (the "Recapture Closing"), Operator will not, without Sprint's prior consent, not to be unreasonably withheld, conditioned or delayed, make any material modifications or changes in the operation of the Recaptured Spectrum or enter into, or permit any Third Party Licensee to enter into, any Coordination Documents with respect to the Recaptured Spectrum.

      (g) Each Recapture Closing for any Recaptured Spectrum which does not require the FCC's consent for the transfer contemplated pursuant to the recapture set forth herein will take place on the date which is 30 days following the date that the identity of such Recaptured Spectrum is determined pursuant to Sections 17.1(a), (b), and (c); provided, however, that to the extent prior notification to the FCC is required before the assignment of a lease for Operator Leased Spectrum to Sprint, the Recapture Closing will not occur until the prior notification period established by the FCC Rules will have run and, at Sprint's sole option, if the FCC initiates an inquiry or any person submits a complaint or petition challenging the lease assignment, the FCC will have affirmed the lease assignment by Final Order. The Recapture Closing for any given Closed Market with respect to any Operator Controlled Spectrum which is the subject of an Owned Spectrum Assignment Application or a De Facto Lease Assignment

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Application, will take place not later than 30 days following the FCC's grant of such application and such grant becoming a Final Order.

     (h)

         (i) As used in this Section 17.1(h), the following terms will have the meanings specified in this Section 17.1(h)(i):

         "Acquisition Costs" will be determined on a Closed Market basis and will equal the sum of (A) the Sprint Contributed Proportion multiplied by the MHz Households for the Recaptured Spectrum in the Closed Market multiplied by the Paid In Fees, plus (B) the Applicable Percentage multiplied by the Operator Contributed Proportion multiplied by the MHz Households for the Recaptured Spectrum multiplied by Operator's Acquisition Expenses. Notwithstanding anything to the contrary contained herein, if Sprint elects to exclude Operator Controlled Spectrum from the recapture as permitted pursuant to Section 17.1(h)(iv) below, the Acquisition Costs for any such Closed Market will equal the MHz Households for the Recaptured Spectrum in the Closed Market multiplied by the Paid In Fees.

         "Applicable Percentage" means, (A) if the Recapture Notice is sent on or before the *** of the Initial Closing Date, ***%, (B) if the Recapture Notice is sent following the *** of the Initial
     Closing Date, but on or prior to the *** of the Initial Closing
     Date, but on or prior to the *** of the Initial Closing Date, ***, (C) if the Recapture Notice is sent following the *** of the Initial Closing Date, but on or prior to the *** of the Initial Closing Date, ***, (D) if the Recapture Notice is sent following the *** of the Initial Closing Date, but on or prior to the 8th anniversary of the Initial Closing Date, ***, (E) if the Recapture Notice is sent following the *** of the Initial Closing Date, but on or prior to the *** of the Initial Closing Date, ***, and (F) if the Recapture Notice is sent following the *** of the Initial Closing Date, but on or prior to the *** of the Initial Closing Date, ***.

         "Investment Costs" means the legal fees and expenses, the cost of construction, regulatory fees and equipment costs (to the extent that such equipment cannot be transferred for use with other Spectrum), paid by Operator, and which are directly allocable to keeping the Recaptured Spectrum in compliance with the Sprint Authorizations, and Leased Authorizations, as applicable, but only to the extent such amounts are not included as Transition Costs or Acquisition Costs. Investment Costs will not include any expenditures made by Operator which are independent of the identity of the Recaptured Spectrum, including, without limitation, marketing expenditures, administration personnel and expenses, maintenance personnel and expenditures incurred in routing maintenance

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of equipment, legal costs and expenses incurred in connection with any rulemaking, and legal fees incurred in connection with this Agreement.

     "Operator Acquisition Expenses" means (A) the sum of the aggregate purchase price or, as applicable, aggregate lease fees, actually paid by Operator to acquire or lease all Operator Controlled Spectrum in the Closed Market, along with all regulatory fees, legal fees, brokers fees and all engineering consulting fees which are directly allocable to the acquisition and maintenance of such Operator Owned Spectrum for the Closed Market, but only to the extent such amounts are not included as Investment Costs or Transition Costs, divided by (B) the MHz Households for all Operator Controlled Spectrum in the Closed Market. To the extent that Operator paid for any Operator Controlled Spectrum in whole or in part with equity interests (including warrants or any other option to purchase equity) of Operator or any Operator Affiliate, for purposes of determining Operator Acquisition Expenses, the value of any equity interests will be:

     (1) the value stated in the purchase agreement for the acquisition of such Operator Controlled Spectrum, or determined pursuant to the methodology and time for determining equity value as stated in such purchase agreement, provided, that (a) such value will be reasonably consistent with the values placed on other equity issued by Operator or an Operator Affiliate, as applicable, in connection with other transactions occurring within the same general time frame, and (b) such valuation may not exceed the value as determined pursuant to the methodology set forth in subparagraph (2) below;

     (2) if a valuation is not placed upon such equity interests in a purchase agreement, such value will be:

          a. the price per unit of common equity of Operator or Operator Affiliate, as applicable, in the then most recent completed funding round of such entity in excess of the lessor or (i) *** of the value of equity of Operator or the Operator Affiliate as applicable of (ii) *** (the "Funding round Threshold") if occurring in the 30 days immediately prior to the date on which the transaction pursuant to the purchase agreement are closed; or


          b. if no funding round of such entity in excess of the Funding Round Threshold occurred within such 30 day period, then the price per unit of common equity of Operator or Operator Affiliate, as applicable, in the most recently completed funding round of such entity in excess of the Funding Round Threshold if occurring after the date on which the transactions pursuant to the purchase agreement were closed; provided, that if the price per unit of common equity is greater as determined pursuant to subsection


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     b. rather than subsection a., then the amount determined pursuant to subsection b. rather than subsection a., shall be the price per unit of common equity for the purposes of this Agreement; provided further, in either of subsections a. or b. above, if such funding round did not include common equity, but did include preferred equity, other convertible securities, the price per unit of common equity, based on converting such preferred equity or other convertible securities to common equity pursuant to the applicable conversation rights; or

     c. if the application of subsections (a) and (b) above do not establish a value for any such equity, then the value per unit of common equity as determined by the board of directors, or similar governing body, of Operator or Operator Affiliate, as applicable, from time to time, as in effect on the respective date the equity is issued; provided, however that the value per unit of common equity as determined by the board of directors, or similar governing body, will be reasonably consistent with the values placed on other equity issued by Operator or an Operator Affiliate (as applicable) in connection with other transactions occurring within the same general time frame.

      (3) if the value of any warrants or options to acquire equity is not set forth in the purchase agreement, then the value will be (a) if the strike price to purchase each unit is more than *** of the then current price per unit of common equity (as determined in paragraph (2) above), then each warrant to purchase one unit would be valued in accordance with generally accepted accounting principles ("GAAP") for the purposes of creating Operator or the Operator Affiliate's audited financial statements, or (b) if the strike price is *** or less than then current price per unity of common equity (as determined in paragraph 2 above), then the value of the warrant or option would be equal to the then current per unit price of common equity. The warrant or option would be valued at the time the warrant or option was issued, generally upon the closing of the transaction. The value of any warrants or options will be reasonably consistent with the values placed on other equity/warrants/options issued in connection with other transactions occurring within the same general time frame.

       With the exception of the equity value which shall be valued as described above, in no event will the aggregate of the Operator Acquisition Expenses for a Closed Market exceed the value which Operator records those costs for such spectrum in accordance with GAAP and for purposes of its audited financial statements. If equity given in consideration of an acquisition is publicly traded, the value will be determined as required by GAAP.


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            "Operator Contributed Proportion" means a fraction, the numerator of which is the Operator Controlled Spectrum (determined on a MHz Household basis) for such Closed Market as of the date of the Recapture Notice and the denominator of which is the Eligible Spectrum (determined on a MHz Household basis) for such Closed Market as of the date of the Recapture Notice.

            "Paid In Fees" means (A) after taking into effect any credits which Operator has received with respect to such Closed Market, the sum of the Monthly Fees attributable to such Closed Market, the Primary Lease Fees attributable to such Closed Market, that proportion of the Initial Fee attributable to such Closed Market, and Market Closing Payment actually paid by Operator and attributable to such Closed Market, divided by (B) the number of MHz Households for all Proposed Spectrum in such Market as of the Effective date. An example of the computation of the Paid In Fees is set forth as Schedule 17.1(h).

            "Recapture Price" means the sum of the Investment Costs, Acquisition Costs and Transition Costs and is intended to reimburse Operator for the expenses it incurred in the acquisition of any Recapture Spectrum and the expenses it incurs in transitioning its commercial operations from using Recaptured Spectrum to other Spectrum and Operator Controlled Spectrum.

            "Spring Contributed Proportion" means a fraction, the numerator of which is the Spectrum (determined on a MHz Household basis) for such Closed Market as of the date of the Recapture Notice and the denominator of which is the Eligible Spectrum (determined on a MHz Household basis) for such Closed Market as of the date of the Recapture Notice.

            "Transition Costs" means the engineering, consulting fees and expenses, costs of construction, applicable regulatory fees, reasonable legal fees and expenses, and any costs directly associated with transitioning Operator's customers, which are paid by Operator and which are directly allocable to transitioning Operator's commercial operations from the Recaptured Spectrum to other Spectrum or Operator Controlled Spectrum being retained for Operator's use, but only to the extent such amounts are not included as Investment Costs or Acquisition Costs.

            (ii) At the Recapture Closing (A) Operator will assign, and cause any applicable Operator Affiliate to assign, all right, title and interest in the Recaptured Spectrum that is Operator Controlled Spectrum to Sprint,
      (B) this Agreement will terminate with respect to any Recaptured Spectrum, and (C) Sprint will pay Operator the Recapture Price for each Closed Market which is subject to the Recapture Closing.

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            (iii) No later than 15 days following the determination of the identity of the Recaptured Spectrum, Operator will provide Sprint with a written estimate of the Transition Costs. Prior to incurring any expense in transitioning its use of the Recaptured Spectrum which in the aggregate exceeds Operator's written estimate, Operator will provide Sprint with written notice of such expenses and will, at Sprint's request, meet in person or telephonically to discuss the possibility of reducing such expenses. At Sprint's request, Operator will provide Sprint with access to detailed records that support Operator's calculation of the Acquisition Costs, Investment Costs or Transition Costs. If Sprint objects to Operator's calculation of the Acquisition Costs, Investment Costs or Transition Costs and the Parties are unable to resolve the dispute, Sprint may submit the matter to arbitration pursuant to Section 14.1.

            (iv) Notwithstanding anything to the contrary contained herein, Sprint may elect to exclude all Operator Controlled Spectrum in a particular Closed Market from the recapture right set forth herein by stating so in the Recapture Notice. In such event, the Operator Controlled Spectrum in such Closed Market will not be considered as Eligible Spectrum for purposes of this Agreement.

      (i) Effective as of the Recapture Closing with respect to any Recaptured Spectrum, (i) Operator will cease use of all such Recaptured Spectrum and such Recaptured Spectrum will thereafter no longer be considered Spectrum or Operator Controlled Spectrum (as applicable) for purposes of this Agreement, and (ii) any Primary Lease which governs the use of any such Recaptured Spectrum will no longer be a Primary Lease for purposes of this Agreement. Effective as of the Recapture Closing with respect to any Recaptured Spectrum, on a going forward basis the Monthly Fee will be reduced by an amount equal to the then current Monthly Fee multiplied by a fraction, the numerator of which is the MHz Households for the Recaptured Spectrum (but excluding Operator Controlled Spectrum) subject to the Recapture Closing, and the denominator of which is the MHz Households for all Proposed Spectrum as of the date of the Effective Date.

      (j) Following the Recapture Closing with respect to any Recaptured Spectrum, Operator and Sprint will provide the FCC with such notification forms and related exhibits, certifications and other documents as are required by the FCC Rules within the time period afforded by the FCC Rules. Subsequently, Sprint and Operator each will promptly and diligently prepare, file and prosecute all necessary amendments, briefs, pleadings, petitions for reconsideration, applications for review, waiver requests, documents and supporting data, and take all such actions and give all such additional notices as may be required or requested by the FCC or as may be appropriate to respond to any post-Recapture Closing FCC inquiry or any third party petition or complaint regarding the transfer of such Recaptured Spectrum in support of such transfer without conditions materially adverse to Sprint or Operator. If any person petitions for reconsideration or review of an FCC decision affirming such transfer before the FCC or appeals or applies for review in any judicial proceeding, then Sprint and Operator will use their Efforts to oppose such petition before the FCC or defend

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such grant by the FCC. If the FCC rejects any transfer of Recaptured Spectrum or imposes conditions materially adverse to Operator or Sprint, then if requested to do so by such adversely affected Party, such Party and the other relevant Party will use their Efforts to secure reconsideration or review of such action. Sprint will be responsible for the payment all of the Costs that the Parties incur in connection with their performance under this Section 17.1(j), including all fees imposed by the FCC on the filing of any notification and all legal fees incurred in the preparation and prosecution of the notification.

      (k) Until the Recapture Closing with respect to any Recaptured Spectrum, Operator will, as required by contractual or regulatory obligations continue to operate all facilities being used in connection with the operation of such Recaptured Spectrum and will continue to perform all obligations under all Primary Leases and any leases with respect to any Operator Leased Spectrum which govern the use of the Recaptured Spectrum. Upon the Recapture Closing with respect to any Recaptured Spectrum (i) Operator will immediately cease use of all Sprint Transmission Equipment which is used solely in the operation of such Recaptured Spectrum and such equipment will thereafter no longer be Transmission Equipment for purposes of this Agreement, (ii) for a period not to exceed 6 months, Sprint will have the right to use any other equipment, including any shared equipment, used in connection with such Recaptured Spectrum to the extent reasonably necessary to satisfy its obligations under any Primary Lease, Rejected Primary Lease or to comply with any Sprint Authorization, at a lease cost of the fair market rental value of such equipment, (iii) Sprint will have an option to buy, at greater of the fair market value or Operator's depreciated costs, as determined pursuant to Section 17.4, any equipment owned by Operator and used solely in the operation of such Recaptured Spectrum, that is not or could not be redeployed by Operator in the operation of other spectrum, (iv) Sprint will have access to all tower and other facilities used in connection with the operation of the Recaptured Spectrum as of the date of the Recapture Notice, and (v) Sprint will pay Operator on a monthly basis Sprint's Pro Rata Share (as defined below) attributable to Sprint's use of any such tower and other facilities. "Sprint's Pro Rata Share" means the sum of the tower and facility lease fees paid by Operator to an unaffiliated third party for any facilities which Sprint elects to utilize pursuant to the previous sentence and the recurring utility charges and maintenance costs actually paid by Operator with respect to any facilities which Sprint utilizes for the operation of any Recaptured Spectrum, multiplied by a fraction, the numerator of which is the amount of Recaptured Spectrum (in MHz) operating from such facilities and the denominator of which is the total ITFS and MDS spectrum (in MHz) operated by Operator from such facility.

            17.2 Put Option.

      (a) At any time prior to the [***] of the Initial Closing Date, Sprint may from time to time elect to put any or all of the Spectrum to Operator by providing notice (a "Put Notice") to Operator informing Operator of Sprint's intent to exercise its put rights and identifying the amount of Spectrum to be transferred. The price paid by Operator to Sprint upon the closing of such put option (the "Put Price") will be (i) if the Put Notice is sent prior to the [***] of the Initial Closing

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Date, [***] multiplied by the number of MHz Households covered by the Put
Spectrum, or (ii) if the Put Notice is after the [***] of the Initial Closing Date an amount equal to (A) [***] multiplied by the number of MHz Households covered by the Put Spectrum, less (B) the sum, after taking into effect any credits which Operation has received with respect to such Put Spectrum, of the Monthly Fees attributable to such Put Spectrum, the Primary Lease Fees attributable to such Put Spectrum, that proportion of the Initial Fee attributable to such Put Spectrum, and Market Closing Payments paid with respect to the Put Spectrum. An example of the computation of the Put Price after the [***] of the Initial Closing Date is set forth as Schedule 17.2(a). Each Put Notice will identify the amount of Spectrum that Sprint intends to put for such Closed Market. The amount of Spectrum which Sprint will put pursuant to this
Section 17.2 will be determined as of the date of such Put Notice and on a MHz Household basis in accordance with the methodology set forth on Exhibit B. The Spectrum for a given market which Sprint will put to Operator pursuant to this
Section 17.2 is herein referred to as "Put Spectrum". If the Put Notice occurs after the [***] of the Initial Closing Date, Sprint may not put any Spectrum to Operator that is subject to a Primary Lease unless at least one year is remaining of the last term (including any renewals) of the Primary Lease.

      (b) If Sprint elects to put less than all of the Spectrum in a given Closed Market, for a period not to exceed 30 days following the Put Notice, the Parties will negotiate in good faith to determine the identity of the Spectrum which will be Put Spectrum.

      (c) If the Parties do not reach agreement as to the identity of the Put Spectrum pursuant to Section 17.2(b), then (i) Sprint will divide the Spectrum for such Closed Market into no more than [***] with each containing approximately (within plus or minus 2% of an equal amount) an equal amount of Spectrum (on a MHz Household basis) and will send Operator notice of the Spectrum Groupings, and (ii) no later than 30 days after receipt of such notice, representatives of Operator and Sprint will meet at a mutually agreed upon location or telephonically and the parties will alternately select (with Operator selecting first) Spectrum Groupings until Sprint has selected the amount of Spectrum identified in the Put Notice, and such Spectrum selected by Sprint will constitute the Put Spectrum. The Parties acknowledge the difficulty in dividing the Spectrum in any given Closed Market in a manner that creates equal Spectrum Groupings and recognize that it is likely Spectrum Groupings will not be exactly equal in terms of MHz Households.

      (d) Following the Put Notice, Sprint and Operator will negotiate in good faith to reach agreement as to the transaction documents based substantially upon the terms and conditions specified in the term sheet (the "Put/Call Term Sheet") attached as Exhibit G. No later than 10 days following the date on which the identity of the Put Spectrum is determined pursuant to Section 17.2 (a), (b) and (c):

            (i) Sprint and Operator will prepare all application forms and related exhibits, certifications and other documents necessary to secure the FCC's

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      consent to an assignment of the Sprint Authorizations to Operator for any
      Put Spectrum (each, a "Put Assignment Application"). Subsequently, Sprint and Operator each will promptly and diligently prepare, file and prosecute all necessary amendments, briefs, pleadings, petitions for reconsideration, applications for review, waiver requests, documents and supporting data, and take all such actions and give all such notices as may be required or requested by the FCC or as may be appropriate to expedite the grant of any Put Assignment Application without conditions materially adverse to Sprint or Operator. If any person petitions the FCC to deny any Put Assignment Application, or if the FCC grants any Put Assignment Application and any person petitions for reconsideration or review of such grant before the FCC or appeals or applies for review in any judicial proceeding, then Sprint and Operator will use their Efforts to oppose such petition before the FCC or defend such grant by the FCC. If the FCC denies any Put Assignment Application or grants any Put Assignment Application with conditions materially adverse to Operator or Sprint, then if requested to do so by such adversely affected Party, such Party and the other relevant Party will use their Efforts to secure reconsideration or review of such action. Each Party will be responsible for the payment of one-half of all Costs that the Parties incur in connection with their performance under this Section 17.2(d)(i), including all application fees imposed by the FCC on the filing of any Put Assignment Application and all legal fees incurred in the preparation and prosecution of any Put Assignment Application.

            (ii) To the extent that FCC consent is required for the assignment of any leases of any Put Spectrum which is Leased Spectrum, Sprint and Operator will prepare all application forms and related exhibits, certifications and other documents necessary to secure the FCC's consent to an assignment of the Primary Leases of any Put Spectrum which is Leased Spectrum (a "Put Leased Spectrum Assignment Application"). Subsequently, Sprint and Operator each will promptly and diligently prepare, file and prosecute all necessary amendments, briefs, pleadings, petitions for reconsideration, applications for review, waiver requests, documents and supporting data, and take all such actions and give all such notices as may be required or requested by the FCC or as may be appropriate to expedite the grant of any Put Leased Spectrum Assignment Application without conditions materially adverse to Sprint or Operator, If any person petitions the FCC to deny any Put Leased Spectrum Assignment Application, or if the FCC grants any Put Leased Spectrum Assignment Application and any person petitions for reconsideration or review of such grant before the FCC or appeals or applies for review in any judicial proceeding, then Sprint and Operator will use their Efforts to oppose such petition before the FCC or defend such grant by the FCC. If the FCC denies any Put Leased Spectrum Assignment Application or grants any Put Leased Spectrum Assignment Application with conditions materially adverse to Operator or Sprint, then if requested to do so by such adversely affected Party, such Party and the other relevant Party will use their Efforts to secure reconsideration or review of such action. Each Party will be responsible for the payment of one-half of all Costs that the Parties incur in connection with their performance under this Section

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      17.2(d)(ii), including all application fees imposed by the FCC on the filing of any Put Leased Spectrum Assignment Application and all legal fees incurred in the preparation and prosecution of the applications.

            (iii) To the extent that notice to the FCC is required prior to the assignment of any Primary Lease for any Put Spectrum which is Leased Spectrum, Sprint and Operator will prepare and timely file all notification forms and related exhibits, certifications and other documents necessary to notify the FCC in advance of the assignment of the Primary Lease for Put Spectrum (a "Put Leased Spectrum Assignment Notification"). Subsequently, Sprint and Operator each will promptly and diligently prepare, file and prosecute all necessary amendments, briefs, pleadings, petitions for reconsideration, applications for review, waiver requests, documents and supporting data, and take all such actions and give all such notices as may be required or requested by the FCC or as may be appropriate to respond to any FCC inquiry or any third party petition or complaint regarding the assignment of the lease of such Leased Spectrum in support of such assignment without conditions materially adverse to Sprint or Operator. If any person petitions for reconsideration or review of an FCC decision affirming such assignment before the FCC or appeals or applies for review in any judicial proceeding, then Sprint and Operator will use their Efforts to oppose such petition before the FCC or defend such grant by the FCC. If the FCC rejects any assignment of the Primary Lease for any Leased Spectrum that is the subject of a Put Leased Spectrum Assignment Notification or imposes conditions materially adverse to Operator or Sprint, then if requested to do so by such adversely affected Party, such Party and the other relevant Party will use their Efforts to secure reconsideration or review of such action. Each Party will be responsible for the payment of one-half of all Costs that the Parties incur in connection with their performance under this Section 17.2(d), including all application fees imposed by the FCC on the filing of any Put Leased Spectrum Assignment Notification and all legal fees incurred in the preparation and prosecution of the notification.

      (e) If Sprint elects to put less than all of the Spectrum in a given Closed Market, from and after the Put Notice through the date on which the Parties determine the identity of the Put Spectrum as set forth above, Operator will not, without Sprint's prior consent, make any material modifications or changes in the operation of the Spectrum in a Closed Market which is the subject of a Put Notice or enter into, or permit any Third Party Licensee to enter into, any Coordination Documents with respect to such Spectrum unless such modifications are required by contractual or regulatory deadlines. If Sprint elects to put less than all of the Spectrum in a given Closed Market, from and after the Put Notice until the date on which the Parties close the put (the "Put Closing"), Operator will not, without Sprint's prior consent, not to be unreasonably withheld, conditioned or delayed, make any material modifications or changes in the operation of the Put Spectrum or enter into, or permit any Third Party Licensee to enter into, any Coordination Documents with respect to the Put Spectrum.

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      (f) The Put Closing for any given Closed Market with respect to any Put
Spectrum which does not require the FCC's consent for the transfer contemplated herein will take place on the date which is 30 days following the date on which the identity of the Put Spectrum is determined pursuant to Sections 17.2(a),
(b), and (c); provided, however, that to the extent prior notification to the FCC is required before the assignment of a Primary Lease, the Put Closing will not occur until the prior notification period established by the FCC Rules will have run and, at Sprint's sole option, if the FCC initiates an inquiry or any person submits a complaint or petition challenging the lease assignment, the FCC will have affirmed the lease assignment by Final Order. The Put Closing for any given Closed Market with respect to any Put Spectrum which is the subject of a Put Assignment Application or a Put Lease Assignment Application, will take place not later than 30 days following the FCC's grant of such application and such grant becoming a Final Order.

      (g) At the Put Closing, Sprint will assign all of its right, title and interest in the Sprint Authorizations and Primary Leases (as applicable) for the Put Spectrum to Operator and Operator will pay Sprint the Put Price in immediately available funds. Operator will have the option to buy any Sprint Transmission Equipment which is owned by Sprint and is used solely in connection with the Put Spectrum for its fair market value as determined pursuant to
Section 17.4. Operator may exercise such option by providing written notice of its intent to do so no later than 20 days following the Put Notice. If Operator elects to exercise such option, at the Put Closing, Operator will pay Sprint the fair market value of such Sprint Transmission Equipment and Sprint will deliver to Operator a bill of sale, without warranty, delivering title to such Sprint Transmission Equipment to Operator. Notwithstanding anything to the contrary contained herein, to the extent that any Put Closing applies to all Spectrum in a given Closed Market, the applicable Tower Sublease for such Closed Market will remain in effect notwithstanding any provision set forth therein stating that such Tower Sublease will terminate upon termination of this Agreement.

      (h) Effective as of the Put Closing with respect to any Put Spectrum, (i) such Put Spectrum will no longer be considered Spectrum for purposes of this Agreement, and (ii) any Primary Lease which governs the use of any such Put Spectrum will no longer be a Primary Lease for purposes of this Agreement. Effective as of the Put Closing with respect to any Put Spectrum, on a going forward basis the Monthly Fee will be reduced by an amount equal to the then current Monthly Fee multiplied by a fraction, the numerator of which is the MHz Households for the Put Spectrum as of the date of the Put Closing, and the denominator of which is the MHz Households for all Proposed Spectrum as of the Effective Date.

      (i) Following the Put Closing with respect to any Put Spectrum, Operator and Sprint will provide the FCC with such notification forms and related exhibits, certifications and other documents as are required by the FCC Rules within the time period afforded by the FCC Rules. Subsequently, Sprint and Operator each will promptly and diligently prepare, file and prosecute all necessary amendments, briefs, pleadings, petitions for reconsideration, applications for review, waiver requests, documents and supporting data, and take all such actions and give all such additional

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notices as may be required or requested by the FCC or as may be appropriate to respond to any post-Put Closing FCC inquiry or any third party petition or complaint regarding the transfer of such Put Spectrum in support of such transfer without conditions materially adverse to Sprint or Operator. If any person petitions for reconsideration or review of an FCC decision affirming such transfer before the FCC or appeals or applies for review in any judicial proceeding, then Sprint and Operator will use their Efforts to oppose such petition before the FCC or defend such grant by the FCC. If the FCC rejects any transfer of Put Spectrum or imposes conditions materially adverse to Operator or Sprint, then if requested to do so by such adversely affected Party, such Party and the other relevant Party will use their Efforts to secure reconsideration or review of such action. Each Party will be responsible for the payment of one-half of all Costs that the Parties incur in connection with their performance under this Section 17.2(i), including all fees imposed by the FCC on the filing of any notification and all legal fees incurred in the preparation and prosecution of the notification.

            17.3 Purchase Option.

      (a) For a period of [***] of the Initial Closing Date, Operator will have the option (the "Call Option") to acquire up to [***] of the Spectrum in each Closed Market as of the Closing of such Market plus any additional Spectrum in such Closed Market which after such Closing became subject to this Agreement less any Spectrum which is no longer subject to this Agreement pursuant to the terms of this Agreement (other than any Spectrum which has been the subject to the exercise of the recapture rights, Put Option or Call Option prior to the exercise of the Call Option by Operator) by providing notice (a "Call Notice") to Sprint informing Sprint of Operator's intent to exercise the Call Option and identifying the amount of Spectrum to be transferred. The price paid by Operator to Sprint upon the closing of such Call Option (the "Call Price") will be [***] multiplied by the number of MHz Households covered by such Spectrum. The Call Notice will identify the amount of Spectrum that Operator intends to acquire. The amount of Spectrum which Operator may acquire pursuant to this Section 17.3 will be determined as of the date of such Call Notice and on a MHz Household basis in accordance with the methodology set forth on Exhibit B. The Spectrum for a given Closed Market which Operator will acquire pursuant to this Section
17.3 is herein referred to as "Call Spectrum".

      (b) For a period not to exceed 60 days following the Call Notice ("Call Waiting Period"), the parties will negotiate in good faith to determine the identity of the Spectrum which will be the Call Spectrum. Such determination should be made without regard to whether Sprint intends to exercise its recapture rights following the Call Waiting Period. If Sprint intends to exercise its Put Option with regard to the remaining Spectrum (after giving effect to the Call Option exercise) in any such Closed Market for which Operator has exercised its Call Option, then Sprint will provide its Put Notice during the Call Waiting Period. Sprint may not exercise its recapture rights set forth in Section 17.1 during the 180 day period during which the Call Option may be exercised; provided that with respect to a Closed Market in which Operator has

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provided its Call Notice, Sprint may provide a Recapture Notice with regard to the Operator Controlled Spectrum and any Spectrum other than the Call Spectrum during the 15 day period following the later of (a) determination of the Call Spectrum or (b) the expiration of the Call Waiting Period. If Sprint provides a Put Notice with respect to any Closed Market which is subject to a Call Notice prior to the expiration of the Call Waiting Period, to the extent such Put Notice does not put the remainder of the Spectrum in any such Closed Market (taking into account the amount of Spectrum which is the subject of the Call Notice), then the Parties will, for a period not to exceed 30 days, negotiate in good faith to determine the identity of the Put Spectrum and Call Spectrum. If the Parties are unable to determine the identity of the Put Spectrum and Call Spectrum, the Parties will follow the procedures set forth in Section 17.3(c) until Operator has selected the amount of Spectrum identified in the Call Notice and Put Notice for such Closed Market.

      (c) If the Parties do not reach agreement as to the identity of the Call Spectrum pursuant to Section 17.3(b), then (i) Sprint will divide the Spectrum in each Closed Market into no more than [***] with each containing approximately (within plus or minus [***] of an equal amount) an equal amount of Spectrum (on a MHz Household basis) and will send Operator notice of the Spectrum Groupings, and (ii) no later than 30 days after receipt of such notice, representatives of Operator and Sprint will meet at a mutually agreed upon location or telephonically and the parties will alternately select (with Operator selecting first) Spectrum Groupings until Operator has selected the amount of Spectrum identified in the Call Notice, and such Spectrum selected by Operator will constitute the Call Spectrum. The Parties acknowledge the difficulty in dividing the Spectrum in any given Closed Market in a manner that creates equal Spectrum Groupings for such Closed Market and recognize that it is likely Spectrum Groupings will not be exactly equal in terms MHz Households.

      (d) Following the Call Notice, Sprint and Operator will negotiate in good faith to reach agreement as to the transaction documents based substantially upon the terms and conditions specified the Put/Call Term Sheet. No later than 10 days following the date on which the identity of the Call Spectrum is determined pursuant to Section 17.3 (a), (b) and (c):

            (i) Sprint and Operator will prepare all application forms and related exhibits, certifications and other documents necessary to secure the FCC's consent to an assignment of the Sprint Authorizations to Operator for any Call Spectrum (each, an "Call Assignment Application"). Subsequently, Sprint and Operator each will promptly and diligently prepare, file and prosecute all necessary amendments, briefs, pleadings, petitions for reconsideration, applications for review, waiver requests, documents and supporting data, and take all such actions and give all such notices as may be required or requested by the FCC or as may be appropriate to expedite the grant of any Call Assignment Application without conditions materially adverse to Sprint or Operator. If any person petitions the FCC to deny any Call Assignment Application, or if the FCC grants any Call Assignment Application and any person petitions for

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      reconsideration or review of such grant before the FCC or appeals or applies for review in any judicial proceeding, then Sprint and Operator will use their Efforts to oppose such petition before the FCC or defend such grant by the FCC. If the FCC denies any Call Assignment Application or grants any Call Assignment Application with conditions materially adverse to Operator or Sprint, then if requested to do so by such adversely affected Party, such Party and the other relevant Party will use their Efforts to secure reconsideration or review of such action. Each Party will be responsible for the payment of one-half of all Costs that the Parties incur in connection with their performance under this Section 17.3(d)(i), including all application fees imposed by the FCC on the filing of any Call Assignment Application and all legal fees incurred in the preparation and prosecution of any Call Assignment Application.

            (ii) To the extent that FCC consent is required for the assignment of any leases of any Call Spectrum which is Leased Spectrum, Sprint and Operator will prepare all application forms and related exhibits, certifications and other documents necessary to secure the FCC's consent to an assignment of the Primary Leases of any Call Spectrum which is Leased Spectrum (a "Call Leased Spectrum Assignment Application"). Subsequently, Sprint and Operator each will promptly and diligently prepare, file and prosecute all necessary amendments, briefs, pleadings, petitions for reconsideration, applications for review, waiver requests, documents and supporting data, and take all such actions and give all such notices as may be required or requested by the FCC or as may be appropriate to expedite the grant of any Call Leased Spectrum Assignment Application without conditions materially adverse to Sprint or Operator. If any person petitions the FCC to deny any Call Leased Spectrum Assignment Application, or if the FCC grants any Call Leased Spectrum Assignment Application and any person petitions for reconsideration or review of such grant before the FCC or appeals or applies for review in any judicial proceeding, then Sprint and Operator will use then Efforts to oppose such petition before the FCC or defend such grant by the FCC. If the FCC denies any Call Leased Spectrum Assignment Application or grants any Call Leased Spectrum Assignment Application with conditions materially adverse to Operator or Sprint, then if requested to do so by such adversely affected Party, such Party and the other relevant Party will use then Efforts to secure reconsideration or review of such action. Each Party will be responsible for the payment of one-half of all Costs that the Parties incur in connection with their performance under this Section 17.2(d)(ii), including all application fees imposed by the FCC on the filing of any Call Leased Spectrum Assignment Application and all legal fees incurred in the preparation and prosecution of the applications.

            (iii) To the extent that notice to the FCC is required prior to the assignment of any Primary Lease for any Call Spectrum which is Leased Spectrum, Sprint and Operator will prepare and timely file all notification forms and related exhibits, certifications and other documents necessary to notify the FCC in advance of the assignment of the Primary Lease for Call Spectrum (a "Call Leased Spectrum Assignment Notification"). Subsequently, Sprint and

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      Operator each will promptly and diligently prepare, file and prosecute all necessary amendments, briefs, pleadings, petitions for reconsideration, applications for review, waiver requests, documents and supporting data, and take all such actions and give all such notices as may be required or requested by the FCC or as may be appropriate to respond to any FCC inquiry or any third party petition or complaint regarding the assignment of the lease of such Leased Spectrum in support of such assignment without conditions materially adverse to Sprint or Operator. If any person petitions for reconsideration or review of an FCC decision affirming such assignment before the FCC or appeals or applies for review in any judicial proceeding, then Sprint and Operator will use their Efforts to oppose such petition before the FCC or defend such grant by the FCC. If the FCC rejects any assignment of the Primary Lease for any Leased Spectrum that is the subject of a Call Leased Spectrum Assignment Notification or imposes conditions materially adverse to Operator or Sprint, then if requested to do so by such adversely affected Party, such Party and the other relevant Party will use their Efforts to secure reconsideration or review of such action. Each Party will be responsible for the payment of one-half of all Costs that the Parties incur in connection with their performance under this Section 17.3(d), including all application fees imposed by the FCC on the filing of any Call Leased Spectrum Assignment Notification and all legal fees incurred in the preparation and prosecution of the notification.

      (e) The closing for any Call Spectrum the ("Call Closing") which does not require the FCC's consent for the transfer contemplated pursuant to the recapture set forth herein will take place on the date which is 30 days following the date on which the identity of the Call Spectrum is determined pursuant to Sections 17.3(a), (b), and (c); provided, however, that to the extent prior notification to the FCC is required before the assignment of a Primary Lease, the Call Closing will not occur until the prior notification period established by the FCC Rules will have run and, at Operator's sole option, if the FCC initiates an inquiry or any person submits a complaint or petition challenging the lease assignment, the FCC will have affirmed the lease assignment by Final Order. The Call Closing with respect to any Call Spectrum which is the subject of a Call Assignment Application or a Call Lease Assignment Application, will take place not later than 30 days following the FCC's grant of such application and such grant becoming a Final Order.

      (f) At the Call Closing, Sprint will assign all of its right, title and interest in the Sprint Authorizations and Primary Leases (as applicable) for the Call Spectrum to Operator and Operator will pay Sprint the Call Price.

      (g) Effective as of the Call Closing with respect to any Call Spectrum,
(i) such Call Spectrum will no longer be considered Spectrum for purposes of this Agreement, and (ii) any Primary Lease which governs the use of any such Call Spectrum will no longer be a Primary Lease for purposes of this Agreement. Effective as of the Call Closing with respect to any Call Spectrum, on a going forward basis the Monthly Fee will be reduced by an amount equal to the then current Monthly Fee multiplied by a fraction, the numerator of which is the MHz Households for the Call

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      Spectrum as of the date of the Call Closing, and the denominator of which is the MHz Households for all Proposed Spectrum as of the Effective Date.

            (h) Following the Call Closing with respect to any Call Spectrum, Operator and Sprint will provide the FCC with such notification forms and related exhibits, certifications and other documents as are required by the FCC Rules within the time period afforded by the FCC Rules. Subsequently, Sprint and Operator each will promptly and diligently prepare, file and prosecute all necessary amendments, briefs, pleadings, petitions for reconsideration, applications for review, waiver requests, documents and supporting data, and take all such actions and give all such additional notices as may be required or requested by the FCC or as may be appropriate to respond to any post-Call Closing FCC inquiry or any third party petition or complaint regarding the transfer of such Call Spectrum in support of such transfer without conditions materially adverse to Sprint or Operator. If any person petitions for reconsideration or review of an FCC decision affirming such transfer before the FCC or appeals or applies for review in any judicial proceeding, then Sprint and Operator will use their Efforts to oppose such petition before the FCC or defend such grant by the FCC. If the FCC rejects any transfer of Call Spectrum or imposes conditions materially adverse to Operator or Sprint, then if requested to do so by such adversely affected Party, such Party and the other relevant Party will use their Efforts to secure reconsideration or review of such action. Each Party will be responsible for the payment of one-half of all Costs that the Parties incur in connection with their performance under this Section 17.3(h), including all fees imposed by the FCC on the filing of any notification and all legal fees incurred in the preparation and prosecution of the notification.

            17.4 Fair Market Value Determination. Where this Agreement specifies that a Party will have the option to purchase any Transmission Equipment for its fair market value, this Section 17.4 will govern such determination. The Party selling such Transmission Equipment will provide the other Party with notice of its determination of fair market value of the equipment to be purchased pursuant to the relevant Section of this Agreement. The Parties will negotiate in good faith for a period of 10 days following such notice of the determination of fair market value of such equipment. If the Parties are unable to reach agreement as to fair market value of such within such 10 day period, then the fair market value will be conclusively determined by two qualified independent appraisers with experience and expertise in valuation of assets such as the equipment in question, one retained and paid by each of the Parties. The Parties will promptly notify each other of their respective selections; provided, however, if either Party fails to deliver notice to the other of its selection of an appraiser within 15 business days after notice by the other Party that it has selected an appraiser (which notice will identify such appraiser), the determination will be rendered by the single appraiser so selected (whose fees, in such case, will be borne equally by the Parties). The appraisers selected in accordance with the foregoing procedure will each determine the fair market value of the equipment (each of which value will be an amount that, on the basis of market and other conditions prevailing at such time could reasonably be expected to be paid for such equipment by a third party in an arm's length transaction, assuming that the buyer and seller are under no compulsion to buy or sell) and submit their determinations of such value to the Parties within 15 business days of their selection. The fair market value will be the amount equal to the sum of such fair market values

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for the equipment determined by each appraiser divided by two, except that if there is more than a [***] difference between such values and the higher of such two values exceeds the sum of [***] a third independent appraiser with recognized experience and expertise in valuation of assets such as the equipment, selected by the first two appraisers within 10 business days of such appraiser's determination of fair market value (and, if the first two appraisers are unable to select the third within such time frame, then the parties will, within 5 business days of such inability, request the ranking executive officer of the American Arbitration Association's Regional Office in Kansas City, Missouri, or his or her designee to select the third appraiser and the parties will direct that such selection be made within 15 business days of such request), and such third appraiser will determine such fair market value (which in no event will be outside the range created by the values determined by the first two appraisers). The cost of such third appraiser will be borne one-half by each Party.

                                  Article XVIII
                   INTERPRETATION AND CONTRACT ADMINISTRATION

            18.1 Notices. All notices and other communications given or made pursuant to this Agreement will be in writing and will be deemed received as of the first weekday (excluding Federal holidays) after being sent for next-day delivery by United States Postal Service Express Mail, return receipt requested, or by Federal Express, signature required, to the other person at the following address:

      If to Operator:

            Fixed Wireless Holdings, LLC
            10210 NE Points Road, Suite 210
            Kirkland, WA 98033
            Attention: Benjamin G. Wolff
            Facsimile: (425) 828-8061

      With a copy to:

            Davis Wright Tremaine LLP
            2600 Century Square
            1501 Fourth Avenue
            Seattle, Washington 98101-1688
            Attention: Julie Weston, Esq.
            Facsimile: (206) 628-7699

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      If to Sprint, or any Sprint Subsidiary:

            Sprint Spectrum Management
            [***]
            With copy to:
            [***]
            Sprint Spectrum Management

A Party may change the address at which notices are to be given to it by giving notice of such change to the other Party in the manner hereinabove provided for the giving of notices. Notwithstanding anything to the contrary contained herein, in the case of any notice given pursuant to Article XI or in any manner alleging or pertaining to a breach of an obligation on the part of a Party hereto, the notice will not be effective unless such notice is also sent via facsimile to the other Party and to the copy addressees at the facsimile numbers provided hereinabove. Furthermore, in the case of any notice contemplated by the preceding sentence given by Operator, a copy of such notice will be sent contemporaneously with the notice to the addressees listed hereinabove, and in the manner provided hereinabove, to:
            [***]
            18.2 Interpretation and Construction. The headings and captions of this Agreement are inserted for convenience and identification only and are in no way intended to define, limit or expand the scope and intent of this Agreement or any provision of this Agreement. Where the context so requires, the singular will include the plural. The references contained in this Agreement to "Sections" and "Articles" are to sections and articles of this Agreement unless the context clearly requires otherwise. As used herein, the term "Agreement" means this Agreement and all annexes, schedules and exhibits attached hereto. If this Agreement requires interpretation or construction, this Agreement will not be interpreted or construed more strictly against any one Party by reason of any rule of interpretation or construction under which a document is to be construed more strictly against the drafting party.

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            18.3 Amendment and Waiver. Unless otherwise provided herein, this
Agreement may be amended or terminated only by an instrument in writing duly executed by the Parties. Any waiver by any Party of any breach of or failure to comply with any provision of this Agreement by the other Party will not be construed as or constitute a continuing waiver of such provision, or a waiver of any other provision hereof.

            18.4 Third Parties. This Agreement will be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns (as permitted hereunder). It is not the intent of the Parties that there be any third party beneficiaries of this Agreement, and this Agreement is exclusively for the benefit of the Parties hereto and their respective successors and assigns (as permitted hereunder).

            18.5 Entire Understanding. THIS AGREEMENT SETS FORTH THE ENTIRE UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER CONTAINED IN THIS AGREEMENT AND SUPERSEDES ALL PRIOR AGREEMENTS AND COLLATERAL COVENANTS, ARRANGEMENTS, COMMUNICATIONS, REPRESENTATIONS AND WARRANTIES, WHETHER ORAL OR WRITTEN, BY EITHER PARTY (OR ANY OWNER, MEMBER, OFFICER, DIRECTOR, PARTNER EMPLOYEE OR REPRESENTATIVE OF EITHER PARTY) WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT.

            18.6 Severability. If any provision or provisions of this Agreement are determined to be invalid or contrary to any existing or future law, statute or ordinance of any jurisdiction or any order, rule or regulation of a court or regulatory or other governmental authority of competent jurisdiction, such invalidity will not impair the operation of or affect those provisions in any other jurisdiction or any other provisions of this Agreement which are valid, and the invalid provisions will be construed in such manner that they will be as similar in terms to such invalid provisions as may be possible, consistent with applicable law; provided, however, that if a provision cannot be severed without substantially diminishing the economic value of this Agreement to a Party, that Party, notwithstanding anything to the contrary herein, may terminate this Agreement on 90 days' written notice to the other Party.

            18.7 Further Assistance. From time to time after the date of execution, the Parties will utilize Efforts to take such further action and execute such further documents, assurances and certificates as either Party may reasonably request of the other in order to effectuate the purpose of this Agreement. Notwithstanding the foregoing, and for the avoidance of doubt, the Parties acknowledge that the FCC Rules governing the Spectrum and the leasing thereof may be modified during the Term. If any such modification occurs which results in any material provision of this Agreement being invalid, illegal, incapable of being enforced, or incapable of being performed without a materially adverse effect upon the Party responsible for such performance, the Parties will negotiate in good faith to modify this Agreement to both comply with the modified FCC Rules and to effect the original intentions of the Parties as closely as possible in an acceptable manner to the end that the relationships among the Parties with respect to the Spectrum contemplated hereby are fulfilled to the maximum extent possible. In addition, each Party agrees that it will not take any action that would adversely affect the rights granted by it to the other Party hereunder.

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                  18.8 Force Majeure. Notwithstanding anything contained in this
Agreement to the contrary, neither Party will be liable to the other for failure to perform any obligation under this Agreement other than for the payment of money if prevented from doing so by reason of fires, strikes, labor unrest, embargoes, civil commotion, rationing or other orders or requirements, acts of civil or military authorities, acts of God or other contingencies beyond the reasonable control of the Party responsible for such performance, and all requirements as to notice and other performance required under this Agreement within a specified period will be automatically extended to accommodate the duration of any such contingency which interferes with such performance. This
Section 18.8 will not apply to excuse Operator from any Construction Default.

                  18.9 Counterparts. This Agreement may be signed in any number of counterparts, each of which will be an original for all purposes, but all of which together constitute one agreement.

                  18.10 Word Meanings. As used in this Agreement, the term "including" is deemed to mean "including, without limiting the generality of the foregoing." All pronouns and any variations therefor are deemed to refer to the masculine, feminine, neuter, singular or plural as the context may require. All references to "herein" means a reference to this Agreement. Unless another time requirement is specifically provided, any consent of either Party or response to a requested consent, as required hereunder will be given within 45 days from the date of any such request, provided, however, that if Operator's launch of commercial operations in a Closed Market is dependent upon obtaining Sprint's consent sooner than 45 days, Operator's request for such consent will so state and Sprint will either provide its consent or a response within 30 days of any such request.

                  18.11 Reliance. It is understood that Operator's ability to comply with certain obligations under this Agreement is subject to the availability of accurate information from various sources, including Sprint, Third Party Licensees and the FCC data base. Provided that Operator does not have actual knowledge of any information which conflicts with information from another source (regardless of whether provided by Sprint, a Third Party Licensee or the FCC), Operator will be entitled to rely on information that is: (a) provided by Sprint in that certain CD ROM previously delivered to Operator which contains substantially all of the copies of the Sprint Authorizations, Primary Leases and Leased Authorizations, as the same may be supplemented from time to time, (b) provided by a Third Party Licensee in writing or other documented format, or (c) contained in the FCC data base as long as such information is confirmed as accurate by referencing information provided by Sprint. Subject to the terms of this Section 18.11, Operator's obligations with respect to maintenance of the Spectrum and construction of facilities under this Agreement will be subject to such reasonable reliance by Operator. Upon the request of Operator, Sprint will provide Operator with copies of any interference consents identified in Schedule 9.2(e)(vii) or Schedule 9.2(e)(viii).

                  18.12 Survival of Obligations. All obligations of Operator or Sprint which by their nature involve performance, in any particular, after the end of the Term or after the end of Operator's right to use any given Spectrum, or which cannot be ascertained to have been fully performed until after the end of the Term or after the end of Operator's right to use

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

any given Spectrum, will survive the expiration or sooner termination of the Term or Operator's right to use that given Spectrum.

                  18.13 Relationship of the Parties. This Agreement does not constitute either Party as a joint venturer, partner or employee of the other Party or an agent or representative of the other Party. Neither Party has the right, power or authority, nor will it hold itself out as having the right, power or authority, to create any contract or obligation, express or implied, binding the other Party. The Parties agree that any and all contracts entered into between Operator and its customers or any other entity will be for the sole benefit of the parties thereto and will not be interpreted or construed in any manner as obligating Sprint to perform for the benefit of such customers. Sprint will not be liable to Operator's customers by virtue of leasing the Spectrum capacity under this Agreement. Except as otherwise expressly stated herein, each Party hereto is responsible for its own expenses incurred in connection with the negotiation and performance of this Agreement.

                  18.14 Governing Law. This Agreement is governed by and is to be construed and enforced in accordance with the Communications Act of 1934, as amended, the FCC Rules, the laws of the State of Kansas and, with respect to arbitration, the Federal Arbitration Act.

                  18.15 Limitation of Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, NO PARTY WILL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, INCIDENTAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES, OR LOSS OF PROFITS, ARISING FROM THE RELATIONSHIP OF THE PARTIES OR THE CONDUCT OF BUSINESS UNDER, OR BREACH OF, THIS AGREEMENT, EXCEPT WHEN SUCH DAMAGES OR LOSS OF PROFITS ARE CLAIMED BY OR AWARDED TO A THIRD PARTY (WHICH FOR PURPOSES OF THIS SECTION 18.15 EXCLUDES ANY SPRINT INDEMNITEE OR OPERATOR INDEMNITEE) IN A CLAIM OR ACTION AGAINST SUCH THIRD PARTY FOR WHICH A PARTY TO THIS AGREEMENT HAS A SPECIFIC OBLIGATION TO INDEMNIFY ANOTHER PARTY TO THIS AGREEMENT.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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

            IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the day and year first above written.

OPERATOR:

FIXED WIRELESS HOLDINGS, LLC

By:    /s/ Benjamin G. Wolff
   ---------------------------------
       Benjamin G. Wolff
       Executive Vice President

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

SPRINT:

               * * *

By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       Vice President


               * * *

By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       Vice President


               * * *

By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       Vice President


               * * *

By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       Vice President


               * * *

By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       Vice President


               * * *

By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       President

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                                       79

               * * *


By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       Vice President


               * * *

By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       Vice President


               * * *

By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       Vice President


               * * *

By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       Vice President


               * * *

By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       Vice President


               * * *

By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       Vice President

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                                       80

               * * *


By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       Vice President


               * * *

By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       President


               * * *

By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       Vice President


               * * *

By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       Vice President


               * * *

By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       Vice President


               * * *

By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       Vice President

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                                       81

               * * *


By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       Vice President

               * * *

By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       Vice President

               * * *

By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       Vice President

               * * *

By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       Vice President

               * * *

By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       President

               * * *

By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       Vice President

SPRINT PROPRIETARY INFORMATION                                 EXECUTION VERSION

               * * *

By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       President

               * * *

By:    /s/ Todd A. Rowley
   ---------------------------------
       Todd A. Rowley
       Vice President

SPRINT PROPRIETARY INFORMATION                                 EXECUTION VERSION

                                    EXHIBIT A

                              CONSENT AND AGREEMENT

      This Consent and Agreement ("Consent") is entered into effective ________, 2004 by and among ___________________ ("Licensee"), ___________________
("[Sprint Subsidiary]"), and Fixed Wireless Holdings, LLC ("Operator").

                             PRELIMINARY STATEMENTS

      Licensee and [Sprint Subsidiary] are parties to that certain [IDENTIFY ITFS/MDS LEASE] dated as of _________ ______, _____ (the "Lease") pursuant to which [Sprint Subsidiary] leases from Licensee certain excess capacity spectrum rights on the ____ channels in the ________, _______ market, call sign _______________(the "Leased Spectrum").

      Licensee understands that [Sprint Subsidiary] intends to grant Operator rights to utilize the Leased Spectrum to construct and commence operation of a wireless telecommunications system.

                                    AGREEMENT

1. Licensee hereby consents to Sprint's grant of its rights to use the Leased Spectrum to Operator and any affiliates of Operator, and further agrees that, until notified otherwise by [Sprint Subsidiary], Operator will have all of the rights and benefits of [Sprint Subsidiary] under the Lease. Licensee agrees to accept performance of [Sprint Subsidiary]'s obligations under the Lease directly from Operator. Licensee furthermore consents to any future assignment of Sprint's rights under the Lease to Operator. Sprint will remain liable as a surety for performance of the Lease.

2. Operator's use of the Leased Spectrum will at all times be subject to the terms and conditions of the Lease, as the same may be amended from time to time.

3. The notice provisions set forth in the Lease are hereby deleted in the entirety and replaced with the provisions set forth on Exhibit A attached hereto.

4. Except as otherwise set forth herein, all of the terms and conditions of the Lease will remain in full force and effect.

5. Licensee certifies that, except as set forth on Exhibit B, (a) the Lease is in full force and effect on the date hereof and that [Sprint Subsidiary] and Licensee are in compliance with all material terms and conditions thereof, without any default on the part of [Sprint Subsidiary] or Licensee, (b) to the best of its knowledge, no breaches or defaults exist under the Lease on the part of [Sprint Subsidiary] which have not been fully cured within the time frames set forth in the Lease, (c) to the best of its knowledge, there are no events or circumstances that, but for the passage of time or giving of notice, would be a default under the Lease, (d) no amounts are past due from [Sprint Subsidiary] under the Lease, (e) the Lease constitutes the entire agreement between the Licensee and [Sprint Subsidiary], and (f) the license granted by the FCC for the Leased Spectrum was validly issued in accordance with procedures that comply with the rules and regulations of the

SPRINT PROPRIETARY INFORMATION
EXHIBIT A - Consent and Agreement

      FCC and other applicable laws, is issued pursuant to a final non-appealable order and is in full force and effect as of the date of this Consent.

6. The provisions of this Consent are irrevocable and will remain in full force and effect until termination of the Lease as provided by its terms.

7. This Consent may be executed in any number of counterparts, each of which will be deemed an original, but which together will constitute a single instrument.

                  [remainder of page intentionally left blank]

SPRINT PROPRIETARY INFORMATION
EXHIBIT A - Consent and Agreement

      IN WITNESS WHEREOF, the undersigned have executed this Consent effective as of the dated first written above.

                               LICENSEE:

                               ________________________________________

                               By:_____________________________________
                               Name:___________________________________
                               Title:__________________________________

                               [SPRINT SUBSIDIARY]:

                               ________________________________________

                               By:_____________________________________
                               Name:___________________________________
                               Title:__________________________________

                               [OPERATOR]:

                               ________________________________________

                               By:_____________________________________
                               Name:___________________________________
                               Title:__________________________________

SPRINT PROPRIETARY INFORMATION
EXHIBIT A - Consent and Agreement

                                    EXHIBIT A

                                     Notices

All notices and other communications given or made pursuant to the Lease will be in writing and will be deemed received as of the first weekday (excluding Federal holidays) after being sent for next-day delivery by United States Postal Service Express Mail, return receipt requested, or by Federal Express, signature required, to the other person at the following address:

               If to Operator:

                      Fixed Wireless Holdings, LLC
                      Attn: Benjamin G. Wolff
                      10210 NE Points Road, Suite 210
                      Kirkland, WA 98033
                      Facsimile No. 425.828.8061

               With a copy to:

                      Davis Wright Tremaine LLP
                      Attn: Julie Weston, Esq.
                      1501 Fourth Avenue
                      Seattle, WA 98101-1688
                      Facsimile No. 206.628.7698

               If to Licensee:

                      __________________
                      __________________
                      __________________

               With a copy to:

                      __________________
                      __________________
                      __________________

               If to Sprint:

                      Sprint
                      [***]

SPRINT PROPRIETARY INFORMATION
EXHIBIT A - Consent and Agreement

               With copy to:

                      Sprint
                      [***]

      A party may change the address at which notices are to be given to it by giving notice of such change to the other party in the manner hereinabove provided for the giving of notices. Notwithstanding anything to the contrary contained herein, in the case of any notice given which alleges or pertains to a breach of an obligation on the part of a party hereto, the notice will not be effective unless such notice is also sent via facsimile to the other party and to the copy addressees at the facsimile numbers provided hereinabove. Furthermore, in the case of any notice contemplated by the preceding sentence given by Operator or Licensee to Sprint, a copy of such notice will be sent contemporaneously with the notice to the addressees listed hereinabove, and in the manner provided hereinabove, to:

                       [***]

SPRINT PROPRIETARY INFORMATION
EXHIBIT A - Consent and Agreement

                                    EXHIBIT B

                                Estoppel Matters

      List any matters which are responsive to Section 5:

SPRINT PROPRIETARY INFORMATION
EXHIBIT A - Consent and Agreement

                                    EXHIBIT B

                          COMPUTATION OF MHZ HOUSEHOLDS

The table below represents, by Market, the cumulative MHz Households for all Proposed Spectrum as of the Effective Date and includes the MHz Households for all incumbent GSAs for such Proposed Spectrum with a centroid located in a Market. The MHz Household count provided below also includes the MHz Households for all channels licensed to the BTA authorization in the Markets where Sprint is the holder of the BTA authorization. For any individual GSA for spectrum (whether or not Proposed Spectrum), the number of MHz Households will be determined in accordance with the terms set forth in this Exhibit B and will equal the MHz for the applicable spectrum multiplied by the Households for the applicable spectrum; provided, however that for the purposes of this Agreement the MHz Households for any Spectrum included as Proposed Spectrum (as of the Effective Date) will equal the MHz Households for such GSA as of the Effective Date.

The MHz for the applicable spectrum means the total amount of spectrum, measured in megahertz, which is authorized by the FCC from time to time pursuant to the licenses for such spectrum.

The number of Households for any GSA which is not included in the computation of the MHz Households set forth in the table below, will be determined using the CelSpectrum application. If the CelSpectrum application is no longer available, the determination of MHz Households will be determined using the methods and procedures employed by the CelSpectrum application, or if not available, the most similar application available.

The CelSpectrum application stores the FCC ULS database information to determine the GSA license center. Changes to the database from the previous month are determined and applied to the GSA drawing repository also contained on the server housing the CelSpectrum application at CelPlan Technologies in Reston, VA. The application looks at the PSA centroid coordinates and draws the 35mi PSA boundary and then intersects that with all other PSAs of the same channel to form GSAs (Geographical Service Areas). These GSAs are specified as the midline intersection of the overlapping area between two PSAs. When multiple PSAs overlap the same area the area is divided between the GSAs by extending the midlines to ensure no gaps or overlaps in the territory that could be claimed by any party. The algorithms used to draw these lines incorporate the Great Earth Curvature as the line if actually drawn straight would allow gaps and overlaps. This procedure allows for the fact that the shortest distance between two points at the edges of the intersection is a slight curve. The GSAs are drawn on a per channel basis. Monthly the entire nation's GSAs are pre-computed and stored for quick reference and map retrieval.

The CelSpectrum application also contains two household database numbers. One internally to CelPlan based on Census data and one embedded that is supplied as an update from data supplied by SRC. This database is updated yearly with a projection of the actual household count based on research conducted by SRC and loaded into very small bins that the application uses the

SPRINT PROPRIETARY INFORMATION
EXHIBIT B - Computation of MHz Households resulting GSAs to overlay against. The SRC database is the corporate standard demographic analysis tool used by many top companies.

As of the Effective Date, the MHz Households for the following GSAs are as follows:

                                      * * *

SPRINT PROPRIETARY INFORMATION
EXHIBIT B - Computation of MHz Households

                                    EXHIBIT C

           TRANSMISSION FACILITIES OPERATION AND MAINTENANCE AGREEMENT

      This Transmission Facilities Operation and Management Agreement (the "AGREEMENT") is made effective as of October___, 2004 (the "EFFECTIVE DATE"), and is executed by and between the undersigned wholly owned subsidiaries of Sprint Corporation (each, a "SPRINT SUBSIDIARY" and collectively "SPRINT"), and FIXED WIRELESS HOLDINGS, LLC, a Delaware limited liability company ("OPERATOR").

                             PRELIMINARY STATEMENTS

      Each Sprint Subsidiary is a party to one or more spectrum lease agreements (each, a "PRIMARY LEASE") with various third parties (each, a "THIRD PARTY LICENSEE") pursuant to which such Sprint Subsidiary agreed, among other things, to operate the Third Party Licensee's channels.

      During the term of this Agreement, Sprint desires for Operator to operate certain of the channels which are subject to the Primary Leases as requested in writing from time to time by Sprint.

      Sprint and Operator desire to enter into this Agreement to memorialize their agreement with respect to Operator's operation of the certain channels subject to the Primary Leases on behalf of Sprint using the Transmission Equipment (as defined below).

                                    AGREEMENT

      In consideration of the foregoing and of the mutual promises and covenants herein contained, Sprint and Operator hereby agree as follows:

1. Term. The term of this Agreement will commence on the Effective Date and extend through the earlier of (i) the termination of the Market Operation, Spectrum Lease and Sublicense Agreement dated October ____, 2004 by and between Operator and certain wholly owned subsidiaries of Sprint Corporation ("Region 1 Agreement") or (ii) 10th anniversary thereof. A party may terminate this Agreement upon 30 days written notice to the other party if the other party is in default and fails within such 30 day period to cure such default. A party will be deemed to be in default under this Agreement if it fails to comply with any material obligation, term or covenant under this Agreement. Termination of this Agreement will not affect or diminish the rights or claims or remedies available to the non-defaulting party arising by reason of any default.

2. Channels. This Agreement will apply to the operation of those certain channels subject to a Primary Lease which Sprint may from time to time identify to Operator in a written notice (each, an "OPERATION NOTICE"). Each Operation Notice will include a statement that the services to be provided by Operator are permitted under the Primary Lease, and that Sprint has secured all rights of access and permissions needed by Operator to perform its obligations hereunder. Effective no later than thirty (30) days following delivery of an Operation Notice (each, an "OPERATION

SPRINT PROPRIETARY INFORMATION
EXHIBIT C - Transmission Facilities Operation and Maintenance Agreement

      COMMENCEMENT DATE"), any channels designated therein will be considered as "Channels" for purposes of this Agreement. From tune to time during the term of this Agreement, Sprint may elect to terminate this Agreement with respect to specific Channels by providing written notice (each, a "TERMINATION NOTICE") identifying such Channels. Effective as of the tenth
      (10th) day following the Termination Notice (the "OPERATION TERMINATION DATE"), such Channels will no longer be considered Channels for purposes of this Agreement.

3. Fees. No later than the 10th day of each calendar month during the term, Sprint will pay Operator an "Operation and Maintenance Fee" pursuant to the terms set forth on Schedule 3. For any partial calendar month during the term of this Agreement, Sprint will pay Operator a pro-rata share of the amount stated above. Such pro-rata fee will be due and payable within 10 days of the expiration of such partial calendar month. Except as set forth in the Region 1 Agreement dated as of the date hereof between Sprint and Operator, Sprint will be responsible for the payment of all fees, royalties, expenses and other costs arising under the Primary Leases and shall indemnify and hold Operator harmless from the payment of any such amounts. In addition, Sprint will reimburse Operator for any out-of-pocket costs or expenses incurred by Operator in the performance of the services as set forth under this Agreement, provided, that to the extent any such costs and expenses exceed [***] for any calendar month, Sprint has approved such costs and expenses. Notwithstanding anything to the contrary set forth herein, Operator will not be obligated to perform any services hereunder if Sprint has not agreed to reimburse Operator for the costs and expenses related to such services which are otherwise reimbursable pursuant to this Agreement; provided that Sprint has not suggested or provided a lower cost alternative for the provision of such services. Any amount not paid hereunder when due will bear interest at the rate of [***] per annum from the date due until such amount, along with all accrued interest thereon, is paid in full.

4. Utilities. During the term of this Agreement, Operator will provide the utilities necessary for the transmission over the Channels as required pursuant to the terms of this Agreement.

5. Equipment. Each Operation Notice will include a detailed description of all equipment which is then currently used in connection with the transmission of the Channels identified in such Operation Notice, and following the Operation Commencement Date such equipment will be considered as "Transmission Equipment" for purposes of this Agreement. From and after the Operation Termination Date for any Channels, the Transmission Equipment being used in connection with such Channels will no longer be considered Transmission Equipment for purposes of this Agreement.

6. Operation of the Channel(s). During the term of this Agreement and subject to the terms set forth herein, Operator will operate the Channels on behalf of the applicable Sprint Subsidiary, using the Transmission Equipment and, to the extent necessary and proper, other equipment owned by Operator and others, in accordance with Sprint's instructions to satisfy the terms of the Primary Lease governing such Channels and in accordance with any other written instructions of Sprint. Sprint will provide operational instructions to Operator with respect to the operations of the channels and

SPRINT PROPRIETARY INFORMATION
EXHIBIT C - Transmission Facilities Operation and Maintenance Agreement compliance with the Primary Lease. Subject to reimbursement by Sprint of Operator's costs in connection with such access rights, the applicable Third Party Licensee and Sprint will have access to the transmission facilities used in the transmission of any applicable Third Party Licensee's Channels no later than the earlier of (a) any time period for such access as specified in such applicable Primary Lease, (b) any time period required under the FCC Rules or by the FCC, or (c) 72 hours following written notice to Operator. Notwithstanding anything to the contrary contained herein, Sprint may, in its sole discretion, elect to perform any obligations under any Primary Lease, including without limitation, any construction obligations thereunder, without reduction of the fees payable to Operator in accordance with this Agreement.

7. Programming and Delivery of Content. Throughout the term of this Agreement, Operator will, pursuant to Sprint's instructions, provide the minimum amount of programming for transmission using the Channels as required under each applicable Primary Lease; provided, however that the content of such programming shall be provided by Sprint or by the Third Party Licensee to Operator in a timely manner. To the extent any equipment and facilities utilized as of the Effective Date to deliver content for transmission over any Third Party Licensee's Channels is controlled by Operator pursuant to the terms of the Region 1 Agreement, Operator will provide Sprint and any Third Party Licensee access to such equipment and facilities as necessary to satisfy their respective obligations to provide programming content as set forth in this Section 7.

8. Maintenance. Operator will provide routine maintenance as needed, and pursuant to any written instructions from Sprint, to the Transmission Equipment. Should any of the Transmission Equipment require repair other than routine maintenance or replacement, as determined in Operator's reasonable discretion or pursuant to written instructions from Sprint, Sprint will reimburse Operator for the cost of such repairs, replacement, and any parts, equipment and expenses incurred by Operator with regard to such repair or replacement. Upon installation, any replacement equipment will become Transmission Equipment. Upon payment to Operator, any such replacement equipment will become the property of Sprint. Furthermore, Sprint will reimburse Operator for such expenses incurred by Operator in making any upgrades, modifications, or improvements in connection with the operation of the Channels as agreed to by the parties. Sprint will reimburse Operator for any such costs and expenses no later than 30 days following Operator's delivery of an invoice for such expenses.

9. Regulatory Compliance. Each of the parties hereto will take all reasonable steps to comply with the Communications Act of 1934, as amended, and the rules and regulations of the FCC. Notwithstanding anything to the contrary contained herein, the Third Party Licensee will at all times retain such responsibility for the operation and control of the facilities licensed to it as is required by the FCC's rules and policies.

10. Insurance. At its expense, Operator will secure and maintain with financially reputable insurers "All Risk" property insurance covering the Transmission Equipment for its replacement value. A certificate of insurance will be delivered to

SPRINT PROPRIETARY INFORMATION
EXHIBIT C - Transmission Facilities Operation and Maintenance Agreement

      Sprint within 30 days of the Effective Date evidencing that the above coverage is in effect and will not be canceled or materially altered without first giving Sprint 30 days' prior written notice. Renewal certificates will be delivered prior to the expiration of the term thereof. Sprint will be named as an additional insured on the above referenced policy of insurance.

11. Indemnification. Sprint will indemnify, defend (with legal counsel reasonably acceptable to Operator) and hold Operator and its respective affiliates, managers, officers, directors, employees, agents, attorneys, representatives, successors and assigns (the "Operator Indemnitees") harmless from and against any and all liabilities, claims, judgments, orders, governmental directives, direct damages and losses, fines, penalties, expenses (including without limitation reasonable consultants', experts' and attorneys' fees), and costs which arise from the operation of the Channels pursuant to Sprint's instruction as set forth in this Agreement, programming provided by Sprint or the Third Party Licensee, and the acts, omissions, negligence or willful misconduct of Sprint, its officers, employees or agents in connection with Sprint's operation of the Channels.

12. Notice. All notices and other communications given or made pursuant to this Agreement will be in writing and will be deemed received as of the first weekday (excluding Federal holidays) after being sent for next-day delivery by United States Postal Service Express Mail, return receipt requested, or by Federal Express, signature required, to the other party at the following address:

               If to Operator:

               Fixed Wireless Holdings, LLC
               Attn: Benjamin G. Wolff
               10210 NE Points Road, Suite 210
               Kirkland, WA 98033
               Facsimile No. 425.828.8061

               With a copy to:

               Davis Wright Tremaine LLP
               Attn: Julie Weston, Esq.
               2600 Century Square
               1501 Fourth Avenue
               Seattle, WA 98101-1688
               Facsimile No. 206.628.7699

SPRINT PROPRIETARY INFORMATION
EXHIBIT C - Transmission Facilities Operation and Maintenance Agreement

               If to Sprint:

               Sprint

               [***]

               With copy to: Sprint

               Sprint

               [***]

A party may change the address at which notices are to be given to it by giving notice of such change to the other party in the manner hereinabove provided for the giving of notices. Notwithstanding anything to the contrary contained herein, in the case of any notice which in any manner alleges or pertains to a breach of an obligation on the part of a party hereto, the notice will not be effective unless such notice is also sent via facsimile to the other party and to the copy addressees at the facsimile numbers provided hereinabove. Furthermore, in the case of any notice contemplated by the preceding sentence given by Operator, a copy of such notice will be sent contemporaneously with the notice to the addressees listed hereinabove, and in the manner provided hereinabove, to:

      [***]

13. Assignment. This Agreement may not be assigned by Operator in whole or in part, without the prior written consent of Sprint which may be withheld by Sprint in its sole discretion; provided, however that this agreement may be assigned without Sprint's consent in connection with the permitted assignment of the Region 1 Agreement. Sprint has the absolute right to assign or otherwise transfer its rights and obligations under this Agreement, provided, however, that any such assignment shall not relieve Sprint of its obligations under this Agreement.

14. Not A Lease. This Agreement and Operator's rights hereunder will not be construed as a sublease, assignment, transfer or the granting of any rights to use the Channels by Operator and Operator will have no right to utilize the Channels for the transmission of content of Operator's choosing, other than as required pursuant to paragraph 7. It is expressly agreed that this Agreement is a contract for services.

SPRINT PROPRIETARY INFORMATION
EXHIBIT C - Transmission Facilities Operation and Maintenance Agreement

15. Force Majeure. If by reason of act of God, acts of public enemies, orders of any branch of the government of the United States of America, any state or any political subdivision thereof which are not the result of a breach of or default under this Agreement, orders of any military authority, insurrections, riots, epidemics, fires, civil disturbances, explosions, or any other similar cause or event not reasonably within the control of Operator, Operator is unable in whole or in part to perform its obligations hereunder, Operator will not be deemed in violation or default of this Agreement during the period of such inability.

16. No Waivers. The failure on the part of either party to exercise, or any delay in exercising, any right or remedy hereunder will not operate as a waiver of such right or remedy. Any single or partial exercise by either party of any right or remedy hereunder will not preclude the exercise of any other right or remedy or the further exercise of such right or remedy.

17. Relationship. The performance by each party of its duties and obligations under this Agreement will be that of an independent contractor and nothing herein will create or imply an agency relationship between the parties, nor will this Agreement be deemed to constitute a joint venture or partnership between the parties.

18. Governing Law. This Agreement will be governed by and construed in accordance with the Communications Act of 1934, as amended, the FCC's rules and policies, and the laws of the State of Kansas, without giving effect to the conflicts of laws principles thereof.

19. Entire Understanding. Except for the Region 1 Agreement and the other agreements referenced therein, this Agreement represents the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous writings, correspondence and memoranda with respect thereto.

20. Amendments. This Agreement may be modified or amended only by a written amendment executed by all parties.

21. Severability. If any provision of this Agreement is determined by any court, the FCC or any other governmental authority to be invalid, illegal or incapable of being enforced, all other provisions will nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

22. Interpretation and Construction. The headings contained in this Agreement are for convenience of reference only and do not affect in any way the meaning or interpretations of this Agreement. If this Agreement requires interpretation or construction, this Agreement will not be interpreted or construed more strictly against any one party by reason of any rule of interpretation or construction under which a document is to be construed more strictly against the drafting party. As used in this Agreement, the term "including" is deemed to mean "including, without limiting the generality of the foregoing."

SPRINT PROPRIETARY INFORMATION
EXHIBIT C - Transmission Facilities Operation and Maintenance Agreement

23. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument

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EXHIBIT C - Transmission Facilities Operation and Maintenance Agreement

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

                                  OPERATOR:

                                  FIXED WIRELESS HOLDINGS, LLC

                                  By:__________________________________________
                                         Benjamin G. Wolff
                                         Executive Vice President

SPRINT PROPRIETARY INFORMATION
EXHIBIT C - Transmission Facilities Operation and Maintenance Agreement

                                  SPRINT:

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         Vice President

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         Vice President

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         Vice President

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         Vice President

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         Vice President

SPRINT PROPRIETARY INFORMATION
EXHIBIT C - Transmission Facilities Operation and Maintenance Agreement

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         President

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         Vice President

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         Vice President

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         Vice President

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         Vice President

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         Vice President

SPRINT PROPRIETARY INFORMATION
EXHIBIT C - Transmission Facilities Operation and Maintenance Agreement

                                          * * *

                                  BY:__________________________________________
                                         Todd A. Rowley
                                         Vice President

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         Vice President

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         President

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         Vice President

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         Vice President

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         Vice President

SPRINT PROPRIETARY INFORMATION
EXHIBIT C - Transmission Facilities Operation and Maintenance Agreement

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         Vice President

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         Vice President

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         Vice President

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         Vice President

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         Vice President

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         President

SPRINT PROPRIETARY INFORMATION
EXHIBIT C - Transmission Facilities Operation and Maintenance Agreement

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         Vice President

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         President

                                          * * *

                                  By:__________________________________________
                                         Todd A. Rowley
                                         Vice President

SPRINT PROPRIETARY INFORMATION
EXHIBIT C - Transmission Facilities Operation and Maintenance Agreement

                                   SCHEDULE 3

                                      Fees

                                   [ATTACHED]

SPRINT PROPRIETARY INFORMATION
EXHIBIT C - Transmission Facilities Operation and Maintenance Agreement

                                    EXHIBIT D

[Date]

[Address]

      Re: [Identify Lease Agreement] dated _________, ______ between _________ and _________________ ("Primary Lease"); Market Operation and Sublicense Agreement dated ___________, 2004 among various subsidiaries of Sprint Corporation and Fixed Wireless Holdings, LLC, a wholly owned subsidiary of Clearwire Corporation.

Dear [Name]:

We are pleased to announce that various subsidiaries of Sprint Corporation (collectively, "Sprint") have entered into the above referenced Market Operation and Sublicense Agreement ("Market Operation Agreement") with Fixed Wireless Holdings, a wholly owned subsidiary of Clearwire Corporation ("Clearwire"). While Sprint will remain actively involved in developing technology and infrastructure for delivery of advanced "4G" mobile and portable broadband wireless services, Sprint has entered into this Agreement in an effort to hasten the deployment of commercially available broadband and wireless services in certain small and midsize markets by leasing and subleasing Sprint's MMDS and ITFS spectrum to Clearwire.

Sprint selected Clearwire to develop and operate the market because of Clearwire's commitment to delivering broadband wireless services in markets throughout the United States including the licensed area covered by your spectrum. Clearwire currently offers self-installed broadband Internet access with download speeds of up to 1.5 Mbps. Clearwire provides it service over MMDS and ITFS spectrum, and has acquired such spectrum in numerous markets throughout the United States. Clearwire is currently providing its services to customers in Jacksonville, Florida, and intends to launch its services in several additional markets by the end of 2004 and throughout 2005. Clearwire's management is a team of telecommunications industry professionals led by Craig McCaw, who serves as Clearwire's Chief Executive Officer. Mr. McCaw has been an active entrepreneur and investor in the communications industry for over 35 years.

Pursuant to the Market Operation Agreement, Sprint has granted to Clearwire the right to use your channels in the deployment of a wireless service. In return, following a transition period, Clearwire will step into Sprint's shoes and perform all obligations previously performed by Sprint under the Primary Lease. Therefore, upon completion of the transition period, Clearwire will, to the extent required under the Primary Lease:

      1. operate and maintain all equipment used in connection with the operation of your channels;

SPRINT PROPRIETARY INFORMATION
EXHIBIT D - Form of Notice

      2.    maintain, repair and replace your ITFS receive site facilities(1/);

      3. fulfill any obligations under the Primary Lease to provide programming content for your use in satisfaction of the FCC's minimum educational use requirements(2/);

      4. directly pay to you all payments and reimbursements due under the Primary Lease. [Determination of the revenue sharing component of your compensation under the Primary Lease will be based upon the revenues collected by Clearwire from its customers](3/); and

      5. be responsible to ameliorate any materially adverse effect to your programming(4/).

Furthermore, effective as of ______________, Sprint has granted Clearwire the right to enforce the Primary Lease, including the right to modify the facilities used in connection with your channels and request interference consents as permitted under the Primary Lease. Therefore, unless notified otherwise by Sprint, you should comply with all of Clearwire's instructions to the extent consistent with the Primary Lease.

Please note that Clearwire has agreed to comply with all terms of the Primary Lease, including restrictions on content, in connection with its use of your channels. As Clearwire will have certain rights under and will perform all obligations under the Primary Lease, all future notices under the Primary Lease from you must be provided to Clearwire with a copy to Sprint. Exhibit A to this letter provides the correct notice address for your use in the future.

This letter serves as Sprint's notice to you of the transfer of certain rights held by Sprint pursuant to the Primary Lease. We look forward to your cooperation in the transition of the operation of your channels to Clearwire. If you have any questions regarding the Market Operation Agreement and the continued lease of your channels by Sprint, please do not hesitate to contact [INSERT LRD].

----------

(1/)    Only applicable to ITFS leases.

(2/)    Only applicable to ITFS leases.

(3/)    Only applicable if Primary Lease has revenue share component.

(4/)    Only applicable to ITFS leases.

SPRINT PROPRIETARY INFORMATION
EXHIBIT D - Form of Notice

                                    EXHIBIT E

                          TRANSITION SERVICES AGREEMENT

            THIS AGREEMENT (this "AGREEMENT") is entered into as of the ___ day of _, 2004 by and among each of the undersigned wholly owned subsidiaries of Sprint Corporation (collectively, "SPRINT"), and Fixed Wireless Holdings, LLC, a Delaware limited liability company ("OPERATOR").

                             PRELIMINARY STATEMENTS

            Pursuant to that certain Market Operation, Spectrum Lease and Sublicense Agreement dated as of the date hereof among Sprint and Operator (the "MARKET OPERATION AGREEMENT"), Sprint granted to Operator the right to use the Spectrum, Sprint Equipment and Towers (as defined in the Market Operation Agreement).

            In order to facilitate the transition of the operation of the Spectrum from Sprint to Operator, including performance of functions traditionally associated with the maintenance of the Leased Spectrum (as defined in the Market Operation Agreement), the parties desire to enter into this Agreement.

                                    AGREEMENT

            In consideration of the agreements set forth herein and the agreements between Sprint and Operator in the Market Operation Agreement, Sprint and Operator hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

            Capitalized terms not otherwise defined herein will have the meanings assigned to such terms in the Market Operation Agreement.

                                   ARTICLE 2
                              PLANNING AND SERVICES

            2.1 Transition Meetings. No later than 60 days following the date hereof, operations management representatives of Operator will meet with Sprint's spectrum management, lease portfolio management, and network operations representatives at Sprint's corporate headquarters in Overland Park, Kansas. At such meeting Operator will present to Sprint Operator's transition plan setting forth with detail, including project completion dates, the steps necessary to transition operation and management of the Spectrum, Sprint Equipment, Primary Leases and Towers from Sprint to Operator. Sprint and Operator will mutually revise such plan as the parties deem necessary and appropriate. No later than 90 days following the Effective Date, operations management representatives of Sprint and Operator will meet at Operator's Kirkland, Washington corporate headquarters. At such meeting, Operator will explain to Sprint and/or demonstrate the controls and procedures which it will use in management of the Spectrum, Primary Leases, Sprint

SPRINT PROPRIETARY INFORMATION
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                                       E-1

Equipment and Towers. Sprint will have the right to be present and observe Operator's initial payments to Third Party Licensees following the Initial Closing Date.

            2.2 Transition Services. During each Market Term (as defined in
Article 5) with respect to such applicable Closed Market, Sprint will provide to Operator those services described in Exhibit A to this Agreement (collectively, the "SERVICES") in accordance with the terms set forth herein.

            2.3 Additional Services. Operator may request that services other than those set forth on Exhibit A (the "ADDITIONAL SERVICES") be provided by Sprint. Sprint agrees to provide Additional Services which are necessary to maintain the Primary Leases, Leased Spectrum and Sprint Authorizations, as reasonably requested by Operator during the Term.

                                    ARTICLE 3
                                FEES FOR SERVICES

            3.1 Fees for Services.

                  (a) Reimbursement for Expenses. In addition to the fees set forth in Sections 3.1(b) and 3.1(c), Operator will reimburse Sprint for purchases of supplies, travel and other items necessary for performance of the Services and Additional Services and all other reasonable costs and expenses, including engineering and legal services, incurred by Sprint in connection with the performance of the Services and Additional Services; provided that such costs and expenses have not been otherwise reimbursed or paid under the Market Operation Agreement or otherwise and, to the extent any such costs and expenses exceed [***] for any calendar month, Clearwire has approved such costs and expenses. Notwithstanding anything to the contrary set forth herein, Sprint will not be obligated to perform any Services or Additional Services if Operator has not agreed to reimburse Sprint for the costs and expenses related to such Services or Additional Services which otherwise are reimbursable pursuant to this Agreement; provided that Operator has not suggested or provided a lower cost alternative for the provision of such Services or Additional Services.

                  (b) Additional Services. Operator will pay Sprint for the Additional Services requested by Operator pursuant to Section 2.3 according to the rates and terms set forth in Exhibit B.

                  (c) Services Provided After Expiration of any Market Term. If, for any reason, Sprint provides Services to Operator attributable to a Closed Market following expiration of the applicable Market Term, in addition to reimbursement of costs and expenses set forth in Section 3.l(a). Operator will pay Sprint according to the rates and terms as set forth on Exhibit B attached hereto. Notwithstanding anything to the contrary contained herein, in no event shall this Section be construed as a waiver of any event of default or breach by Operator of the terms of the Market Operation Agreement, it being understood and agreed that Sprint rights pursuant to this Section 3.1(c) are independent and in addition to any other rights Sprint has under the Market Operation Agreement.

            3.2 Payment of Fees and Reimbursements. Sprint will deliver to Operator, on a monthly basis, an invoice reflecting the total amount of the fees for Additional Services and, as

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                                       E-2
applicable, Services provided by it during the prior month, along with costs and expenses and copies of invoices to support reimbursement requests. For avoidance of doubt, this Section 3.2 governs Operator's obligations to reimburse Sprint for any costs and expenses which Operator has assumed pursuant to the Market Operation Agreement to the extent such amounts are paid by Sprint on behalf of Operator hereunder. Operator will pay the fees and charges reflected on such invoices by wire transfer in immediately available funds no later than 10 days after receipt of any invoice. Any amount not paid hereunder when due will bear interest at the rate of 13.5% per annum from the date due until such amount, along with all accrued interest thereon, is paid in full.

            3.3 Examination Right. Operator will be entitled to have its authorized representative or independent accountants examine Sprint's records pertaining to the respective fees and charges referenced in this Article 3. No later than 20 days following written notice from Operator, not to be given more than twice during the Term, Sprint will make such records available to Operator by furnishing access to such information at Sprint's offices or, upon the election of Sprint, by delivering copies of such records to Operator.

                                    ARTICLE 4
                                STANDARD OF CARE

            Sprint agrees to perform the Services with the same level of due care with which such Services were performed prior to execution of the Market Operation Agreement. At a minimum, Sprint will perform the Services in a competent and workman-like manner using its commercially reasonable efforts and in a manner which is consistent with the manner in which such Services were performed immediately prior to execution of the Market Operation Agreement.

                                    ARTICLE 5
                               TERM; TERMINATION

            With respect to any Closed Market, the term of this Agreement will commence on the Initial Closing Date or applicable Market Closing Date for such Closed Market and will continue for a period of 90 days thereafter unless otherwise agreed to in writing by the parties (each, a "MARKET TERM"). This Agreement will expire on the earlier to occur of (a) the date on which the last Market Term expires, or (b) 24 months following the Effective Date (such period this Agreement is in effect, the "TERM"). Operator may terminate all of the Services of a particular type which it is then receiving for all Closed Markets by providing notice to Sprint specifying the effective date of such termination, no later than 10 days prior to the effective date of such termination.

                                    ARTICLE 6
                            MISCELLANEOUS PROVISIONS

            6.1 Force Majeure. If by reason of act of God, acts of public enemies, orders of any branch of the government of the United States of America, any state or any political subdivision thereof which are not the result of a breach of or default under this Agreement, orders of any military authority, insurrections, riots, epidemics, fires, civil disturbances, explosions, or any other similar cause or event not reasonably within the control of Sprint, Sprint is unable in whole or in part to

SPRINT PROPRIETARY INFORMATION
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                                       E-3
perform its obligations hereunder, Sprint will not be deemed in violation or default of this Agreement during the period of such inability.

            6.2 No Waivers. The failure on the part of either party to exercise, or any delay in exercising, any right or remedy hereunder will not operate as a waiver of such right or remedy. Any single or partial exercise by either party of any right or remedy hereunder will not preclude the exercise of any other right or remedy or the further exercise of such right or remedy.

            6.3 Notices. All notices and other communications given or made pursuant to this Agreement will be in writing and will be deemed received as of the first weekday (excluding Federal holidays) after being sent for next-day delivery by United States Postal Service Express Mail, return receipt requested, or by Federal Express, signature required, to the other party at the following address:

                  If to Operator:

                  Fixed Wireless Holdings, LLC
                  Attn: Benjamin G. Wolff
                  10210 NE Points Road, Suite 210
                  Kirkland, WA 98033
                  Facsimile No. 425.828.8061

                  With a copy to:

                  Davis Wright Tremaine LLP
                  Attn: Julie Weston, Esq.
                  1501 Fourth Avenue
                  Seattle, WA 98101-1688
                  Facsimile No. 206.628.7698

                  If to Sprint:

                  Sprint
                  [***]

                  With copy to:

                  Sprint
                  [***]

A party may change the address at which notices are to be given to it by giving notice of such change to the other party in the manner hereinabove provided for the giving of notices. Notwithstanding

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                                       E-4
anything to the contrary contained herein, in the case of any notice which in any manner alleges or pertains to a breach of an obligation on the part of a party hereto, the notice will not be effective unless such notice is also sent via facsimile to the other party and to the copy addressees at the facsimile numbers provided hereinabove. Furthermore, in the case of any notice contemplated by the preceding sentence given by Operator, a copy of such notice will be sent contemporaneously with the notice to the addressees listed hereinabove, and in the manner provided hereinabove, to:

            [***]

            6.4 Relationship. The performance by each party of its duties and obligations under this Agreement will be that of an independent contractor and nothing herein will create or imply an agency relationship between the parties, nor will this Agreement be deemed to constitute a joint venture or partnership between the parties.

            6.5 Governing Law. This Agreement will be governed by and construed in accordance with the Communications Act of 1934, as amended, the FCC's rules and policies, and the laws of the State of Kansas, without giving effect to the conflicts of laws principles thereof.

            6.6 Covenant of Further Assurances. The parties covenant and agree that, subsequent to the execution and delivery of this Agreement and without any additional consideration, each of the parties will execute and deliver, or cause appropriate affiliates to execute and deliver, any further legal instruments and will perform any acts which are or may become reasonably necessary to effect the purposes of this Agreement.

            6.7 Assignment. Neither party may assign any of its rights under this Agreement without the prior written consent of the other parties which such consent will not be unreasonably conditioned, withheld, or delayed, except that either party may assign any of its rights under this Agreement to (i) any parent company or subsidiary of the assigning party, or to any entity under common ownership with the assigning party, provided that such assignee, or assignees, have the resources and ability to perform the obligations of the assigning party under this Agreement, (ii) any entity which acquires the assigning party's interests under the Market Operation Agreement, or (iii) any entity which acquires the assigning party or substantially all of the assets of the assigning party, provided, however, that any such assignment shall not relieve the assigning party of its obligations under this Agreement. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than Sprint and Operator any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement, and their respective permitted successors and assigns.

            6.8 Entire Understanding. Except for the Market Operation Agreement and other agreements referenced therein, this Agreement represents the entire understanding of the parties with

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                                       E-5
respect to the subject matter hereof and supersedes all prior or contemporaneous writings, correspondence and memoranda with respect thereto.

            6.9 Interpretation and Construction. The headings contained in this Agreement are for convenience of reference only and do not affect in any way the meaning or interpretations of this Agreement. If this Agreement requires interpretation or construction, this Agreement will not be interpreted or construed more strictly against any one party by reason of any rule of interpretation or construction under which a document is to be construed more strictly against the drafting party. As used in this Agreement, the term "including" is deemed to mean "including, without limiting the generality of the foregoing."

            6.10 Amendments. This Agreement may be modified or amended only by a written amendment executed by all parties.

            6.11 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which will constitute one and the same instrument.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers effective as of the day and year first above written.

                                   OPERATOR:

                                   FIXED WIRELESS HOLDINGS, LLC

                                   By: _____________________________
                                           Benjamin G. Wolff
                                           Executive Vice President

SPRINT PROPRIETARY INFORMATION
EXHIBIT E - Transition Services Agreement

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           Vice President

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           Vice President

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           Vice President

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           Vice President

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           Vice President

SPRINT PROPRIETARY INFORMATION
EXHIBIT E - Transition Services Agreement

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           President

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           Vice President

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           Vice President

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           Vice President

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           Vice President

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           Vice President

SPRINT PROPRIETARY INFORMATION
EXHIBIT E - Transition Services Agreement

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           Vice President

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           Vice President

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           President

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           Vice President

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           Vice President

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           Vice President

SPRINT PROPRIETARY INFORMATION
EXHIBIT E - Transition Services Agreement

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           Vice President

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           Vice President

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           Vice President

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           Vice President

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           Vice President

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           President

SPRINT PROPRIETARY INFORMATION
EXHIBIT E - Transition Services Agreement

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           Vice President

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           President

                                          * * *

                                   By: _____________________________
                                           Todd A. Rowley
                                           Vice President

SPRINT PROPRIETARY INFORMATION
EXHIBIT E- Transition Services Agreement

                                      E-l1

                                    EXHIBIT A

                               TRANSITION SERVICES

Subject to Operator's reimbursement and payment obligations set forth in Sections 3.1 and 3.2, Sprint will perform the following Services:

1. Maintenance of Sprint Equipment. Sprint will maintain all Sprint Equipment and other equipment used in connection with the operation of the Spectrum in a given Closed Market as of the applicable Initial Closing Date or Market Closing Date to the extent necessary to operate the Spectrum in the subject Closed Market. Furthermore, Sprint will repair or replace any non-operational Sprint Equipment to the extent necessary to operate the Spectrum in the subject Closed Market.

2. Primary Lease Maintenance.

      a. Payment Services. Sprint will pay each Licensee any and all amounts due and owed under the applicable Primary Leases.

      b. Receive Site Equipment Services. Sprint will maintain, and to the extent necessary, repair and replace, all ITFS receive site equipment where required pursuant to applicable Primary Leases.

      c. Enforcement Services. Sprint will monitor and demand compliance by the Third Party Licensees with all material terms of the Primary Leases.

3. Programming/Operation Services.

      a. ITFS Channels. Sprint will continue to provide the video programming utilized by Licensees in compliance with the Primary Leases.

      b. MDS Channels. Sprint will continue to provide programming over the MDS Channels as Sprint provides as of the Initial Closing Date, or applicable Market Closing Date.

4. Regulatory Compliance Services. Sprint will file all reports and other materials required by the FCC with respect to the Sprint Spectrum. Furthermore, Sprint will assist each Licensee with the filing of all reports and other materials required by the FCC with respect to the Leased Spectrum.

5. Other Payment Services. During the applicable Market Term with respect to any given Closed Market, Sprint will pay on behalf of Operator (subject to reimbursement) monthly tower rent, utility fees and charges, taxes and licensing fees, and such other payment obligations to third parties assumed by Operator pursuant to the terms of the Market Operation Agreement.

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EXHIBIT E - Transition Services Agreement

                                    EXHIBIT B

                                      FEES

Operator will pay Sprint for the Services and Additional Services at the hourly rates set forth below for each hour of time that any Sprint employee or contractor spends in delivering the Services or Additional Services. [***]

                                            Hourly Rate for Additional
             Period                                  Services                       Hourly Rate for Services
---------------------------------------     ----------------------------            ------------------------
1st through 60th days of Market Term                    [***]                                 N/A

61st through 90th days of Market Term                   [***]                                 N/A

Following the Market Term                               [***]                                [***]

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                                      E-13

                                    EXHIBIT F

                         GUARANTY AND COVENANT AGREEMENT

      This Guaranty and Covenant Agreement ("Guaranty") is executed and delivered this_____day of__________, 2004 by Guarantor (as defined below), in favor of Sprint (as defined below).

      As used herein, the following terms will have the meanings set forth below:

      "Guarantor" means Clearwire Corporation, a Delaware corporation, and its successors and assigns.

      "Market Operation Agreement" means that certain Market Operation, Spectrum Lease and Sublicense Agreement dated as of October_____, 2004 among Operator and Sprint.

      "Operator" means Fixed Wireless Holdings, LLC, a Delaware limited liability company, and its successors and assigns.

      "Sprint" means collectively the parties to the Market Operation Agreement which are collectively referred to therein as Sprint, and each of their successors and assigns.

      Guarantor acknowledges that its execution and delivery of this Guaranty is a condition to Sprint's agreement to the terms of the Market Operation Agreement. Furthermore, Guarantor acknowledges that Operator is a wholly owned subsidiary of Guarantor and that Guarantor will derive substantial benefit from the Market Operation Agreement.

      For value received, Guarantor does hereby unconditionally and irrevocably guarantee, as primary obligor and not merely as surety, to Sprint, the accuracy of each representation and warranty made by and the due and punctual performance, observance and discharge of each term, provision, duty, covenant and agreement of Operator contained in, and the due and punctual payment (when and as the same may become due and payable) of each amount which the Operator is or may become obligated to pay under or pursuant to, the Market Operation Agreement and all other agreements executed in connection therewith (collectively referred to herein as the "Guaranteed Obligations").

      The Guarantor hereby waives promptness, diligence and notice as to the obligations and covenants contained herein and acceptance of this Guaranty, and waives any other circumstance which might otherwise constitute a legal or equitable discharge, release or defense of a guarantor or surety, or that might otherwise limit the obligations of the Guarantor hereunder, including without limitation the failure of any security or the failure of any Person to perfect any security interest. The Guarantor hereby agrees that it will not be entitled to consent to, or receive any notice of, any amendment or modification of, or waiver, release, consent or extension with respect to, or assignment of any agreement giving rise to a Guaranteed Obligation that may be made or given as provided therein. Except as expressly provided below, the Guarantor will have no right to terminate this Guaranty or to be released or discharged from its obligations hereunder for any reason whatsoever, including, without limitation, any such

SPRINT PROPRIETARY INFORMATION
EXHIBIT F - Guaranty and Covenant Agreement amendment, or modification of, or waiver, release, consent or extension, any merger, consolidation, sale of assets or change in the ownership of any shares of capital stock of the Operator or the assignment by the Operator of its rights in any agreement giving rise to a Guaranteed Obligation or any insolvency, bankruptcy, liquidation, reorganization or cessation of existence of the Operator, unless and until all Guaranteed Obligations have been performed or discharged in full. The Guarantor agrees to pay any reasonable costs and expenses including but not limited to litigation expenses and reasonable attorneys' fees in connection with the enforcement of this Guaranty.

      The Guarantor agrees that this Guaranty will automatically be reinstated if and to the extent that for any reason any payment by or on behalf of the Operator is rescinded or must be otherwise restored, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

      This Guaranty can be terminated (a) only with respect to obligations not yet incurred; and (b) only by actual receipt by Sprint of written notice of Guarantor's intent to terminate; plus (c) a reasonable lapse of time for Sprint to act on such notice. This Guaranty cannot be terminated with respect to any Obligations committed to or contracted for or outstanding at the time such notice is received. For purposes of clarity, Guarantor acknowledges and agrees that the contractual obligations under the Market Operation Agreement as it exists on the date of this Guaranty are obligations which have been incurred.

      Reference is made to Section 9.03 of that certain Amended and Restated Stockholders Agreement dated March 16, 2004 ("Stockholders Agreement") among Guarantor and the stockholders of Guarantor, pursuant to which Flux Fixed Wireless, LLC and the McCaw Entities (as defined in section 9.03 of the Stockholders Agreement) have agreed that Guarantor and its subsidiaries shall be the McCaw Entities sole entities through which Craig O. McCaw acquires any right to own or lease Multipoint Distribution Service ("MDS"), Multichannel Multipoint Distribution Service ("MMDS") or Instructional Television Fixed Service ("ITFS") spectrum in the United States for the purpose of providing wireless point-to-multipoint fixed communications services (the "Non-Competition Provisions"). Guarantor agrees that it will enforce the Non-Competition Provisions as set forth in the Stockholders Agreement with respect to the Region 1 (as defined in the Market Operation Agreement). Guarantor further agrees that it will not amend the provisions of the Non-Competition Provisions in any manner which would permit the McCaw Entities greater rights to acquire ITFS, MMDS or MDS spectrum than the McCaw Entities are currently permitted pursuant to the Non-Competition Provisions without the prior written consent of Sprint, which consent will not be unreasonably conditioned, delayed or withheld. During such time as the Non-Competition Provisions may be enforced under the Stockholders Agreement, and to the extent that Guarantor has actual knowledge of any such lease or purchase, Guarantor will provide Sprint with prompt notice if any of the McCaw Entities, other than Guarantor or its Subsidiaries, acquire or lease any ITFS, MMDS or MDS spectrum within Region 1. Guarantor agrees that it will comply with the terms and conditions set forth in Sections 5.5, 13.3 and 17.1 of the Market Operation Agreement as an Operator Affiliate (as defined in the Market Operation Agreement). Guarantor acknowledges and agrees that Sprint's remedy at law for a breach or threatened breach of any of the provisions of this paragraph would be inadequate and, in recognition of that fact, in the event of a breach or threatened breach by Guarantor of the provisions of this paragraph, it is agrees that, in addition to

SPRINT PROPRIETARY INFORMATION
EXHIBIT F - Guaranty and Covenant Agreement its remedy at law, Sprint shall be entitled to equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available. Nothing herein contained shall be construed as prohibiting Sprint from pursuing any other remedies available to it for such breach or threatened breach.

      The Guarantor represents and warrants to Sprint that:

      (a) It is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into and perform its obligations under this Guaranty;

      (b) This Guaranty has been duly authorized by all necessary corporate action on its part, and has been duly executed and delivered by it, and neither the execution or delivery hereof, nor the consummation of the transactions contemplated hereby, nor compliance by it with any of the terms and provisions hereof (i) requires any approval of its stockholders or approval or consent of any trustee or holder of any of its indebtedness or obligations, (ii) contravenes any existing law, judgment, governmental rule, regulation or order applicable to or binding on it, or (iii) contravenes or results in any breach of or constitutes any default under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, corporate charter, bylaw or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected;

      (c) Neither the execution and delivery by it of this Guaranty nor the consummation of any of the transactions on its part contemplated hereby, requires the consent, approval or authorization of, the filing or notice to, or the registration with, the recording or filing of any document with, or the taking of any other action in respect of, any governmental body, except for such of the foregoing as have been obtained, given or done; and

      (d) This Guaranty constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

      This Guaranty is a guaranty of payment, performance and compliance and not of collection and the Guarantor waives any right to require that any action be brought against the Operator or to require that resort be made to any security. This Guaranty will be binding upon the successors and assigns of the Guarantor and will be governed, construed, applied and enforced in accordance with the laws of the State of Kansas (disregarding any conflict of laws rule which might result in the application of the laws of any other jurisdiction), including all matters of construction, validity and performance.

      All notices and other communications given or made pursuant to this Guaranty will be in writing after being sent for next-day delivery by United States Postal Service Express Mail, return receipt requested, or by Federal Express, signature required, to the other person at the following address:

SPRINT PROPRIETARY INFORMATION
EXHIBIT F - Guaranty and Covenant Agreement

        If to Guarantor:

                 Clearwire Corporation
                 10210 NE Points Road, Suite 210
                 Kirkland, WA 98033
                 Attention: Benjamin G. Wolff
                 Facsimile No. (425)828-8061

        With a copy to:

                 Davis Wright Tremaine, LLP
                 2600 Century Square
                 1501 Fourth Avenue
                 Seattle, WA 98101
                 Attention: Julie Weston
                 Facsimile No. (206)628-7699

         If to Sprint:

                 [***]

         With a copy to:

                 [***]

Either party may change the address at which notices are to be given to it by giving notice of such change to the other Party in the manner hereinabove provided for the giving of notices.

                            [SIGNATURE PAGE FOLLOWS]

SPRINT PROPRIETARY INFORMATION
EXHIBIT F - Guaranty and Covenant Agreement

      This Guaranty is executed effective as of the date first above written.

                                           GUARANTOR
                                           CLEARWIRE CORPORATION,
                                           a Delaware corporation

                                           By: _______________________________
                                                 Benjamin G. Wolff
                                                 Executive Vice President,
                                                 Corporate Affairs

SPRINT PROPRIETARY INFORMATION
EXHIBIT F - Guaranty and Covenant Agreement

                                    EXHIBIT G

                               PUT/CALL TERM SHEET

      Upon the determination of the identity of the Put Spectrum or Call Spectrum, as the case may be, the Parties will negotiate and execute a Purchase and Sale Agreement (the "Purchase Agreement") incorporating the concepts and business terms identified in Section 17.2 or 17.3 as applicable, along with customary provisions in similar agreements, including without limitation the following terms and conditions:

1. Representations and Warranties. Operator will make representations and warranties in substantially the form as set forth in Section 9.1 of the Agreement Sprint will make representations and warranties in substantially the form set forth in Section 9.2 of the Agreement, provided, however, that Sprint will not be required to make any representations and warranties with respect to any matters concerning the Primary Leases, Sprint Authorizations, Leased Authorizations, Sprint Spectrum or Leased Spectrum, of which Operator is in a better position to be aware of vis-a-vie Sprint as a result of its administration of the Agreement (i.e. those events or circumstances occurring during the Term).

2. Covenants Pending Closing. Through the date of any Put Closing or Call Closing, as applicable:

      (a) Each Party will use its Efforts to take and cause to be taken all things necessary and proper and consistent with applicable law to consummate the transaction in a reasonably timely manner;

      (b) Each Party will use its Efforts to obtain all necessary consents to the proposed transaction;

      (c) Each Party will provide the other with notice of any fact or circumstance which is reasonably likely to prevent, delay or otherwise impair the consummation of the transaction;

      (d) Each Party will execute and deliver such further documents and take such further actions as are reasonably necessary to consummate the transaction;

      (e) Each Party will continue to perform all applicable obligations under this Agreement.

3. Conditions to Closing.

      (a) Conditions to Closing Applicable to Both Parties. Each Party's obligations to consummate the transaction are subject to the satisfaction or waiver of the following:

SPRINT PROPRIETARY INFORMATION
EXHIBIT G - Put/Call Term Sheet

            (i) The FCC will have approved any assignment applications or assignment notices as contemplated pursuant to Section 17.2 or
                  17.3 as applicable, of this Agreement;

            (ii) There shall be no preliminary or permanent injunction or other order, decree or ruling issued by any governmental authority nor any law promulgated or enacted by any governmental authority which shall be in effect that would impose material limitations on the ability of either party to consummate the transactions.

      (b) Conditions of Closing Applicable to Sprint. Sprint's obligations to consummate the transactions are subject to the Operator delivering to Sprint the Purchase Price and all representations and warranties of Operator given in the Purchase Agreement being true and correct in all material respects as of the applicable closing date.

      (c) Conditions to Closing Applicable to Operator. Operator's obligations to consummate the transactions are subject to the satisfaction or waiver on or prior to the applicable closing date of each of the following:

            (i) The representations and warranties of Sprint will be true and correct in all material respects;

            (ii) Any covenants and/or agreements of Sprint to be performed under the Purchase Agreement at or prior to the applicable closing will have been duly performed in all material respects;

            (iii) Sprint will have executed and delivered to Operator an assignment of the Licensed Authorizations; assignment of the Primary Leases, and a bill of sale for any Sprint Equipment which Operator elects to purchase in a form reasonably acceptable to Operator.

4. Post Closing Covenants. Operator will perform all obligations under each Primary Lease and will indemnify and hold Sprint harmless for any breach of its obligations to do so.

5. Indemnity. The Purchase Agreement will provide for customary indemnity obligations of each Party. The representations and warranties of each Party will survive for a period of one year following the applicable closing date. Operator's obligations to indemnify Sprint for the breach of any obligation under a Primary Lease will survive indefinitely. No party will be allowed or entitled to an award of consequential damages.

SPRINT PROPRIETARY INFORMATION
EXHIBIT G - Put/Call Term Sheet

                                  SCHEDULE R-1
                               SPRINT SUBSIDIARIES

                                      [***]

                                  SCHEDULE R-2
                            MARKETS, PRIMARY LEASES,
                       LICENSES AND LEASED AUTHORIZATIONS

                                      [***]

                                  SCHEDULE R-3
                              SPRINT AUTHORIZATIONS

                                      [***]

                                  SCHEDULE R-4
                                     MARKETS

                                      [***]

                       SCHEDULE 3.2 PRIMARY LEASE CONSENTS

                                      [***]

                                 SCHEDULE 3.2(B)

                             DISPUTED PRIMARY LEASES

[***]   [***]   [***]
[***]   [***]   [***]
[***]   [***]   [***]
[***]   [***]   [***]
[***]   [***]   [***]

                                  SCHEDULE 4.1

                           SPRINT PRIMARY LEASE DUTIES

I.   [***]

Pursuant to that certain Amended and Restated ITFS Lease Agreement dated as of October 24, 2001 (as amended, the [***] Lease Agreement"), by and among the [***] and American Telecasting, Inc., a Sprint Subsidiary, American Telecasting, Inc. leases certain ITFS spectrum rights in the [***] Market Area and the [***] Market Area (both as defined in the [***] Lease Agreement) from the [***] Licensees. Unless otherwise noted, the meaning of all capitalized terms used in this Section I of this Schedule 4.1 but not defined in this Agreement shall be as defined in the [***] Lease Agreement.

Operator intends to sublease and operate the ITFS spectrum leased from the [***] Licensees in the [***] Market Area only. Therefore, through this Agreement, Operator assumes all of Sprint's obligations under the [***] Lease Agreement, except to the extent such obligations relate to the [***] Market Area. Accordingly, Sprint shall be responsible for the obligations under the [***] Lease Agreement as it relates to the [***] Market Area, including the following items pursuant to the [***] Lease Agreement: (i) payment of the Monthly Fee (as defined in the [***] Lease Agreement) but only to the extent attributable to a [***] Channel Group; (ii) maintenance of the Provided Transmission Equipment and other equipment used in the [***] Market Area; (iii) installation of Internet Access Sites in the [***] Market Area; (iv) installation and maintenance of Additional ITFS Receive Sites in the [***] Market Area; (v) transmission of NTSC formatted television signals over the Retained Capacity in the [***] Market Area; and (vi) reimbursement of the [***] Licensee's reimbursable expenses relating to the [***] Market Area.

In interpreting this Agreement with respect to the sublease and market operation of the [***] Market Area, the [***] Lease Agreement will be interpreted broadly such that any provision that could relate to the [***] Market Area alone (including, but not limited to, provisions regarding FCC licenses, modifications, equipment, facilities, and maintenance) shall apply to the Operator.

With respect to the STL Facilities constructed and maintained for the [***] Licensees by American Telecasting, Inc. to operate a point-to-point microwave link system described in Section 4.3 of the [***] Lease Agreement, Operator and Sprint will negotiate in good faith to enter into an agreement pursuant to which Sprint and Operator will jointly undertake the obligation to maintain the STL Facilities as required under Section 4.3 of the [***] Lease Agreement. Until such agreement is executed by the parties Sprint will continue to maintain the STL Facilities as required under Section 4.3 of the [***] Lease Agreement. It is the intent of the Parties to execute such an agreement on or prior to the date on which the [***] Market becomes a Closed Market.

                                 SCHEDULE 4.3(B)
                           SPRINT LEASES--NON FLEX USE
                       LICENSES AND LEASED AUTHORIZATIONS

[***]   [***]   [***]
[***]   [***]   [***]
[***]   [***]   [***]
[***]   [***]   [***]
[***]   [***]   [***]

                                 SCHEDULE 5.1(B)

                            SPECTRUM MANAGEMENT FEES

     Operator will pay Sprint for the spectrum management services referenced in
Section 5.1(b) at the rate of [***] per each hour of time that any Sprint employee spends in delivering such spectrum management services. All time will be billed in quarter hour increments.

                                 SCHEDULE 5.2(B)

                   SPRINT MANAGEMENT FEES FOR LEASED SPECTRUM

     Operator will pay Sprint for the spectrum management services referenced in
Section 5.2(b) at the rate of [***] per each hour of time that any Sprint employee spends in delivering such spectrum management services for leased spectrum. All time will be billed in quarter hour increments.

                                  SCHEDULE 5.5

                      EXISTING OPERATOR CONTROLLED SPECTRUM

    The following are markets/channels which Operator is licensed to operate:

Article I MARKET   Article II CALL SIGN & CHANNELS
----------------   -------------------------------
      [***]                     [***]

                                  SCHEDULE 6.3

                             MARKET CLOSING PAYMENTS

     Upon the Closing of each of the Markets set forth below, Operator will make to Sprint the corresponding Market Closing Payment:

[***]   [***]
[***]   [***]
[***]   [***]
[***]   [***]
[***]   [***]

[***]   [***]
[***]   [***]
[***]   [***]
[***]   [***]
[***]   [***]

                                  SCHEDULE 6.4

                              MONTHLY FEE BY MARKET

     Upon the Closing of each of the Markets set forth below, the Monthly Fee allocable to such Market will be the corresponding amounts set forth below:

[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]

[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]
[***]   [***]   [***]   [***]   [***]

                                  SCHEDULE 6.9

                             SPECTRUM OPPORTUNITIES

                                      [***]

                                 SCHEDULE 7.1(A)

                          SPRINT TRANSMISSION EQUIPMENT

                         (SEE INDIVIDUAL MARKET SHEETS)

                            [***] Equipment Inventory

Type                      Sub-Type            Manufacturer       Model or Spec        Serial #       Quan.      Facility     Channel
----                 ------------------   -------------------   ---------------   ----------------   -----   -------------   -------
[***]tenna
(transmit)           directional - omni   Andrew                HMD12VX           N/A                    1   Transmit Site   active
Coax                 120'                 Andrew                HJ7-50A           N/A                        Transmit Site
Coax                 130"                 Andrew                HJ7-50A           N/A                        Transmit Site
Combiner             A-group combiner     Microwave Filter Co   119545-A          9604018                1   Transmit Site
Combiner             B-group combiner     Microwave Filter Co   119545-B          9512029                1   Transmit Site
Combiner             C-group combiner     Microwave Filter Co   119545-C          9512030                1   Transmit Site
Combiner             D-group combiner     Microwave Filter Co   119545-D          9512031                1   Transmit Site
Combiner             F-group combiner     Microwave Filter Co   119545-F          9512032                1   Transmit Site
Combiner             G-group combiner     Microwave Filter Co   119545-G          9512033                1   Transmit Site
Combiner             H-group combiner     Microwave Filter Co   119545-H          9602005                1   Transmit Site
Combiner             mds2                 Microwave Filter Co   11951-mds         9605011                1   Transmit Site   [***]
transmitter          20 watt              EMCEE                 TTSOHS            144                    1                   [***]
transmitter          20 watt              EMCEE                 TTS20HSX          145                    1                   [***]
transmitter          20 watt              EMCEE                 TTOHS             146                    1                   [***]
transmitter          20 watt              EMCEE                 TTOHS             147                    1                   [***]
transmitter          20 watt              EMCEE                 TTS20HS           743                    1                   [***]
transmitter          20 watt              EMCEE                 TTS20HS           744                    1                   [***]
transmitter          20 watt              EMCEE                 TTS20HS           745                    1                   [***]
transmitter          20 watt              EMCEE                 TTS20HS           746                    1                   [***]
transmitter          20 watt              EMCEE                 TTS20HSX          126                    1                   [***]
transmitter          20 watt              EMCEE                 TTS20HSX          127                    1                   [***]
transmitter          20 watt              EMCEE                 TTS20HSX          128                    1                   [***]
transmitter          20 watt              EMCEE                 TTS20HSX          129                    1                   [***]
transmitter          20 watt              EMCEE                 TTS20HS           552                    1                   [***]
transmitter          20 watt              EMCEE                 TTS20HS           475                    1                   [***]
transmitter                               EMCEE                 DIGACOM           200FB                  1                   [***]
transmitter          20 watt              EMCEE                 TTH20HS           553                    1                   [***]
transmitter          20 watt              EMCEE                 TTH20HSX          134                    1                   [***]
transmitter          20 watt              EMCEE                 TTS20HSX          135                    1                   [***]
transmitter          20 watt              EMCEE                 TTS20HSX          136                    1                   [***]
transmitter          20 watt              EMCEE                 TTS20HSX          137                    1                   [***]
transmitter          20 watt              EMCEE                 TTS20HSX          130                    1                   [***]
transmitter          20 watt              EMCEE                 TTS20HSX          131                    1                   [***]
transmitter          20 watt              EMCEE                 TTS20HSX          132                    1                   [***]
transmitter          20 watt              EMCEE                 TTS20HSX          126                    1                   [***]
transmitter                               EMCEE                 DIGACOM           113                    1                   [***]
power amp                                 EMCEE                                   501                    1                   [***]
up converter                              EMCEE                                   501                    1                   [***]
transmitter          20 watt              EMCEE                 TTS20EB           149EB                  1                   [***]
transmitter          20 watt              EMCEE                 TTS20HSX          141                    1
transmitter          20 watt              EMCEE                 TTS20HSX          142                    1
transmitter          20 watt              EMCEE                 TTS20HSX          143                    1
transmitter          20 watt              EMCEE                 TTS20HSX                                 1
Modulator                                 EMCEE                 EMI               5160216                1   Transmit Site
Modulator                                 EMCEE                 EMI               7660341                1   Transmit Site
Modulator                                 EMCEE                 EMI               5160236                1   Transmit Site
Modulator                                 EMCEE                 EMI               5160246                1   Transmit Site
Modulator                                 EMCEE                 EMI               5160239                1   Transmit Site
Modulator                                 EMCEE                 EMI               7660342                1   Transmit Site
Modulator                                 EMCEE                 EMI               6760294                1   Transmit Site
Modulator                                 EMCEE                 EMI               6760293                1   Transmit Site
Modulator                                 EMCEE                 EMI               7660321                1   Transmit Site
Modulator                                 EMCEE                 EMI               5160242                1   Transmit Site
Modulator                                 EMCEE                 EMI               5160241                1   Transmit Site
Modulator                                 EMCEE                 EMI               6760260                1   Transmit Site
Modulator                                 EMCEE                 EMI               3460143                1   Transmit Site
Modulator                                 EMCEE                 EMI               8950280                1   Transmit Site
Modulator                                 EMCEE                 EMI               5160226                1   Transmit Site
Modulator                                 EMCEE                 EMI               5160225                1   Transmit Site
Modulator                                 EMCEE                 EMI               7660319                i   Transmit Site
Modulator                                 EMCEE                 EMI               5160215                1   Transmit Site
Modulator                                 EMCEE                 EMI               5160228                1   Transmit Site
Modulator                                 EMCEE                 EMI               5160227                1   Transmit Site
Modulator                                 EMCEE                 EMI               6760270                1   Transmit Site
Modulator                                 EMCEE                 EMI               3460144                1   Transmit Site
Modulator                                 EMCEE                 EMI               6760269                1   Transmit Site
Modulator                                 EMCEE                 EMI               6760259                1   Transmit Site
Modulator                                 EMCEE                 EMI               5160235                1   Transmit Site
Modulator                                 EMCEE                 EMI               5160245                1   Transmit Site

                            [***] Equipment Inventory

Type                      Sub-Type            Manufacturer       Model or Spec        Serial #       Quan.      Facility     Channel
----                 ------------------   -------------------   ---------------   ----------------   -----   -------------   -------
Demodulator                               Cadco                 375               C2475                  1   Transmit Site
Demodulator                               Cadco                 375               C2473                  1   Transmit Site
Demodulator                               Cadco                 375               C2471                  1   Transmit Site
Demodulator                               Cadco                 375               D3076                  1   Transmit Site    [***]
receiver                                  EMCEE                 RSVA2             141                    1                    [***]
receiver                                  EMCEE                 RSVA2             135                    1                    [***]
receiver                                  EMCEE                 RSVA2                                    1                    [***]
receiver                                  EMCEE                 RSVA2                                    1                    [***]
receiver                                  EMCEE                 RSVA2             144                    1                    [***]
receiver                                  EMCEE                 RSVA2             134                    1                    [***]
receiver                                  EMCEE                 RSVA2             136                    1                    [***]
receiver                                  EMCEE                 RSVA2             204R                   1                    [***]
receiver                                  EMCEE                 RSVA2             1654                   1                    [***]
receiver                                  EMCEE                 RSVA2             130                    1                    [***]
receiver                                  EMCEE                 RSVA2             132                    1                    [***]
receiver                                  EMCEE                 RSVA2             127                    1                    [***]
receiver                                  EMCEE                 RSVA2             164R                   1                    [***]
receiver                                  EMCEE                 RSVA2             1594                   1                    [***]
receiver                                  EMCEE                 RSVA2             133                    1                    [***]
receiver                                  EMCEE                 RSVA2             161R                   1                    [***]
receiver                                  EMCEE                 RSVA2             143                    1                    [***]
receiver                                  EMCEE                 RSVA2             166R                   1                    [***]
receiver                                  EMCEE                 RSVA2             160R                   1                    [***]
receiver                                  EMCEE                 RSVA2             1629                   1                    [***]
receiver                                  EMCEE                 RSVA2             137                    1                    [***]
receiver                                  EMCEE                 RSVA2             131                    1                    [***]
receiver                                  EMCEE                 RSVA2             128                    1                    [***]
receiver                                  EMCEE                 RSVA2             126                    1                    [***]
Combiner                                  RF CUSTOM
                                          Communications        18 flGHz)         N/A                    2   Transmit Site    [***]
Demodulator                               G.I.                  5890D                                    1   Transmit Site    [***]
Demodulator          AGILE                CATEL                 D-950                                    1   Transmit Site    [***]
Modulator                                 S.A.                  6340                                     1   Transmit Site    [***]
Demodulator          AGILE                CATEL                 D-950                                    1   Transmit Site    [***]
Demodulator                               G.I.                                                           1   Transmit Site    [***]
Modulator                                 S.A.                  6340                                     1   Transmit Site
Demodulator                               G.I.                                                           1   Transmit Site
Modulator                                 S.A.                  6340                                     1   Transmit Site
Modulator                                 S.A.                  6340                                     1   Transmit Site
Demodulator          AGILE                CATEL                 D-950                                    1   Transmit Site
Modulator                                 S.A.                  6340                                     1   Transmit Site
Demodulator                               G.I.                                                           1   Transmit Site
Modulator                                 S.A.                  6340                                     1   Transmit Site
Demodulator                               G.I.                                                           1   Transmit Site
Modulator                                 S.A.                  6340                                     1   Transmit Site
Modulator                                 EMCEE                 EMI               7660344                1   Transmit Site
Dehydrator                                Andrew                MT-3100                                  1   Transmit Site
Rack                 72"                  N/A.                  N/A               N/A                    7   Transmit Site
Alarm System                              Phonetics             1104                                     1   Transmit Site
Generator            60 KW                Olympian              CG070             2025111                1   Transmit Site
A/C                                       Bard                  WA602-AOZEPXXXS   153A960975342-02       2   Transmit Site

                            [***] Equipment Inventory

Type          Sub-Type   Manufacturer    Model or Spec            Serial #           Quan.         Facility   Channel
----          --------   -------------   -------------   -------------------------   -----         --------   -------
Transmit      Omni       Andrews         HMD12HO         N/A                           1     N/A   Headend    All
Hardline      470'       ANDREW          1 5/8"          N/A                           1     N/A   Headend    N/A
Combiner      A          Axcera(ITS-AD   ITS-68SE        N/A                           1     N/A   Headend    [***]
Combiner      B          Axcera(ITS-AD   ITS-685E        N/A                           1     N/A   Headend    [***]
Combiner      F          Axcera(ITS-AD   ITS-685E        N/A                           1     N/A   Headend    [***]
Combiner      G          Axcera(ITS-AD   ITS-685E        N/A                           1     N/A   Headend    [***]
Transmitter   50watts    ITS (AXCERA)    ADC-5724        210831903                     1     N/A   Headend    [***]
Transmitter   50watts    ITS (AXCERA)    ADC-5724        210831902                     1     N/A   Headend    [***]
Transmitter   50watts    ITS (AXCERA)    ADC-5724        210831901                     1     N/A   Headend    [***]
Transmitter   50watts    ITS (AXCERA)    ADC-5724        210831900                     1     N/A   Headend    [***]
Transmitter   50watts    ITS (AXCERA)    ADC-5724        210831899                     1     N/A   Headend    [***]
Transmitter   50watts    ITS (AXCERA)    ADC-5724        215900914                     1     N/A   Headend    [***]
Transmitter   50watts    ITS (AXCERA)    ADC-5724        210831897                     1     N/A   Headend    [***]
Transmitter   50watts    ITS (AXCERA)    ADC-5724        210831896                     1     N/A   Headend    [***]
Transmitter   50watts    ITS (AXCERA)    ADC-5724        210831888                     1     N/A   Headend    [***]
Transmitter   50watts    ITS (AXCERA)    ADC-5724        210831889                     1     N/A   Headend    [***]
Transmitter   50watts    ITS (AXCERA)    ADC-5724        210831890                     1     N/A   Headend    [***]
Transmitter   50watts    ITS (AXCERA)    ADC-5724        210831891                     1     N/A   Headend    [***]
Transmitter   50watts    ITS (AXCERA)    ADC-5724        210831892                     1     N/A   Headend    [***]
Transmitter   50watts    ITS (AXCERA)    ADC-5724        210831893                     1     N/A   Headend    [***]
Transmitter   50watts    ITS (AXCERA)    ADC-5724        210831894                     1     N/A   Headend    [***]
Transmitter   50watts    ITS (AXCERA)    ADC-5724        210831895                     1     N/A   Headend    [***]
Transmitter   50watts    Comwave         SB4x10          S3015                         1     N/A   Headend    [***]
Transmitter   50watts    Comwave         SB4x10          S3015                         1     N/A   Headend    [***]
Transmitter   50watts    Comwave         SB4x10          S3015                         1     N/A   Headend    [***]
Transmitter   50watts    Comwave         SB4x10          S3015                         1     N/A   Headend    [***]
Transmitter   50watts    ITS (AXCERA)    ADC-5724        210831886                     1     N/A   Headend    [***]
Transmitter   50watts    ITS (AXCERA)    ADC-5724        215900913                     1     N/A   Headend    [***]
Transmitter   50watts    ITS (AXCERA)    ADC-5724        210837387                     1     N/A   Headend    [***]
Transmitter   50watts    ITS (AXCERA)    ADC-5724        210837386                     1     N/A   Headend    [***]
Receiver                 Dish            1000            R0023531529/S000483470203     1     N/A   Headend    [***]
Racks         72"        unknow          21" wide        N/A                           4     N/A   Headend    [***]
A/C           10         Wall            Site Owned      Unknown                       3     N/A   Headend    [***]

                            [***] Equipment Inventory

Type             Sub-Type          Manufacturer       Model or Spec    Serial #   Quan.         Facility   Channel
----           ------------    --------------------   --------------   --------   -----         --------   -------
Antenna (Tra   Directional -   Andrew                 HMD 24HC         N/A          1     N/A   Headend
Antenna (Tra   Directional -   Andrew                 HMD 24HC         N/A          1     N/A   Headend
Antenna (Tra   Directional -   Bogner                                  N/A          1     N/A   Headend
Waveguide      90'             Andrew                 HJ7-50A          N/A          1     N/A   Headend
Waveguide      85'             Andrew                 HJ7-50A          N/A          1     N/A   Headend
Waveguide      60'             Andrew                 HJ7-50A          N/A          1     N/A   Headend
Heliax         10'                                    7/8" Foam        N/A          1     N/A   Headend
Heliax         12'                                    7/8" Foam        N/A          1     N/A   Headend
Heliax         12'                                    1/2" Superflex   N/A          1     N/A   Headend    [***]
Combiner                       Axcer(ITS)             1694             8102056      1     N/A   Headend    [***]
Combiner                       Microwave Filter Co.   9004S            9162012      1     N/A   Headend    [***]
Combiner                       Microwave Filter Co.   9004S            N/A          1     N/A   Headend    [***]
Combiner                       Axcer(lTS)             1694             8103056      1     N/A   Headend    [***]
Combiner                       Microwave Filter Co.   9004S            9409021      1     N/A   Headend    [***]
Combiner                       Microwave Filter Co.   9004S            N/A          1     N/A   Headend    [***]
Combiner                       Microwave Filter Co.   9004S            N/A          1     N/A   Headend    [***]
Combiner                       Axcer(ITS)             1693D            3761101      1     N/A   Headend    [***]
Diplexer                       Axcera(ITS-ADC)        658E             8097056      1     N/A   Headend    [***]
Diplexer                       Axcera(ITS-ADC)        658E             8098056      1     N/A   Headend    [***]
Diplexer                       Axcera(ITS-ADC)        658E             8099056      1     N/A   Headend    [***]
Diplexer                       Axcera(ITS-ADC)        658E             8100056      1     N/A   Headend    [***]
Diplexer                       Axcera(ITS-ADC)        658E             M0048033     1     N/A   Headend    [***]
Diplexer                       Axcera(ITS-ADC)        658E             8101056      1     N/A   Headend    [***]
Diplexer                       Axcera(ITS-ADC)        658E             8104956      1     N/A   Headend    [***]
Diplexer                       Axcera(ITS-ADC)        658E             81050056     1     N/A   Headend    [***]
Diplexer                       Axcera(ITS-ADC)        658E             3795101      1     N/A   Headend    [***]
Diplexer                       Axcera(ITS-ADC)        658E             M0518093     1     N/A   Headend    [***]
Diplexer                       Axcera(ITS-ADC)        658E             M0519093     1     N/A   Headend    [***]
Transmitter    50 Watt Exc     Comwave                SB050B           S4763        1     N/A   Headend    [***]
Transmitter    50 Watt Exc     ITS (AXCERA)           1750C            8092056      1     N/A   Headend    [***]
Transmitter    50 Watt Exc     ITS (AXCERA)           1750C            8093056      1     N/A   Headend    [***]
Transmitter    50 Watt Exc     ITS (AXCERA)           1750C            8094056      1     N/A   Headend    [***]
Transmitter    50 Watt Exc     ITS (AXCERA)           1750C            8095056      1     N/A   Headend    [***]
Transmitter    50 Watt Exc     Comwave                SB050B           11714        1     N/A   Headend    [***]
Transmitter    50 Watt Exc     Comwave                SB050B           11715        1     N/A   Headend    [***]
Transmitter    50 Watt Exc     Comwave                SB050B           11716        1     N/A   Headend    [***]
Transmitter    50 Watt Exc     Comwave                SB050B           11717        1     N/A   Headend    [***]
Transmitter    50 Watt Exc     Comwave                SB050B           S4739        1     N/A   Headend    [***]
Transmitter    50 Watt Exc     Comwave                SB050B           S4740        1     N/A   Headend    [***]
Transmitter    50 Watt Exc     Comwave                SB050B           S4741        1     N/A   Headend    [***]
Transmitter    50 Watt Exc     Comwave                SB050B           S4742        1     N/A   Headend    [***]
Transmitter    50 Watt Exc     ITS (AXCERA)           1615E            M0037033     1     N/A   Headend    [***]
Transmitter    50 Watt Exc     ITS (AXCERA)           1750C            8096056      1     N/A   Headend    [***]
Transmitter    50 Watt Exc     ITS (AXCERA)           1615E            M0038033     1     N/A   Headend    [***]
Transmitter    50 Watt Exc     ITS (AXCERA)           1615E            M0039033     1     N/A   Headend    [***]
Transmitter    50 Watt Exc     Comwave                SB050B           10172        1     N/A   Headend    [***]
Transmitter    50 Watt Exc     Comwave                SB050B           10173        1     N/A   Headend    [***]
Transmitter    50 Watt Exc     Comwave                SB050B           10174        1     N/A   Headend    [***]
Transmitter    50 Watt Exc     Comwave                SB050B           10178        1     N/A   Headend    [***]
Transmitter    50 Watt Exc     Comwave                SB050B           10175        1     N/A   Headend    [***]
Transmitter    50 Watt Exc     Comwave                SB050B           10176        1     N/A   Headend    [***]
Transmitter    50 Watt Exc     Comwave                SB050B           10177        1     N/A   Headend    [***]
Transmitter    50 Watt Exc     Comwave                SB050B           10179        1     N/A   Headend    [***]
Transmitter    50 Watt Exc     Comwave                SB050B           S4743        1     N/A   Headend    [***]
Transmitter    50 Watt Exc     Comwave                SB050B           S4744        1     N/A   Headend    [***]
Transmitter    50 Watt Exc     Comwave                SB050B           S4745        1     N/A   Headend    [***]
Transmitter    50 Watt Exc     Comwave                SB050B           S4746        1     N/A   Headend    [***]
Transmitter    50 Watt Exc     Emcee                  TTS10EB          502EBA       1     N/A   Headend    [***]
Transmitter    50 Watt Exc     ITS (AXCERA)           1610E            M0516093     1     N/A   Headend    [***]
Transmitter    50 Watt Exc     ITS (AXCERA)           1610E            M0517093     1     N/A   Headend    [***]
Transmitter    50 Watt Up      Emcee                  TTS50EB          502EBA       1     N/A   Headend    [***]
Transmitter    50 Watt Up      ITS (AXCERA)           1658E            9155096      1     N/A   Headend    [***]
Transmitter    50 Watt Up      ITS (AXCERA)           1658E            9156096      1     N/A   Headend    [***]

                            [***] Equipment Inventory

Type            Sub-Type    Manufacturer   Model or Spec    Serial #   Quan.          Facility   Channel
----           ----------   ------------   -------------    --------   -----          --------   -------
Refemce Tray                Comwave                        S4764         1     N/A
IF Modulator   A/V Output   Comwave        TVM 102         11715         1     N/A    Headend    [***]
IF Modulator   A/V Output   Comwave        TVM 102         11714         1     N/A    Headend    [***]
IF Modulator   A/V Output   Comwave        TVM 102         11717         1     N/A    Headend    [***]
IF Modulator   A/V Output   Comwave        TVM 102         11716         1     N/A    Headend    [***]
IF Modulator   A/V Output   Comwave        TVM 102         2078          1     N/A    Headend    [***]
IF Modulator   A/V Output   Comwave        TVM 102         S4739         1     N/A    Headend    [***]
IF Modulator   A/V Output   Comwave        TVM 102         S4740         1     N/A    Headend    [***]
IF Modulator   A/V Output   Comwave        TVM 102         S4741         1     N/A    Headend    [***]
IF Modulator   A/V Output   Comwave        TVM 102         S4742         1     N/A    Headend    [***]
IF Modulator   A/V Output   Comwave        TVM 102         10172         1     N/A    Headend    [***]
IF Modulator   A/V Output   Comwave        TVM 102         10173         1     N/A    Headend    [***]
IF Modulator   A/V Output   Comwave        TVM 102         10174         1     N/A    Headend    [***]
IF Modulator   A/V Output   Comwave        TVM 102         10178         1     N/A    Headend    [***]
IF Modulator   A/V Output   Comwave        TVM 102         10175         1     N/A    Headend    [***]
IF Modulator   A/V Output   Comwave        TVM 102         10176         1     N/A    Headend    [***]
IF Modulator   A/V Output   Comwave        TVM 102         10177         1     N/A    Headend    [***]
IF Modulator   A/V Output   Comwave        TVM 102         10179         1     N/A    Headend    [***]
IF Modulator   A/V Output   Comwave        TVM 102         10146         1     N/A    Headend    [***]
IF Modulator   A/V Output   Comwave        TVM 102         10144         1     N/A    Headend    [***]
IF Modulator   A/V Output   Comwave        TVM 102         10145         1     N/A    Headend    [***]
IF Modulator   A/V Output   Comwave        TVM 102         10143         1     N/A    Headend    [***]
IF Modulator   A/V Output   EMCEE          EM1                           1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             60845         1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             18940         1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             8300          1     N/A    Headend    [***]
Demodulator    CATV         Holland        HMD                           1     N/A    Headend    [***]
Demodulator    CATV         Holland        HMD                           1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             39737         1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             8294          1     N/A    Headend    [***]
Demodulator    CATV         Holland        HMD                           1     N/A    Headend    [***]
Demodulator    CATV         Holland        HMD                           1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             31755         1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             3660          1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             12650         1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             3780          1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             60825         1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1                           1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             60816         1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             22935         1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             3746          1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             8469          1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             8201          1     N/A    Headend    [***]
Demodulator    CATV         Gl             S890D           4034103       1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             39762         1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             5143          1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             10938         1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             3839          1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             31687         1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             22932         1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             22933         1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             39804         1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             32926         1     N/A    Headend    [***]
Demodulator    CATV         BT             AD1             8298          1     N/A    Headend    [***]
Dehydrator                  Andrew         MT 300          9303MT32      1     N/A    Headend    [***]
Rack           72"          ITS            N/A             N/A           8     N/A    Headend    [***]
Rack           96"          N/A            N/A             N/A           2     N/A    Headend    [***]
Modulator      CATV         Standard       TVM 450         56U540159     1     N/A    Headend    [***]
Modulator      CATV         Standard       TVM 450         43U430083     1     N/A    Headend    [***]
Antenna (ST    6'                                          N/A           1     N/A    Headend    [***]

                            [***] Equipment Inventory

Type                        Sub-Type            Manufacturer       Model or Spec      Serial #      Quan.   Facility   Channel
----                  -------------------   --------------------   -------------   --------------   -----   --------   -------
Antenna (Transmit)                          Andrew                 HMD16VC-W       N/A                2     Headend    [***]
Antenna (Transmit)    MDS2A-Data            Andrew                 HMD16VC-WNQ     N/A                1     Headend    [***]
Antenna (Transmit)    MDS1                  Andrew                 HMD16VC-WNQ     N/A                1     Headend    [***]
Waveguide             40'                   ANDREW                 EW-20           N/A                1     Headend    [***]
Waveguide             40'                   ANDREW                 EW-20           N/A                1     Headend    [***]
Transition Jumpers    10'                   ANDREW                 7/8"            N/A                4     Headend    [***]
Connectors            EW20 to EIA 7/8"      Andrew                 E20NB-014       N/A                4     Headend    [***]
Combiner              A-Group Combiner      ITS                    1694-D          M0250063                 Headend    [***]
Combiner              B-Group Combiner      ITS                    1694-D          6039075                  Headend    [***]
Combiner              C-Group Combiner      ITS                    1694-D          M0362073                 Headend    [***]
Combiner              D-Group Combiner      ITS                    1694-D          6040075                  Headend    [***]
Combiner              E-Group Combiner      ITS                    1694-D          3622071                  Headend    [***]
Combiner              F-Group Combiner      ITS                    1694-D          3632071                  Headend    [***]
Combiner              G-Group Combiner      ITS                    1694-D          M0365073                 Headend    [***]
Combiner              H-Group Combiner      ITS                    1694-D          3597071                  Headend    [***]
Diplexer              MDS1 Diplexer         ITS                                    6830036                  Headend    [***]
Diplexer              A-1 Diplexer          rrs                                    M02476063                Headend    [***]
Diplexer              A-2 Diplexer          ITS                                    M0247063                 Headend    [***]
Diplexer              A-3 Diplexer          ITS                                    M0248063                 Headend    [***]
Diplexer              A-4 Diplexer          ITS                                    M0249063                 Headend    [***]
Diplexer              B-1 Diplexer          ITS                                    6041075                  Headend    [***]
Diplexer              B-2 Diplexer          ITS                                    6042075                  Headend    [***]
Diplexer              C-1 Diplexer          ITS                                    M0363073                 Headend    [***]
Diplexer              C-2 Diplexer          ITS                                    M0370073                 Headend    [***]
Diplexer              C-3 Diplexer          ITS                                    M0321073                 Headend    [***]
Diplexer              C-4 Diplexer          ITS                                    M0372073           1     Headend    [***]
Diplexer              D-1 Diplexer          ITS                                    6045075            1     Headend    [***]
Diplexer              D-2 Diplexer          ITS                                    6046075            1     Headend    [***]
Diplexer              D-3 Diplexer          ITS                                    6047075            1     Headend    [***]
Diplexer              D-4 Diplexer          ITS                                    6048075            1     Headend    [***]
Diplexer              E-1 Diplexer          ITS                                    3830091            1     Headend    [***]
Diplexer              E-2 Diplexer          ITS                                    3831091            1     Headend    [***]
Diplexer              E-3 Diplexer          rrs                                    3832091            1     Headend    [***]
Diplexer              E-4 Diplexer          ITS                                    3833091            1     Headend    [***]
Diplexer              F-1 Diplexer          rrs                                    3630071            1     Headend    [***]
Diplexer              F-2 Diplexer          ITS                                    3631071            1     Headend    [***]
Diplexer              F-3 Diplexer          ITS                                    3633071            1     Headend    [***]
Diplexer              F-4 Diplexer          ITS                                    3634071            1     Headend    [***]
Diplexer              G-1 Diplexer          ITS                                    M0364073           1     Headend    [***]
Diplexer              G-2 Diplexer          ITS                                    N0373073           1     Headend    [***]
Diplexer              G-3 Diplexer          ITS                                    M0374073           1     Headend    [***]
Diplexer              G-4 Diplexer          ITS                                    N0375073           1     Headend    [***]
Diplexer              H-1 Diplexer          ITS                                    3595071            1     Headend    [***]
Diplexer              H-2 Diplexer          ITS                                    3596071            1     Headend    [***]
Diplexer              H-3 Diplexer          ITS                                    3655071            1     Headend    [***]
Transmitter           20 Watt               ITS                    1510E                              1     Headend    [***]
Transmitter           20 Watt               rrs                    1610E           M0243063A2         1     Headend    [***]
Transmitter           20 Watt               ITS                    1610E           M0244063A3         1     Headend    [***]
Transmitter           20 Watt               ITS                    1610E           M0245063A4         1     Headend    [***]
Transmitter           20 Watt               ITS                    1720A           6035075B1          1     Headend    [***]
Transmitter           20 Watt               ITS                    1720A           6036075B2          1     Headend    [***]
Transmitter           20 Watt               ITS                    1610E           M0354073C1         1     Headend    [***]
Transmitter           20 Watt               ITS                    1610E           M0355073C2         1     Headend    [***]
Transmitter           20 Watt               ITS                    1610E           M0356073C3         1     Headend    [***]
Transmitter           20 Watt               ITS                    1610E           M0357073C4         1     Headend    [***]
Transmitter           50 Watt Agile         ITS                    1750C           6049075            1     Headend    [***]
Transmitter           20 Watt               ITS                    1750C           B944086D2          1     Headend    [***]
Transmitter           20 Watt               ITS                    1720A           6037075D3          1     Headend    [***]
Transmitter           20 Watt               ITS                    1720A           6038075D4          1     Headend    [***]
Transmitter           20 Watt               ITS                    1610E           3618071 E1         1     Headend    [***]
Transmitter           20 Watt               ITS                    1610E           3619071 E2         1     Headend    [***]
Transmitter           20 Watt               ITS                    1610E           3620071 E3         1     Headend    [***]
Transmitter           20 Watt               ITS                    1610E           3621071 E4         1     Headend    [***]
Transmitter           20 Watt               ITS                    1750A           3628071F1          1     Headend    [***]
Transmitter           20 Watt               ITS                    1610E           N2764025F2         1     Headend    [***]
Transmitter           20 Watt               ITS                    1610E           3609071F3          1     Headend    [***]
Transmitter           20 Watt               ITS                    1610E           M2765025F4         1     Headend    [***]
Transmitter           20 Watt               ITS                    1610E           M0358073G1         1     Headend    [***]
Transmitter           20 Watt               ITS                    1610E           M0359073G2         1     Headend    [***]
Transmitter           20 Watt               ITS                    161OE           M0360075G3         1     Headend    [***]
Transmitter           20 Watt               ITS                    1610E           M0361073G4         1     Headend    [***]
Transmitter           20 Watt               ITS                    1610E           3593071H1          1     Headend    [***]
Transmitter           20 Watt               ITS                    161OE           35994071H2         1     Headend    [***]
Transmitter           20 Watt               ITS                    1610E           3613071H3          1     Headend    [***]
Transmitter           10 Watt               ITS                    1510E           M1639064           1     Headend    [***]
Exciter               5 Watt                ITS                    7525            212366984          1     Headend    [***]
Amplifler             25 Watt Average       ITS                    1586-1004       212316976          1     Headend    [***]
CMD                   CMD 2000 Downstrea    Hybrid                 7520P9-34H      F-2955500011       1     Headend    [***]
Modulator             Baseband to IF        HYBRID                 HEM-2204B       N/A                1     Headend    [***]
De-Modulator          Agile                 General Instruments                    06C0000150166      1     Headend    [***]
De-Modulator          Agile                 General Instruments                    0810000128166      1     Headend    [***]
De-Modulator          Ante                  General Instruments                    0810000119166      1     Headend    [***]
De-Modulator          Agile                 General Instruments                    0810000106166      1     Headend    [***]
De-Modulator          Agile                 General Instruments                    0810000116166      1     Headend    [***]
De-Modulator          Agile                 Genera] Instruments                    0810000173166      1     Headend    [***]
De-Modulator          Agile                 General Instruments                    0810000190166      1     Headend    [***]
Da-Modulator          Agile                 General Instruments                    0810000110166      1     Headend    [***]
De-Modulator          Agile                 General Instruments                    0810000104166      1     Headend    [***]
De-Modulator          Agile                 General Instruments                    0810000141168      1     Headend    [***]
De-Modulator          Agile                 General Instruments                    0810000101166      1     Headend    [***]
De-Modulator          Agile                 General Instruments                    0810000171166      1     Headend    [***]
De-Modulator          Agile                 General Instruments                    0810000118166      1     Headend    [***]

                            [***] Equipment Inventory

Type                  Sub-Type           Manufacturer        Model or Spec       Serial #       Quan.   Facility   Channel
----              ----------------   --------------------   ---------------   --------------   ------   --------   -------
De-Modulator      Agile              General Instruments                      0810000150166       1     Headend    [***]
De-Modulator      Agile              General Instruments                      0810000133166       1     Headend    [***]
De-Modulator      Agile              General instruments                      0810000135166       1     Headend    [***]
De-Modulator      Agile              General Instruments                      0810000175166       1     Headend    [***]
De-Modulator      Agile              General Instruments                      0810000142166       1     Headend    [***]
De-Modulator      Agile              General Instruments                      0810000167166       1     Headend    [***]
De-Modulator      Agile              General Instruments                      0810000113166       1     Headend    [***]
De-Modulator      Agile              General Instruments                      0810000183166       1     Headend    [***]
De-Modulator      Agile              General Instruments                      0810000195166       1     Headend    [***]
De-Modulator      Agile              General Instruments                      0810000176166       1     Headend    [***]
De-Modulator      Agile              General Instruments                      0810000162166       1     Headend    [***]
De-Modulator      Agile              General Instruments                      0810000172166       1     Headend    [***]
De-Modulator      Agile              General Instruments                      0810000185166       1     Headend    [***]
De-Modulator      Agile              General Instruments                      00810000111166      1     Headend    [***]
De-Modulator      Agile              General Instruments                      00810000189166      1     Headend    [***]
De-Modulator      Agile              General Instruments                      0810000149166       1     Headend    [***]
Outdoor RF Head
   (receive)      18.142-18.580GHZ      CHANNEL MASTER      6633-18           C3339980001         2     Headend    [***]
Indoor baseband
   unit
   (receive)      23.275GHZ MA23VX           MRC            845270-2          509VXSA555          1     Headend    [***]
Indoor baseband
   unit
   (receive)      23.475GHZ MA23VX           MRC            845270-3          509VXSA556          1     Headend    [***]
Outdoor RF Head
   (receive)      23.275GHZ MA23VX           MRC            845379-2          509VXSA555          1     Headend    [***]
Outdoor RF Head
   (receive)      23.475GHZ MA23VX           MRC            845379-3          509VXSA55G          1     Headend    [***]
Antenna
   (Receive-
   Data)          4ft. 18GHZ                 MRC                              N/A                 1     Headend    [***]
Antenna
   (Receive-
   AML)           6ft. 18GHZ-AML            Andrew                            N/A                 1     Headend    [***]
Antenna
   (Receive-
   ITFS)          6ft. 23GHZ               Gabriel                            N/A                 1     Headend    [***]
Rack              72"                        ADC            N/A               N/A                 1     Headend    [***]
Rack              72"                        ADC            N/A               N/A                 1     Headend    [***]
Rack              72"                        ADC            N/A               N/A                 1     Headend    [***]
Rack              72"                        ADC            N/A               N/A                 1     Headend    [***]
Rack              72"                        ADC            N/A               N/A                 1     Headend    [***]
Rack              72"                        ADC            N/A               N/A                 1     Headend    [***]
Rack              72"                        ADC            N/A               N/A                 1     Headend    [***]
Reck              72"                        ADC            N/A               N/A                 1     Headend    [***]
Rack              72"                        ADC            N/A               N/A                 1     Headend    [***]
Transmitter       50 Watt                    ITS            1750C             6829036-MDS1        1     Headend    [***]
Alarm System      ENTRY/TEMP                 ADT                                                  1     Headend    [***]
UPS               5kva                      TOPAZ           88051             U1362EE00073        1     Headend    [***]
UPS               10kva                     TOPAZ           88101             U1315AC00040        1     Headend    [***]
A/C               5 ton                                                                                 Headend    [***]
Antenna
   (Transmit-
   AML)           6ft. 18GHZ-AML            Andrew                            N/A                 1      TVRO      [***]
Outdoor RF Head
   (transmit)     18.142-18.580GHZ      CHANNEL MASTER                        ?                   1      TVRO      [***]
Modulator         Agile               DX Communications                       D800211             1      TVRO      [***]
Modulator         Agile               DX Communications                       D800238             1      TVRO      [***]
Modulator         Agile               DX Communications                       E800338             1      TVRO      [***]
Modulator         Agile               DX Communications                       0800239             1      TVRO      [***]
Modulator         Agile               DX Communications                       E800374             1      TVRO      [***]
TVRO Sat.
   Receivers                               STANDARD         MT810AA           87U070076           1      TVRO      [***]
TVRO Sat.
   Receivers                               STANDARD         MT 650            49U740388           1      TVRO      [***]
TVRO Sat.
   Receivers                               STANDARD         MT 650            49U740362           1      TVRO      [***]
TVRO Sat.
   Receivers                               STANDARD         MT 650            57U930478           1      TVRO      [***]
TVRO Sat.
   Receivers                               STANDARD         MT 650            4FU730038           1      TVRO      [***]
TVRO Sat.
   Receivers                               STANDARD         MT 650            48U730039          N/A     TVRO      [***]
Broadcast
   controller     2 Channel,
                  8 Device                 Ad-Tech          Liten-ing         N/A                 1      TVRO      [***]
VCR               SVHS                       JVC            SR-S360U          078X0049            1      TVRO      [***]
VCR               SVHS                       JVC            SR-S360U          177X0003            1      TVRO      [***]
VCR               SVHS                       JVC            SR-S365U          8551422             1      TVRO      [***]
VCR               SVHS                       JVC            SR-S365U          8551538             1      TVRO      [***]
VCR               SVHS                       JVC            SR-S365U          8551430             1      TVRO      [***]
VCR               SVHS                       JVC            SR-S365U          8551548             1      TVRO      [***]
VCR               SVHS                       JVC            SR-S365U          8551545             1      TVRO      [***]
TVRO Earth
   Station        3.8M                     Patriot                            N/A                 1      TVRO      [***]
TVRO Earth
   Station        3.8M                     Patriot                            N/A                 1      TVRO      [***]
TVRO Earth
   Station        3.8M                     Patriot                            N/A                 1      TVRO      [***]
TVRO Earth
   Station        3.8M                     Patriot                            N/A                 1      TVRO      [***]
TVRO Earth
   Station        3.8M                     Patriot                            N/A                 1      TVRO      [***]
TVRO Earth
   Station        3.8M                     Patriot                            N/A                 1      TVRO      [***]
TVRO Earth
   Station        3.7M                     Miralife                           N/A                 1      TVRO      [***]
TVRO Earth
   Station        3.7M                     Miralite                           N/A                 1      TVRO      [***]
TVRO Earth
   Station        3.7M                     Mlralite                           N/A                 1      TVRO      [***]
Earth Station
   LNB            LNB                California Amplifier   140105-1          N/A                16      TVRO      [***]
Hardline          200'                                      1/2"              N/A                 1      TVRO      [***]
Hardline          200'                                      1/2"              N/A                 1      TVRO      [***]
Tower             40'                       Rhone           N/A               N/A                 1      TVRO      [***]

UPS               UPS Batteries       Power Works Deltec    101615015-061     BQ454C1078          1      TVRO      [***]
UPS               UPS Batteries       Power Works Deltec    101615015-061     BQ454C1073          1      TVRO      [***]
UPS               UPS                 Power Works Deltec    ET6001-PP         BQ445C0481          1      TVRO      [***]
UPS               UPS Batteries              APC            SU24XLBP          WS9845007694        1      TVRO      [***]
UPS               UPS Batteries              APC            SU24XLBP          WS9845007695        1      TVRO      [***]
UPS               UPS Batteries              APC            SU24XLBP          WS9845007698        1      TVRO      [***]
UPS               UPS Batteries              APC            SU24XLBP          WS9845007697        1      TVRO      [***]
UPS               UPS                        APC            SU1000XLNET       WS9807001017        1      TVRO      [***]
Alarm System      ENTRY                      ADT                                                  1      TVRO      [***]
Generator         40 KWK                   Generac                                                1      TVRO      [***]
A/c               3 ton                 Goodman MFG CO      PC024-1B          9809475424                 TVRO      [***]
Antenna
   (Transmit-
   ITFS)          6ft. 23GHZ               Gabriel                            N/A                 1       BSU      [***]
Indoor baseband
   unit
   (transmit)     23.275GHZ MA23VX           MRC            845270-1          509VXSA555          1       BSU      [***]
Indoor baseband
   unit
   (transmit)     23.475GHZ MA23VX           MRC            845270-2          509VXSA556          1       BSU      [***]
Outdoor RF Head
   (transmit)     23.275GHZ MA23VX           MRC            845379-1          509VXSA555          1       BSU      [***]
Outdoor RF Head
   (transmit)     23.475GHZ MA23VX           MRC            845379-2          509VXSA556          1       BSU      [***]

                            [***] Equipment Inventory

Type                     Sub-Type            Manufacturer        Model or Spec      Serial #     Quan.   Facility   Channel
----                 -----------------   --------------------   --------------   ------------   ------   --------   -------
Antenna
   (Transmit)        Cardioid-Vertical   Andrew                 HMD16VC          N/A               1     Headend   [***]
Waveguide            300'                                       WE 30            N/A               1     Headend   [***]
Combiner             Magic T             Communication and
                                         Enemy Corp.                                               1
Heliax               12'                                        7/8" Foam        N/A               1     Headend
Heliax               9'                                         7/8" Foam        N/A               1     Headend
Heliax               3'                                         7/8" Foam        N/A               1     Headend   [***]
Combiner                                 Axcer(ITS)             1690             M2781025          1     Headend   [***]
Combiner                                 Axcer(ITS)             1694D            M1992094          1     Headend   [***]
Combiner                                 Axcer(ITS)             1694D            M1994094          1     Headend   [***]
Combiner                                 Axcer(ITS)             1694D            M1996094          1     Headend   [***]
Combiner                                 Axcer(ITS)             1694D            M1989094          1     Headend   [***]
Combiner                                 Axcer(ITS)             1694D            M1991094          1     Headend   [***]
Combiner                                 Axcer(ITS)             1694D            M1993094          1     Headend   [***]
Combiner                                 Axcer(ITS)             1694D            M1995094          1     Headend   [***]
Diplexer                                 Microwave Filter CO.   10759            9409036           1     Headend   [***]
Diplexer                                 Microwave Filter CO.   10759            N/A               1     Headend   [***]
Diplexer                                 Microwave Filter CO.   10759            N/A               1     Headend   [***]
Diplexer                                 Microwave Filter CO.   10759            N/A               1     Headend   [***]
Diplexer                                 Axcera(ITS-ADC)        658E             M0044033          1     Headend   [***]
Diplexer                                 Axcera(ITS-ADC)        658E             M0045033          1     Headend   [***]
Diplexer                                 Axcera(ITS-ADC)        658E             M0047033          1     Headend   [***]
Transmitter                              ITS (AXCERA)           1610E            M0520093          1     Headend   [***]
Transmitter                              ITS (AXCERA)           1610E            M0521093          1     Headend   [***]
Transmitter                              ITS (AXCERA)           1610E            M0522093          1     Headend   [***]
Transmitter                              ITS (AXCERA)           1610E            M0523093          1     Headend   [***]
Transmitter                              ITS (AXCERA)           5524             15248             1     Headend   [***]
Transmitter                              ITS (AXCERA)           5724             15220             1     Headend   [***]
Transmitter                              ITS (AXCERA)           5524             15247             1     Headend   [***]
Transmitter                              Emcee                  DS 20            221DS             1     Headend   [***]
Transmitter                              Emcee                  DS 20            227DS             1     Headend   [***]
Transmitter                              Emcee                  DS 20            225DS             1     Headend   [***]
Transmitter                              Emcee                  DS 20            223DS             1     Headend   [***]
Transmitter                              Emcee                  DS 20            220DS             1     Headend   [***]
Transmitter                              ITS (AXCERA)           1610E            M0033033          1     Headend   [***]
Transmitter                              ITS (AXCERA)           1610E            M0034033          1     Headend   [***]
Transmitter                              Emcee                  DS 20            224DS             1     Headend   [***]
Transmitter                              ITS (AXCERA)           1610             M0003633          1     Headend   [***]
Transmitter                              ITS (AXCERA)           1610E            M0035033          1     Headend   [***]
Transmitter                              ITS (AXCERA)           1710             M1803074          1     Headend   [***]
Transmitter                              ITS (AXCERA)           1610E            5157013           1     Headend   [***]
Transmitter                              ITS (AXCERA)           1750                               1     Headend   [***]
Transmitter                              Emcee                  DS 20            216DS             1     Headend   [***]
Transmitter                              ITS (AXCERA)           657C             1635              1     Headend   [***]
Transmitter                              ITS (AXCERA)           658E             M2087094          1     Headend   [***]
Transmitter                              ITS (AXCERA)           657C             1652              1     Headend   [***]
Transmitter                              ITS (AXCERA)           657C             1655              1     Headend   [***]
Transmitter                              ITS (AXCERA)           658E             M2084094          1     Headend   [***]
Transmitter                              ITS (AXCERA)           658E             M2086094          1     Headend   [***]
Transmitter                              ITS (AXCERA)           658E             M2085094          1     Headend   [***]
IF Modulator         A/V Output          Scientific Atlanta     6340                               1     Headend   [***]
IF Modulator         A/V Output          Scientific Atlanta     6340                               1     Headend   [***]
IF Modulator         A/V Output          Scientific Atlanta     6340                               1     Headend   [***]
IF Modulator         A/V Output          Scientific Atlanta     6340                               1     Headend   [***]
IF Modulator         A/V Output          Scientific Atlanta     6340                               1     Headend   [***]
Power Distribution                       Leithc                 Xplus            0044142           1     Headend
Power Distribution                       EMCEE                  Video Switcher                     1     Headend
Dehydrator                               Andrew                 MT 300           9704MT30490A      1     Headend
Dehydrator                               Andrew                 MH-12            9711MHM425A       1     Headend
Rack                 72"                 Emcore                 N/A              N/A              12     Headend
A/C                  5 Ton               Lennox                 CHA16-651-5P     5697H00949        1     Headend
A/C                  5 Ton               Lennox                 CHA16-651-5P     5697H05406        1     Headend
A/C                  5 Ton               Lennox                 CHA16-651-5P     5697G03802        1     Headend

                            [***] Equipment Inventory

Type                   Sub-Type     Manufacturer   Model or Spec   Serial #   Quan.   Facility   Channel
----                -------------   ------------   -------------   --------   -----   --------   -------
Antenna (Transmit   OMNI            Andrew           HMD12HO-W0    11577        1     Headend    [***]
Waveguide                           Andrew            LDF5-50A                 150'   Headend    [***]
Combiner            Filterplexer    MFC               11754S-G                  1     Headend    [***]
Transmitter                         Comwave            SB050B      11505        1     Headend    [***]
Transmitter                         Comwave            SB050B      11509        1     Headend    [***]
Transmitter                         Comwave            SB050B      11514        1     Headend    [***]
Transmitter                         Comwave            SB050B      11520        1     Headend    [***]
Upconverter         Digital Agile   Thomcast          47266213     14163        1     Headend    [***]
Local Oscilator     Digital Agile   Thomcast          4726617      14163        1     Headend    [***]
Power Supply        Digital Agile   Thomcast          4726613      14163        1     Headend    [***]
Amplifier           Digital Agile   Thomcast          47266181     14163        1     Headend    [***]
Amplifier           Digital Agile   Thomcast          47266181     14163        1     Headend    [***]
modulator                           Comwave           TVM-102      11519        1     Headend    [***]
modulator                           Comwave           TVM-102      11505        1     Headend    [***]
modulator                           Comwave           TVM-102      11509        1     Headend    [***]
modulator                           Comwave           TVM-102      11520        1     Headend    [***]
Satelite Receiver                   Dish Network     CDSR-6198     42930        1     Headend    [***]
Satelite Receiver                   Dish Network     CDSR-6198     26447        1     Headend    [***]
Satelite Receiver                   Dish Network     CDSR-6198     42936        1     Headend    [***]
Satelite Receiver                   Dish Network     CDSR-6198     45127        1     Headend    [***]
Satelite Receiver                   Dish Network     CDSR-6198     37234        1     Headend    [***]
Reference Drawer                    Comwave             2126       14922        1     Headend    [***]
Rack                                ITS                 72"                     1     Headend    [***]

                            [***] Equipment Inventory

Type                          Sub-Type                Manufacturer        Model or Spec      Serial #     Quan.   Facility   Channel
----                 --------------------------   --------------------   --------------   -------------   -----   --------   -------
Antenna Transmit     Omni                         Andrew                 HMD-12HO         N/A                 2   Headend
Wavequide            190'                         ANDREW                 EW-20            N/A                 1   Headend
Connectors           EW-20 Connector              Andrew                 120R-3           N/A                 4   Headend
Waveguide            187'                         ANDREW                 EW-20            N/A                 1   Headend
Transition Jumpers   10'                          ANDREW                 7/8" Air         N/A                 1   Headend
Transition Jumpers   10'                          ANDREW                 7/8" Air         N/A                 1   Headend
Transition Jumpers   4'                           ANDREW                 1/2" Foam        N/A                 1   Headend    [***]
Transition Jumpers   4'                           ANDREW                 1/2" Foam        N/A                 1   Headend    [***]
Combiner             A-Gtoup                      MFC                    9004             N/A                 1   Headend    [***]
Combiner             B-Gtoup                      MFC                    9004             N/A                 1   Headend    [***]
Combiner             C-Gtoup                      MFC                    9004             N/A                 1   Headend    [***]
Combiner             D-Gtoup                      MFC                    9004             N/A                 1   Headend    [***]
Combiner             E-Gtoup                      MFC                    9004             N/A                 1   Headend    [***]
Combiner             F-Gtoup                      MFC                    9004             N/A                 1   Headend    [***]
Combiner             G-Gtoup                      MFC                    9004             N/A                 1   Headend    [***]
Combiner             H-Gtoup                      MFC                    9004             N/A                 1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50B           8556                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50B           8557                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50B           4751                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50B           4752                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50B           4753                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50B           4754                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50B           8558                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50B           8559                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50B           3716                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50B           3715                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50B           4759                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50B           4760                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50B           4761                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50B           4762                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50A           2250                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50A           2251                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50A           2252                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50A           2253                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50A           2254                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50A           2255                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50A           2256                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50A           2257                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50B           4729                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50B           4730                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50B           3712                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50B           3712                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50B           2258                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50B           2259                1   Headend    [***]
Upconverter                                       COMWAVE                SB-50A           2250                1   Headend    [***]
Upconverter                                       COMWAVE                SB-50A           2251                1   Headend    [***]
Upconverter                                       COMWAVE                SB-50A           2252                1   Headend    [***]
Upconverter                                       COMWAVE                SB-50A           2253                1   Headend    [***]
Upconverter                                       COMWAVE                SB-50A           2254                1   Headend    [***]
Upconverter                                       COMWAVE                SB-50A           2255                1   Headend    [***]
Upconverter                                       COMWAVE                SB-50A           2256                1   Headend    [***]
Upconverter                                       COMWAVE                SB-50A           2257                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50B           8554                1   Headend    [***]
Transmitter          50W                          COMWAVE                SB-50B           8555                1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          8554                1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          8555                1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          8556                1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          8557                1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          4751                1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          4752                1   Headend    [***]
Modulator            IF                           Comwava                TVM-102          4747                1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          4754                1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          4753                1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          11045               1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          3723                1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          12768               1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          4759                1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          4760                1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          4761                1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          4762                1   Headend    [***]
Modulator            IF                           Catel                  CTM-20           2250                1   Headend    [***]
Modulator            IF                           Catel                  CTM-20           2251                1   Headend    [***]
Modulator            IF                           Catel                  CTM-20           2252                1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          No#                 1   Headend    [***]
Modulator            IF                           Catel                  CTM-20           2254                1   Headend    [***]
Modulator            IF                           Catel                  CTM-20           2255                1   Headend    [***]
Modulator            IF                           Catel                  CTM-20           2256                1   Headend    [***]
Modulator            IF                           Catel                  CTM-20           2257                1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          4748                1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          4730                1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          8021                1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          8565                1   Headend    [***]
Modulator            IF                           Catel                  CTM-20           2258                1   Headend    [***]
Modulator            IF                           Catel                  CTM-20           2259                1   Headend    [***]

                            [***] Equipment Inventory

Type                          Sub-Type                Manufacturer        Model or Spec      Serial #     Quan.   Facility   Channel
----                 --------------------------   --------------------   --------------   -------------   -----   --------   -------
Enclosures/Drawers                                GI                     HVP III          D5H0001926343       1   headend
Enclosures/Drawers                                GI                     HVP III          215420003           1   headend
Enclosures/Drawers                                GI                     HVP III          DSH0001085343       1   headend
Enclosures/Drawers                                GI                     HVP III          4590001             1   headend
Video Card                                        GI                                                         24   headend
Channel Card                                      GI                                                         24   headend
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     Uniden                                                      1   Headend    [***]
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     GI                                                          1   Headend    [***]
Sat Receivers                                     GI                                                          1   Headend    [***]
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     Uniden                                                      1   Headend    [***]
Sat Receivers                                     Motorola                                                    1   Headend    [***]
Sat Receivers                                     STANDARD                                                    1   Headend    [***]
Sat Receivers                                     SciAtl                                                      1   Headend    [***]
Sat Dish             3.2 meters                   Macom                                                       1   Headend    [***]
Sal Dish             3.2 meters                   Macom                                                       1   Headend    [***]
Sat Dish             3.2 meters                   Macom                                                       1   Headend    [***]
Sat Dish             3.7 meters                   Patroit                                                     1   Headend    [***]
Sat Dish             3.7 meters                   Patroit                                                     1   Headend    [***]
Sat Dish             2 meters                     Winguard                                                    1   Headend    [***]
Waveguide            150'                         ANDREW                 EW-85            N/A                 1   Headend    [***]
Dehydrator                                        Andrew                 Dryline MT-300   N/A                 1   headend    [***]
STL Receiver         6565-6645Mhz                 California Microwave   MFR 63661        32665               1   Headend
Controller                                        Compaq                 Proliant 800     3CDHA01135X         1   headend
EAS                                               Monroe                 WIP925S                              1   headend
EAS                                               Monroe                 R177M                                4   headend
EAS                                               Monroe                 9509-15577                           1   headend
Rack                 82"                          N/A                    N/A              N/A                 5   Headend
Rack                 76"                          EMCEE                  N/A              N/A                 6   Headend    [***]
Monitoring Device                                 DPS                    Alpha Max 82A                        1   Headend    [***]
A/C                  5 Ton Indoor Out door unit   Gibson                 GS3BA-060KA      GS3000550257        1   Headend    [***]
A/C                  2 Ton window type 220 volt   Carrier                                                     2   Headend    [***]

                            [***] Equipment Inventory

Type                          Sub-Type                Manufacturer        Model or Spec      Serial #     Quan.   Facility   Channel
----                 --------------------------   --------------------   --------------   -------------   -----   --------   -------
Antenna              Omni                         Andrews                HMD12VO          N/A                 1   Headend    [***]
Antenna              140Deg                       Bogner                 140/8-VO         N/A                 1   Headend    [***]
Hardline             160'                         ANDREW                 1 5/8"           N/A                 1   Headend    [***]
Hardline             160'                         ANDREW                 7/8"             N/A                 1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-1750                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-1750                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-1750                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-1750                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-1750                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-1750                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-1750                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-1750                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-5524                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-5524                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-5524                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-5524                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-5524                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-5524                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-5524                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-5524                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-1615                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-1615                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-1615                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-1615                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-5724                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-5724                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-5724                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-5724                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-5524                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-5524                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-5524                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-5524                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-5524                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-5724                             1   Headend    [***]
Transmitter          50watts                      ITS (AXCERA)           ADC-5524                             1   Headend    [***]
controller           data encoder tray            Pacmono                data encoder     56983               1   Headend    [***]
drawer               encoder card trays           Pacmono                encoder card
                                                                         tray             56983               5   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   1500             D12004411           1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   1500             D15024722           1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   4500             839670026416        1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   1500             D12003599           1   Headend    [***]
TVRO Sat. Rec        IRD                          S.A.                   9225             314611087093        1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   1500             D15030625           1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   1500             D12002294           1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   1500             D15023460           1   Headend    [***]
Dernod               IRD                          BLOND.                 BLDEMOD524       9665                1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   1500             D15030616           1   Headend    [***]
TVRO Sat. Rec        IRD                          G.l.                   1500             D45023723           1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   1500             D15035696           1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   1500             D15024723           1   Headend    [***]
TVRO Sat. Rec        IRD                          S.A.                   4500             839670026410        1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   1500             D15023611           1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   4500             812760044234        1   Headend    [***]
TVRO Sat. Rec        IRD                          S.A.                   9225             65253               1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   1500             D150027447          1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   1500             D45023752           1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   4500             820790003886        1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   1500             D12003909           1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   1500             D15032258           1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   1500             D15026961           1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   1500             D12003741           1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   1500             D15030234           1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   1500             D12003254           1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   1500             D15025515           1   Headend    [***]
TVRO Sat. Rec        IRD                          WEG                    MPEG2            51292               1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   1500             D15034842           1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   1500             D12003468           1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   1500             D15030235           1   Headend    [***]
TVRO Sat. Rec        IRD                          G.I.                   1500             D15025792           1   Headend    [***]
Generator            80kW                         Generac                Gen 80kW         None                1   Headend    [***]
UPS                  50kW                         Powerware              PowerwarePLus
                                                                         5                None                1   Headend    [***]
A/C                  10                           Bard                   10 ton x 2       None                2   Headend    [***]
Racks                72"                          unknow                 21" wide         N/A                18   Headend    [***]

                            [***] Equipment Inventory

Type                 Sub-Type     Manufacturer    Model or Spec    Serial #   Quan.   Controllar   Facility   Channel
----                 --------   ---------------   -------------   ---------   -----   ----------   --------   -------
Transmit             Cardioid   Andrews           HMD12HO         N/A             1   N/A          Headend    [***]
Transmit             Cardioid   Andrews           HMD12VO         N/A             1   N/A          Headend    [***]
Hardline             40'        ANDREW            1 5/8"          N/A             2   N/A          Headend    [***]
Combiner             A          Axcera(ITS-ADC)   ITS-685E        N/A             1   N/A          Headend    [***]
Combiner             D          Axcera(ITS-ADC)   ITS-685E        N/A             1   N/A          Headend    [***]
Combiner             G          Axcera(ITS-ADC)   ITS-685E        N/A             1   N/A          Headend    [***]
Transmitter          50watts    ITS (AXCERA)      ADC-5724        213559789       1   N/A          Headend    [***]
Transmitter          50watts    ITS (AXCERA)      ADC-5724        213559790       1   N/A          Headend    [***]
Transmitter          50watts    ITS (AXCERA)      ADC-5724        213559791       1   N/A          Headend    [***]
Transmitter          50watts    ITS (AXCERA)      ADC-5724        213559792       1   N/A          Headend    [***]
Transmitter          50watts    ITS (AXCERA)      ADC-5724        213559793       1   N/A          Headend    [***]
Transmitter          50watts    ITS (AXCERA)      ADC-5724        213559794       1   N/A          Headend    [***]
Transmitter          50watts    ITS (AXCERA)      ADC-5724        213559795       1   N/A          Headend    [***]
Transmitter          50watts    ITS (AXCERA)      ADC-5724        213559796       1   N/A          Headend    [***]
Transmitter          50watts    ITS (AXCERA)      ADC-5724        213559797       1   N/A          Headend    [***]
Transmitter          50watts    ITS (AXCERA)      ADC-5724        213559798       1   N/A          Headend    [***]
Transmitter          50watts    ITS (AXCERA)      ADC-5724        213559799       1   N/A          Headend    [***]
Transmitter          50watts    ITS (AXCERA)      ADC-5724        213559800       1   N/A          Headend    [***]
Direct tv            0.5        Direct tv         N/A             N/A             1   N/A          Headend    [***]
Direct tv            0.5        Direct tv         N/A             N/A             1   N/A          Headend    [***]
Direct tv            0.5        Direct tv         N/A             N/A             1   N/A          Headend    [***]
Racks                72"        unknow            21" wide        N/A             4   N/A          Headend    [***]
A/C                  1          Window Units      Site owned      unknown         1   N/A          Headend    [***]

                            [***] Equipment Inventory

Type                          Sub-Type                Manufacturer        Model or Spec      Serial #     Quan.   Facility   Channel
----                 --------------------------   --------------------   --------------   -------------   -----   --------   -------
Antenna Transmit     Horizontal-Omni              Andrew                 HMD-12HO/W0.5    N/A                 1   Headend
Waveguide            290'                         ANDREW                 7/8" Air         N/A                 1   Headend
Transition Jumper    20'                          ANDREW                 7/8" Air         N/A                 1   Headend
Transition Jumper    12'                          ANDREW                 7/8" Air         N/A                 1   Headend
Connectors           Tansition EW20 to 7/8"       Andrew                 Transition
                                                                         EW20 to 7/8"                         2   Headend
Connectors           E 7/8" EIA                   Andrew                 E 7/8" EIA                           4   Headend
Combiner             A-group combiner             MFC                    11754            N/A                 1   Headend    [***]
Combiner             B-group combiner             MFC                    11754            N/A                 1   Headend    [***]
Combiner             C-group combiner             MFC                    11754            N/A                 1   Headend    [***]
Combiner             D-group combiner             MFC                    11754            N/A                 1   Headend    [***]
Combiner             F-group combiner             MFC                    11754            N/A                 1   Headend    [***]
Combiner             G-group combiner             MFC                    11754            N/A                 1   Headend    [***]
Combiner             COMBINER MAJIC T             MFC                                     N/A                 1   Headend    [***]
Combiner             H-group combiner             MWF                    11754SA-H        N/A                 1   Headend    [***]
Transmitter          25W                          Comwave                Sb025A                               1   Headend    [***]
Transmitter          10W                          Comwave                SB010A                               1   Headend    [***]
Transmitter          25W                          Comwave                SB025A                               1   Headend    [***]
Transmitter          25W                          Comwave                SB025A                               1   Headend    [***]
Transmitter          50W                          Comwave                SB050D           15138               1   Headend    [***]
Transmitter          50W                          Comwave                SB050D           15139               1   Headend    [***]
Transmitter          50W                          Comwave                SB050D           15140               1   Headend    [***]
Transmitter          50W                          Comwave                SB050D           15141               1   Headend    [***]
Transmitter          50W                          Comwave                SB050D           15132               1   Headend    [***]
Transmitter          50W                          Comwave                SB050D           15145               1   Headend    [***]
Transmitter          50W                          Comwave                SB050D           15146               1   Headend    [***]
Transmitter          50W                          Comwave                SB050D           15147               1   Headend    [***]
Transmitter          50W                          Comwave                SB050D           15133               1   Headend    [***]
Transmitter          50W                          Comwave                SB050D           15148               1   Headend    [***]
Transmitter          50W                          Comwave                SB050D           15149               1   Headend    [***]
Transmitter          50W                          Comwave                SB050D           15150               1   Headend    [***]
Transmitter          50W                          Comwave                SB050-MRC                            1   Headend    [***]
Transmitter          50W                          Comwave                SB050-MRC                            1   Headend    [***]
Transmitter          50W                          Comwave                SB050-MRC                            1   Headend    [***]
Transmitter          50W                          Comwave                SB050-MRC                            1   Headend    [***]
Transmitter          50W                          Comwave                SB050D           15134               1   Headend    [***]
Transmitter          50W                          Comwave                SB050D           15135               1   Headend    [***]
Transmitter          50W                          Comwave                SB050D           15136               1   Headend    [***]
Transmitter          50W                          Comwave                SB050D           15137               1   Headend    [***]
Transmitter          50W                          Comwave                SB050D           10226               1   Headend    [***]
Transmitter          50W                          Comwave                SB050D           10227               1   Headend    [***]
Transmitter          50W                          Comwave                SB050D           10228               1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          n/a                 1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          4743                1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          3712                1   Headend    [***]
Modulator            IF                           SA                     9650             895031b             1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          15138               1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          15139               1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          15140               1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          15141               1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          15132               1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          15145               1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          15146               1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          15147               1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          15133               1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          15148               1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          15149               1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          15150               1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          6001                1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          4737                1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          n/a                 1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          n/a                 1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          15134               1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          15135               1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          15136               1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          15137               1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          10226               1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          10227               1   Headend    [***]
Modulator            IF                           Comwave                TVM-102          10228               1   Headend    [***]
A/V Distribution A   16 Output                    Videotronics           VDA-500                              1   Headend
A/V Distribution A   4 Output                     Tandy Corp             VDA                                  4   Headend
Sat Receiver                                      EchoStar                                S001373206373       1   Headend    [***]
Sat Receiver                                      EchoStar                                S001373222941       1   Headend    [***]
Sat Receiver                                      EchoStar                                S001373206878       1   Headend    [***]
Sat Receiver                                      EchoStar                                S001373206474       1   Headend    [***]
Sat Receiver                                      EchoStar                                S000740964861       1   Headend    [***]
Sat Receiver                                      EchoStar                                S000835535976       1   Headend    [***]
Sat Receiver                                      EchoStar                                S001373206070       1   Headend    [***]
Sat Receiver                                      EchoStar                                S001373206272       1   Headend    [***]
Sat Dich             36"                          Dish Network           Dual Feed                            1   Headend    [***]
Dehydrator                                        Andrew                 MT-300           9801mt30143a        1   Headend
reference tray       10MHz                        Comwave                                 15142               1   Headend    [***]
montoring Device     Alpha Max                    DPS                    Alpha Max 82A                        1   Headend
A/C                  3 Ton                                                                                    2   Headend
Rack                                              N/A                    N/A              WA                      Headend
Headend Television                                Sony                   Trinitron        8024956             1   Headend

                            [***] Equipment Inventory

Type                      Sub-Type            Manufacturer       Model or Spec      Serial #     Quan.   Facility   Channel
----                 ------------------   --------------------   -------------   -------------   -----   --------   -------
Antenna (Transmit)   Cardloid -Vertical   Andrew                 HMD12VC         N/A               1     Headend    Active
Antenna (Transmit)   Cardloid -Vertical   Andrew                 HMD12VC         N/A               1     Headend    Active
Antenna (Transmit)   Cardloid -Vertical   Andrew                 HMD12VC         N/A               1     Headend    Active
Antenna (Transmit)   Cardloid -Vertical   Andrew                 HMD12VC         N/A               1     Headend    Active
Waveguide                                 Andrew                 HJ7-50A         N/A               1     Headend    Active
Waveguide                                 Andrew                 HJ7-50A         N/A               1     Headend    Active
Waveguide                                 Andrew                 HJ7-50A         N/A               1     Headend    Active
Waveguide                                 Andrew                 HJ7-50A         N/A               1     Headend    Active
Heliax               8"                   Andrew                 7/8" Foam       N/A               1     Headend    Active
Heliax               10'                  Andrew                 7/8" Foam       N/A               1     Headend    Active
Heliax               10"                  Andrew                 7/8" Foam       N/A               1     Headend    Active
Heliax               3"                   Andrew                 7/8" Foam       N/A               1     Headend    Active
Combiner                                  Microwave Filter Co.   9004S           N/A               1     Headend    Active    [***]
Combiner                                  Microwave Filter Co.   9004S           N/A               1     Headend    Active    [***]
Combiner                                  Microwave Filter Co.   9004S           N/A               1     Headend    Active    [***]
Combiner                                  Axcer(ITS)             1694D           7673046           1     Headend    Active    [***]
Combiner                                  Axcer(ITS)             1694D           4315032           1     Headend    Active    [***]
Combiner                                  Axcer(ITS)             1694D           4316032           1     Headend    Active    [***]
Combiner                                  Axcer(ITS)             1694D           7674046           1     Headend    Active    [***]
Combiner                                  Axcer(ITS)             1893D           4317032           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        585             6258095           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)                        15287             1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685             3348041           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685             3349041           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685             3350041           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685             3351041           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685E            4095012           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685E            4096012           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685E            4097012           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685E            4237012           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685             3362041           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685D            3085011           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685D            3086011           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685D            3087011           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685E            7679046           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685E            7680046           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685E            7581046           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685E            7682046           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685E            4304032           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685E            4305032           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685E            4306032           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685E            4307032           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685E            4308032           1     Headend    Active    [***]
Diplaxer                                  Axcera(ITS-ADC)        685E            4309032           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685E            4310032           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685E            4311032           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685E            M0051033          1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685E            M0052033          1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685E            M0053033          1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685E            M0054033          1     Headend    Active    [***]
Diplexer                                  Axcera(ITS-ADC)        685E            4312032           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS)            685E            4313032           1     Headend    Active    [***]
Diplexer                                  Axcera(ITS)            685E            4314032           1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1720C           6259095           1     Headend    Active    [***]
Transmitter          50W                  Axcera(ITS)            5524            15283             1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610E           3330041           1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610E           3331041           1     Headend    Active    [***]
Transmitter          2OW                  Axcera(ITS)            1610E           3332041           1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610E           3333041           1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            161OE           4089012           1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610E           4090012           1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610E           4091012           1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610E           4236012           1     Headend    Active    [***]
Transmftter          20W                  Axcera(ITS)            1610E           3361041           1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610D           3085011           1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610D           3086011           1     Headend    Active    [***]
Transmttter          20W                  Axcera(ITS)            1610D           3087011           1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610E           5160013           1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610E           5161013           1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610E           5162013           1     Headend    Active    [***]
Transmitter          2OW                  Axcera(ITS)            1610E           5163013           1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610E           4293032           1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610E           4294032           1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610E           4295032           1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610E           4296032           1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610E           4297032           1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610E           4298032           1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610E           4299032           1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610E           4300032           1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610E           M0040033          1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610E           M0041033          1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610E           M0042033          1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610E           M0043033          1     Headend    Active    [***]
Transmittor          20W                  Axcera(ITS)            1610E           4301032           1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610E           4302032           1     Headend    Active    [***]
Transmitter          20W                  Axcera(ITS)            1610E           4303032           1     Headend    Active    [***]

                            [***] Equipment Inventory

Type                      Sub-Type            Manufacturer       Model or Spec      Serial #     Quan.   Facility   Channel
----                 ------------------   --------------------   -------------   -------------   -----   --------   -------
Downstream Router                         Hybrid                 CMD 2000        G-3206000004      1     Headend    Active
EAS                  Encoder              SAM                    MIP 921e        2378              1     Headend    Active
EAS                  Printer              NCI                    122X            D51422275         1     Headend    Active
EAS                  Master Switch        Monroe                 R177M                             4     Headend    Active
A/V Switcher                              Leightronix            Pro 8           P80518            1     Headend    Active
TVRO Sat. Recivers                        Standard               MT 650                            1     Headend    Active    [***]
TVRO Sat. Recivers                        Standard               MT 650                            1     Headend    Active    [***]
Radio
(point-to-point
TX/RX)               12.9125 GHz          Microwave Radio        905464-013      705FLR12R4819     1     Headend    Active
Radio
(point-to-point
TX/RX)               12.9125 GHz          Microwave Radio        905900-013      7O5FLR12R4818     1     Headend    Active
Radio
(point-to-point
TX/RX)               22.025GHz            Microwave Radio        8451722-2       706CXSA222        1     Headend    Active
IRD                                       Standard               Agile IRD II    59U960732         1     Headend    Backup
IRD                                       Standard               Agile IRD II    57U920290         1     Headend    Backup
IRD                                       Blonder Tongue         IRD 2001        34U410184         1     Headend    Spare
LNB                  4O deqree            Cal Amp                CS42157-Pro     98907             1     Headend    Spare
LNB                  45 degree            Cal Amp                CS42157-SLHMT                     1     Headend    Spare
LNB                  20 degree            Cal Amp                140194-1                          2     Headend    Backup
LNB                  20k                  Cal Amp                140194-1                          8     Headend    Active
LNB                  25k                  Cal Amp                140105                            8     Headend    Active
TVRO Earth Station   3.7 m                N/A                    N/A             N/A               1                spare
TVRO Earth Station                        Comtech                                                  1     Headend    Active
TVRO Earth Station                        Comtech                                                  1     Headend    Active
TVRO Earth Station   Multi-feed           Comtech                                                  1     Headend    Active
TVRO Earth Station                        Patriot                                                  1     Headend    Active
TVRO Earth Station                        Patriot                                                  1     Headend    Active
TVRO Earth Station                        Wienguard                                                1     Headend    Active
Antenna (STL)        6'                   Andrew                                 N/A               1     Headend    Active    [***]
Rack                 72"                  N/A                    N/A             N/A               11    Headend    Active
Generator            75kW                 Kohler                 100RZ           367201            1     Headend    Active
Transfer Switch                           Kohler                 K164231-400     K61838            1     Headend    Active
A/C                  5 Ton                BDP                    588ANW060100    1795G80949        1     Headend    Active
A/C                  5 Ton                BDP                    588DJX060000    2995G20989        1     Headend    Active

                            [***] Equipment Inventory

Type                      Sub-Type            Manufacturer       Model or Spec        Serial #       Quan.      Facility     Channel
----                 ------------------   -------------------   ---------------   ----------------   -----   -------------   -------
Antenna (Transmit)   DIRECTIONAL          Andrew                HMD12VP-W125      N/A                    1   Headend          N/A
Antenna (Transmit)   OMNI                 Andrew                                                             Headend
Antenna (Transmit)   DIRECTIONAL          Andrew                HMD12VP-W125      N/A                    1   Headend
Waveguide                                 Andrew                EW-20                                  200   Headend
Combiner             Filterplexer         ITS/Axcera            676D ADJACENT                            8   Headend          [***]
Transmitter                               ITS/Axcera            1750C             14964                      Headend          [***]
Transmitter                               ITS/Axcera            1750C             14965                      Headend          [***]
Transmitter                               ITS/Axcera            1750C             14966                  1   Headend          [***]
Transmitter                               ITS/Axcera            1750C             14969                  1   Headend          [***]
Transmitter                               ITS/Axcera            1750              M1436054               1   Headend          [***]
Transmitter                               ITS/Axcera            1750              M1437054               1   Headend          [***]
Transmitter                               ITS/Axcera            1750              M1438054               1   Headend          [***]
Transmitter                               ITS/Axcera            1750              M1439054               1   Headend          [***]
Transmitter                               ITS/Axcera            1750              M1440054               1   Headend          [***]
Transmitter                               ITS/Axcera            1750              M1441054               1   Headend          [***]
Transmitter                               ITS/Axcera            1750              M1442054               1   Headend          [***]
Transmitter                               ITS/Axcera            1750              M1443054               1   Headend          [***]
Transmitter                               ITS/Axcera            1750              M1444054                   Headend          [***]
Transmitter                               ITS/Axcera            1750              M1445054                   Headend          [***]
Transmitter                               ITS/Axcera            1750              M1446054                   Headend          [***]
Transmitter                               ITS/Axcera            1750              M1447054                   Headend          [***]
Transmitter                               ITS/Axcera            1750C             14968                  1   Headend          [***]
Transmitter                               ITS/Axcera            1750C             14967                  1   Headend          [***]
Transmitter                               ITS/Axcera            1750C             14970                  1   Headend          [***]
Transmitter                               ITS/Axcera            1750C             14971                  1   Headend          [***]
Transmitter                               ITS/Axcera            1750              M1195034               1   Headend          [***]
Transmitter                               ITS/Axcera            1750              M1196034               1   Headend          [***]
Transmitter                               ITS/Axcera            1750              M1197034               1   Headend          [***]
Scrambling                                GI/Tocom              HVP                                      4   Headend          [***]
STL                                       MRC                   905900                                   1   Headend          [***]
STL                                       MRC                   905900                                   1   Headend          [***]
STL                                       MRC                   905900                                   1   Headend          [***]
STL                                       MRC                   905900                                   1   Headend          [***]
Modulator                                 Standard              MOD                                      1   Headend          [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend          [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend          [***]
Satelite Receiver                         DX                    DX Sat. DIR657                           1   Headend          [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend          [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend          [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend          [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend          [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend          [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend          [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend          [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend          [***]
STL                                       MRC                   905900                                   1   Headend          [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend          [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend          [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend          [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend          [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend          [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend          [***]
Satellite Dish                            Maralite              3.7                                      4   Headend          [***]
Satellite Dish                                                                                               Headend          [***]
Satellite Dish                                                                                               Headend          [***]
Satellite Dish                                                                                               Headend          [***]
Stero Generator                           Learning              MTS-2C                                   8   Headend
Baseband Switch                           EAS                   R177M                                    4   Headend          [***]
Generator                                 Kohler 150ROZJ                                                 1   Headend          [***]
AC                                        BARD 5 TON Wall       Lessor supplied                          2   Headend
STL Dishes                                Andrew                8'                                       3   Headend
MMDS RX Dish                              Andrew 2.5-2.68       8'                                       1   Headend
Video Switcher                            Monroe                MP-8                                     1   Headend

                            [***] Equipment Inventory

Type                      Sub-Type            Manufacturer       Model or Spec        Serial #       Quan.      Facility     Channel
----                 ------------------   -------------------   ---------------   ----------------   -----   -------------   -------
Antenna (Transmit)   OMNI                 Andrew                HMD 16HO          N/A                    2   Headend          N/A
Waveguide                                 Andrew                EW-130                                110'   Headend
Waveguide                                 Andrew                EW-20                                 225'   Headend
Waveguide                                 Andrew                EW-20                                 225'   Headend
Combiner             Filterplexer         MFC                   9004S                                    5   Headend          [***]
Transmitter                               EMCEE                 TTS10HS           838                    1   Headend          [***]
Transmitter                               EMCEE                 TTS10HS           839                    1   Headend          [***]
Transmitter                               EMCEE                 TTS10HS           840                    1   Headend          [***]
Transmitter                               EMCEE                 TTS10HS           841                    1   Headend          [***]
Transmitter                               EMCEE                 TTS10HS           1317                   1   Headend          [***]
Transmitter                               EMCEE                 TTS10HS           1318                   1   Headend          [***]
Transmitter                               EMCEE                 TTS10HS           1319                   1   Headend          [***]
Transmitter                               EMCEE                 TTS10HS           1320                   1   Headend          [***]
Transmitter                               EMCEE                 TTS10HS           842                    1   Headend          [***]
Transmitter                               EMCEE                 TTS10HS           843                    1   Headend          [***]
Transmitter                               EMCEE                 TTS10HS           844                    1   Headend          [***]
Transmitter                               EMCEE                 TTS10HS           845                    1   Headend          [***]
Transmitter                               EMCEE                 TTS10HS           850                    1   Headend          [***]
Transmitter                               EMCEE                 TTS10HS           851                    1   Headend          [***]
Transmitter                               EMCEE                 TTS10HS           852                    1   Headend          [***]
Transmitter                               EMCEE                 TTS10HS           853                    1   Headend          [***]
Transmitter                               EMCEE                 TTS10HS           854                    1   Headend          [***]
Transmitter                               EMCEE                 TTS10HS           855                    1   Headend          [***]
Transmitter                               EMCEE                 TTS10HS           856                    1   Headend          [***]
Transmitter                               EMCEE                 TTS10HS           857                    1   Headend          [***]
Amplifier                                 EMCEE                 TSA50HS           838                    1   Headend          [***]
Amplifier                                 EMCEE                 TSA50HS           839                    1   Headend          [***]
Amplifier                                 EMCEE                 TSA50HS           840                    1   Headend          [***]
Amplifier                                 EMCEE                 TSA50HS           841                    1   Headend          [***]
Amplifier                                 EMCEE                 TSA50HS           1317                   1   Headend          [***]
Amplifier                                 EMCEE                 TSA50HS           1318                   1   Headend          [***]
Amplifier                                 EMCEE                 TSASOHS           1319                   1   Headend          [***]
Amplifier                                 EMCEE                 TSA50HS           1320                   1   Headend          [***]
Amplifier                                 EMCEE                 TSA50HS           842                    1   Headend          [***]
Amplifier                                 EMCEE                 TSA50HS           843                    1   Headend          [***]
Amplifier                                 EMCEE                 TSA50HS           844                    1   Headend          [***]
Amplifier                                 EMCEE                 TSA50HS           845                    1   Headend          [***]
Amplifier                                 EMCEE                 TSA50HS           850                    1   Headend          [***]
Amplifier                                 EMCEE                 TSA50HS           851                    1   Headend          [***]
Amplifier                                 EMCEE                 TSA50HS           852                    1   Headend          [***]
Amplifier                                 EMCEE                 TSA50HS           853                    1   Headend          [***]
Amplifier                                 EMCEE                 TSA50HS           854                    1   Headend          [***]
Amplifier                                 EMCEE                 TSA50HS           855                    1   Headend          [***]
Amplifier                                 EMCEE                 TSA50HS           856                    i   Headend          [***]
Amplifier                                 EMCEE                 TSA50HS           857                    1   Headend          [***]
Upconverter                               Comwave                                 1751                   1   Headend          [***]
Amplifier                                 Comwave               S Band            1751                   1   Headend          [***]
Driver                                    Comwave               SDA 2500          11974                  1   Headend          [***]
Amplifier                                 Comwave               SD 2500           11974                  1   Headend          [***]
Scrambling                                GI/Tocom              HVP                                      3   Headend          [***]
Satelite Receiver                         GI                    DSR4500                                  1   Headend
Satelite Receiver                         SA                    POWERVU                                  1   Headend
Satelite Receiver                         GI                    DSR4500                                  1   Headend
Satelite Receiver                         SA                    POWERVU                                  1   Headend
Satelite Receiver                         Standard              AGILE                                    1   Headend
Satelite Receiver                         Standard              STANDARD                                 1   Headend
Satelite Receiver                         Standard              STANDARD                                 1   Headend
Satelite Receiver                         Standard              STANDARD                                 1   Headend
Satelite Receiver                         Standard              STANDARD                                 1   Headend
Satelite Receiver                         Standard              STANDARD                                 1   Headend
Satelite Receiver                         SA                    POWERVU                                  1   Headend
Satelite Receiver                         GI                    DSR4500                                  1   Headend
Satelite Receiver                         GI                    DSR 4400X                                1   Headend
Satelite Receiver                         Standard              STANDARD                                 1   Headend
Satelite Receiver                         Standard              STANDARD                                     Headend
Satelite Receiver                         Standard              STANDARD                                 1   Headend
Satelite Receiver                         Standard              STANDARD                                 1   Headend
Satelite Receiver                         Standard              STANDARD                                 1   Headend
Satelite Receiver                         Standard              STANDARD                                     Headend
Satelite Receiver                         Standard              STANDARD                                 1   Headend
Satelite Receiver                         Standard              STANDARD                                 1   Headend
Satelite Receiver                         Standard              STANDARD                                 1   Headend
modulator                                 Bindr long            agll                                     1   Headend
modulator                                 SA                    6340                                    21   Headend
modulator                                 Comwave               TVM 102                                  2   Headend
Satelite Receiver                         Learning              sap gen                                  1   Headend
Tuner                                     Monroe                3000                                     1   Headend
Receiver                                  Monroe                Cut tone                                 1   Headend
Relay                                     Monroe                Aud/Vis                                  1   Headend
Receiver                                  MRC                   Ma-12x                                   2   Headend
Satellite Dish                            Comtech               Simuisat                                 1   Headend          [***]
UHF Antenna          Local                Scala                 Ch 27                                    1   Headend
Generator                                 Kohler                100R262                                  1   Headend
AC                                        Sun                   42000 BTU                                3   Headend
Tower                                     Rohn                  SSV               200'                   1   Headend
Building                                  Rohn                  EST 1084          96 12' x               1   Headend
Propane Tank                              Trinity               109624            190 Gal.               1   Headend
TV                                        Sony                  19"                                      1   Headend
Surge Suppresso                           DataSystem            P24XAA                                   1   Headend
Transfer Switch                           Kohler                                                         1   Headend
Rack                                      EMCEE                 72"                                      9   Headend
Compessor                                 Andrew                MT 3000                                  1   Headend
LoopCouplar                               MFC                   9085              OdB Dw                 1   Headend
Site Lock                                 EMCEE                 SLR 33                                   1   Headend
Transmitter                               EMCEE                 TTS20             408                    1   Headend          [***]

                            [***] Equipment Inventory

Type                      Sub-Type            Manufacturer       Model or Spec        Serial #       Quan.      Facility     Channel
----                 ------------------   -------------------   ---------------   ----------------   -----   -------------   -------
Antenna (Transmit)   DIRECTIONAL          Andrew                HMD32VC           N/A                    1   Headend          [***]
Antenna (Transmit)   OMNI                 Andrew                HMD12V0-W         N/A                    1   Headend
Antenna (Transmit)   DIRECTIONAL          Andrew                HMD16VC-Q                                1   Headend
Waveguide                                 Andrew                EW-20                                  170   Headend
Combiner             Filterplexer         ITS/Axcera            676D ADJACENT                            7                    [***]
Transmitter                               ITS/Axcera            1750C                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1750C                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1750C                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1750C                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1750C                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1750C                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1750C                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1750C                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1750C                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1750C                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1750C                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1750C                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1750C                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1750C                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1750C                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1750C                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1615E                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1615E                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1615E                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1615E                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1615E                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1615E                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1615E                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1615E                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1750C                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1750C                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1750C                                    1   Headend          [***]
Transmitter                               ITS/Axcera            1750C                                    1   Headend          [***]
Scrambling                                GI/Tocom              HVP                                      4   Headend          [***]
Satelite Receiver                         Drake                 DRAKE 1240                               1   Headend          [***]
Satelite Receiver                         Standard              STANDARD                                 1   Headend          [***]
Satelite Receiver                         Blonder Tounge        BLND TNG 6175                            1   Headend          [***]
Satelite Receiver                         GI                    DSR4400                                  1   Headend          [***]
Satelite Receiver                         Standard              STANDARD                                 1   Headend          [***]
Satelite Receiver                         Standard              STANDARD                                 1   Headend          [***]
Satelite Receiver                         SA                    SA PWR VW                                1   Headend          [***]
Satelite Receiver                         Standard              STANDARD                                 1   Headend          [***]
Satelite Receiver                         Drake                 DRAKE 1240                               1   Headend          [***]
Demodulator                                                     DMD 141A                                 1   Headend          [***]
Satelite Receiver                         Standard              STANDARD                                 1   Headend          [***]
Satelite Receiver                         sa                    SA PWR VW                                1   Headend          [***]
Satelite Receiver                         GI                    DSR4400X                                 1   Headend          [***]
Demodulator                                                     DM141A                                   1   Headend          [***]
Satelite Receiver                                                                                            Headend          [***]
Demodulator                                                     DM141A                                   1   Headend          [***]
Satelite Receiver                         GI                    DSR 4200V                                1   Headend          [***]
Satelite Receiver                         Standard              STANDARD                                 1   Headend          [***]
Satelite Receiver                                                                                            Headend          [***]
Satelite Receiver                         Standard              STANDARD                                 1   Headend          [***]
Satelite Receiver                         Standard              STANDARD                                 1   Headend          [***]
Satelite Receiver                         Standard              STANDARD                                 1   Headend          [***]
Satelite Receiver                         Standard              STANDARD                                 1   Headend          [***]
Demodulator                                                     DM141A                                   1   Headend          [***]
Satelite Receiver                         Standard              STANDARD                                 1   Headend          [***]
Satelite Receiver                         Standard              STANDARD                                 1   Headend          [***]
Satelite Receiver                         Standard              STANDARD                                 1   Headend          [***]
Satelite Receiver                         Standard              STANDARD                                 1   Headend          [***]
Satellite Dish                            PATRIOT               3.7                                      1   Headend          [***]
Satellite Dish                            SAM I                 2.5                                      1   Headend          [***]
Satellite Dish                            COMTECH               3                                        1   Headend          [***]
Satellite Dish                            COMTECH               3                                        1   Headend          [***]
Satellite Dish                            COMTECH               3                                        1   Headend          [***]
Satellite Dish                            SCI-ATL               3                                        1   Headend          [***]
UHF Antenna          Local                Scala                 CH 30                                    1   Headend
Generator                                 KATOLIGHT             12TC2A                                   1   Headend
AC                                        Timberline            42000 BTU                                3   Headend

                            [***] Equipment Inventory

Type                      Sub-Type            Manufacturer       Model or Spec        Serial #       Quan.      Facility     Channel
----                 ------------------   -------------------   ---------------   ----------------   -----   -------------   -------
Antenna (Transmit)   Directional/ver      Bogner                B16SH-V                                  1   Headend          [***]
Antenna (Transmit)   Directional/ver      Bogner                B16SD-V                                  1   Headend
Waveguide                                 Andrew                LDF6-50                               300'   Headend
Combiner             Filterplexer                                                                        1   Headend
Notch Filter                              Thales                                                         3   Headend          [***]
Transmitter          Agile                Thales                SBCA-50C                                 2   Headend          [***]
Transmitter                               Thales                SDA 1500                                 1   Headend          [***]
Modulator                                 Thales                IRT 1000                                 1   Headend
Reference Drawer                          Thales                2126                                     2   Headend          [***]
Rack                                      ITS                   72"                                      1   Headend
Programmer                                Thales                4ch                                      2   Headend          [***]
Receiver                                  Blndr Tongue          CDSR-6198                                2   Headend
LNA                                       Blndr Tongue          DTV32                                    1   Headend
Dish                 receive              Blndr Tongue          DS2078                                   1   Headend
Switcher             2x4                  Blndr Tongue          DTV3x4                                   1   Headend

                            [***] Equipment Inventory

Type          Sub-Type   Manufacturer    Model or Spec            Serial #           Quan.         Facility   Channel
----          --------   -------------   -------------   -------------------------   -----         --------   -------
Tower         40'        Rohn            N/A             N/A                           1     N/A   Headend    [***]
Transmit
antenna       14.5DB
              gain       Andrew          HMD8VC-W05      N/A                           2     N/A   Headend
Combiner      A-group
              combiner   ComWave         9004S-A                                       1     N/A   Headend
Combiner      D-group
              combiner   ComWave         9004S-D                                       1     N/A   Headend
Combiner      E-group
              combiner   ComWave         9004S-E                                       1     N/A   Headend
Combiner      F-group
              combiner   ComWave         9004S-F                                       1     N/A   Headend
Combiner      G-group
              combiner   ComWave         9004S-G                                       1     N/A   Headend
Combiner      H-group
              combiner   ComWave         9004S-H                                       1     N/A   Headend
Diplexer      G2 A/V
              combiner   Microwave       10759-G2                                      1     N/A   Headend
Diplexer      G3 A/V
              combiner   Microwave       10759-G3                                      1     N/A   Headend
Diplexer      G4 A/V
              combiner   Microwave       10759-G4                                      1     N/A   Headend
Transmitter
/Agile        10 Watt    COMWAVE         SBSA-10         S4655                         1     N/A   Headend    [***]
Upconverter   10 Watt    COMWAVE         SB010MRC        S1049                         1     N/A   Headend    [***]
Amplifier     10 Watt    COMWAVE         SB010MRC        S1049                         1     N/A   Headend    [***]
Upconverter   10 Watt    COMWAVE         SB010MRC        S1050                         1     N/A   Headend    [***]
Amplifier     10 Watt    COMWAVE         SBO10MRC        S1050                         1     N/A   Headend    [***]
Transmitter   10 Watt    COMWAVE         SB010A          S1907                         1     N/A   Headend    [***]
Upconverter   10 Watt    COMWAVE         SB010MRC        S1052                         1     N/A   Headend    [***]
Amplifier     10 Watt    COMWAVE         SB010MRC        S1052                         1     N/A   Headend    [***]
Transmitter   10 Watt    COMWAVE         SB010A-1        S3238                         1     N/A   Headend    [***]
Transmitter   10 Watt    COMWAVE         SB010A-1        S3122                         1     N/A   Headend    [***]
Transmitter   10 Watt    COMWAVE         SB010A-1        S3121                         1     N/A   Headend    [***]
Transmitter   10 Watt    COMWAVE         SB010A-1        S3124                         1     N/A   Headend    [***]
Transmitter   10 Watt    COMWAVE         SB010A          S1863                         1     N/A   Headend    [***]
Transmitter   10 Watt    COMWAVE         SB010A          S1864                         1     N/A   Headend    [***]
Transmitter   10 Watt    COMWAVE         SB010A          S1065                         1     N/A   Headend    [***]
Transmitter   10 Watt    COMWAVE         SB010A          S1866                         1     N/A   Headend    [***]
Transmitter   20 Watt    EMCEE           TTS20HS         488                           1     N/A   Headend    [***]
Transmitter   20 Watt    EMCEE           TTS20HS         489                           1     N/A   Headend    [***]
Transmitter   20 Watt    EMCEE           TTS20HS         490                           1     N/A   Headend    [***]
Transmitter   20 Watt    EMCEE           TTS20HS         491                           1     N/A   Headend    [***]
Transmitter   20 Watt    COMWAVE         SB010A          S3238                         1     N/A   Headend    [***]
Transmitter   20 Watt    ITS             1610E           3629071                       1     N/A   Headend    [***]
Transmitter   20 Watt    ITS             1610E           3610071                       1     N/A   Headend    [***]
Transmitter   20 Watt    ITS             1710            M18010                        1     N/A   Headend    [***]
Transmitter   20 Watt    EMCEE           TTS20HS         751                           1     N/A   Headend    [***]
Transmitter   20 Watt    EMCEE           TTS20HS         752                           1     N/A   Headand    [***]
Transmitter   20 Watt    EMCEE           TTS20HS         765                           1     N/A   Headend    [***]
Modulator     Comwave    Comwave         TVM-102         S4719                         1     N/A   Headend    [***]
modulator     Comwave    Comwave         TVM-102         S6503                         1     N/A   Headend    [***]
Modulator     Comwave    Comwave         TVM-102         2674                          1     N/A   Headend    [***]
Modulator     Catel      Catel           CTM20           300384                        1     N/A   Headend    [***]
Modulator     Catel      Catel           CTM20           300316                        1     N/A   Headend    [***]
Modulator     Emcee      Emcee           EM1             300576                        1     N/A   Headend    [***]
Modulator     Emcee      Emcee           EM1             6750196                       1     N/A   Headend    [***]
Modulator     IF         S/A             6340            8817                          1     N/A   Headend    [***]
Modulator     IF         S/A             6340            9491                          1     N/A   Headend    [***]
Modulator     IF         S/A             6340            9494                          1     N/A   Headend    [***]
Modulator     Comwave    Comwave         TVM-102         S2896                         1     N/A   Headend    [***]
Modulator     ITS        ITS             ITS-1610E       3629071                       1     N/A   Headend    [***]
Modulator     ITS        ITS             ITS-1610E       3610071                       1     N/A   Headend    [***]
Modulator     ITS        ITS             ITS-1710        M18010                        1     N/A   Headend    [***]
Modulator     IF         S/A             6340            9485                          1     N/A   Headend    [***]
Modulator     IF         S/A             6340            8733                          1     N/A   Headend    [***]
Modulator     IF         S/A             6340            8787                          1     N/A   Headend    [***]
Modulator     Catel      Catel           CTM20           802384-                       1     N/A   Headend    [***]
Modulator     Catel      Calel           CTM20           80384-8                       1     N/A   Headend    [***]
Modulator     Comwave    Comwave         TVM-102         301978                        1     N/A   Headend    [***]
Modulator     RCA        RCA             CTM20           797                           1     N/A   Headend    [***]
Modulator     Catel      Catel           CTM20           30089                         1     N/A   Headend    [***]
Modulator     Comwave    Comwave         TVM-102         68119                         1     N/A   Headend    [***]
EAS                      Monroe Electr   R177M Master    116943                        1     N/A   Headend    [***]
EAS                      Monroe Electr   R177M Master    116944                        1     N/A   Headend    [***]
EAS                      Monroe Electr   R177M Master    116945                        1     N/A   Headend    [***]
IRD                      S/A             9640            CC3500                        1     N/A   Headend    [***]
Sat.
Recivers                 Standard        IRD II          52U820                        1     N/A   Headend    [***]
Sat.
Recivers                 Standard        IRD II          52U820                        1     N/A   Headend    [***]
Sat.
Recivers                 Standard        IRD II          81U300                        1     N/A   Headend    [***]
IRD                      S/A             Powervu DV3     3828801                       1     N/A   Headend    [***]
IRD                      S/A             9650            CE1S00                        1     N/A   Headend    [***]
IRD                      S/A             9650            CC3S00                        1     N/A   Headend    [***]
IRD                      S/A             9650            CE1S00                        1     N/A   Headend    [***]
Sat.
Recivers                 Standard        IRD II          58U940                        1     N/A   Headend    [***]
IRD                      S/A             9650            CL2S00                        1     N/A   Headend    [***]
IRD                      S/A             9650            CE1S00                        1     N/A   Headend    [***]
IRD                      S/A             IRD II          52U820                        1     N/A   Headend    [***]
IRD                      S/A             9650            CE1S00                        1     N/A   Headend    [***]
IRD                      S/A             9650            CCFS00                        1     N/A   Headend    [***]
IRD                      S/A             9650            CL2S00                        1     N/A   Headend    [***]
Sat.
Recivers                 Blonder Tong    Vid. Cipher
                                         RS              NO SER                        1     N/A   Headend    [***]
IRD                      S/A             9650            C62S00                        1     N/A   Headend    [***]
IRD                      S/A             Vid. Cipher
                                         II Plu          VE0S00                        1     N/A   Headend    [***]
IRD                      S/A             9650            CC3S00                        1     N/A   Headend    [***]
Sat.
Recivers                 Drake           Vid. Cipher
                                         II Plu          900248                        1     N/A   Headend    [***]
Sat
Recivers                 Standard        IRD II          81U300                        1     N/A   Headend    [***]
Demodulator   Holland    S/A             HDM             8397813                       1     N/A   Headend    [***]
Demodulator   Holland    S/A             HDM             8397682                       1     N/A   Headend    [***]
Demodulator   Holland    S/A             HDM             7716516                       1     N/A   Headend    [***]
Off-Air
Receive
anten         Unknown    1               Unknown         N/A                           1     N/A   Headend
Off-Air
Receive
anten         Unknown    1               Unknown         N/A                           1     N/A   Headend
Low Noise
UHF Pre-a     N/A        Blonder Tong    1264                                          1     N/A   Headend
A/C           5 ton      Carrier         53QAB060-5                                    1     N/A   Headend    [***]
A/C           Window
              unit       Kenmora         11800BTU                                      1     N/A   Headend    [***]
A/C           Window
              unit       Fedders         N/A                                           1     N/A   Headend    [***]

                            [***] Equipment Inventory

Type                      Sub-Type            Manufacturer       Model or Spec        Serial #       Quan.      Facility     Channel
----                 ------------------   -------------------   ---------------   ----------------   -----   -------------   -------
Antenna (Transmit)   DIRECTIONAL          Andrew                HMD12VP           N/A                    1   Headend   [***]
Antenna (Transmit)   OMNI                 Andrew                                                             Headend
Antenna (Transmit)   DIRECTIONAL          Andrew                HMD12VP           N/A                    1   Headend
Waveguide                                 Andrew                EW-20                                  200   Headend
Combiner             Filterplexer         ITS/Axcera            676D ADJACENT                            8   Headend   [***]
Transmitter                               ITS/Axcera                                                         Headend   [***]
Transmitter                               ITS/Axcera                                                         Headend   [***]
Transmitter                               ITS/Axcera            1610E             M0134043               1   Headend   [***]
Transmitter                               ITS/Axcera            1610E             M0135043               1   Headend   [***]
Transmitter                               ITS/Axcera            1720A             6146085                1   Headend   [***]
Transmitter                               ITS/Axcera            1720A             6147085                1   Headend   [***]
Transmitter                               ITS/Axcera            1720A             6148085                1   Headend   [***]
Transmitter                               ITS/Axcera            1720A             6149085                1   Headend   [***]
Transmitter                               ITS/Axcera            1720C             10005126               1   Headend   [***]
Transmitter                               ITS/Axcera            1720C             10006126               1   Headend   [***]
Transmitter                               ITS/Axcera            1610E             M0136043               1   Headend   [***]
Transmitter                               ITS/Axcera            1610E             M0137043               1   Headend   [***]
Transmitter                               ITS/Axcera            1720C             10001126               1   Headend   [***]
Transmitter                               ITS/Axcera            1720C             10002126               1   Headend   [***]
Transmitter                               ITS/Axcera            1720C             10003126               1   Headend   [***]
Transmitter                               ITS/Axcera            1720C             10004126               1   Headend   [***]
Transmitter                               ITS/Axcera            1610E             M0138043               1   Headend   [***]
Transmitter                               ITS/Axcera            1610E             M0139043               1   Headend   [***]
Transmitter                               ITS/Axcera            1610E             M0140043               1   Headend   [***]
Transmitter                               ITS/Axcera            1610E             M0141043               1   Headend   [***]
Transmitter                               ITS/Axcera            1610E             3448061                1   Headend   [***]
Transmitter                               ITS/Axcera            1610E             3449061                1   Headend   [***]
Transmitter                               ITS/Axcera            1610E             3450061                1   Headend   [***]
Transmitter                               ITS/Axcera            1610E             3451061                1   Headend   [***]
Transmitter                               TS/Axcera             1610E             M0748123               1   Headend   [***]
Transmitter                               ITS/Axcera            1610E             M0479123               1   Headend   [***]
Transmitter                               ITS/Axcera            1610E             M0750123               1   Headend   [***]
Transmitter                               ITS/Axcera            1610E             M0751123               1   Headend   [***]
Transmitter                               ITS/Axcera            1610E             3711081                1   Headend   [***]
Transmitter                               ITS/Axcera            1610E             M0147043               1   Headend   [***]
Transmitter                               ITS/Axcera            1610E             M0148043               1   Headend   [***]
Scrambling                                Gl/Tocom              HVP                                      4   Headend   [***]
AML                                       CABLE AML             3 CH.                                    1   Headend   [***]
Modulator                                 Standard              MOD                                      3   Headend   [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend   [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend   [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend   [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend   [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend   [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend   [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend   [***]
AML                                       Cable AML             AML                                      1   Headend   [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend   [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend   [***]
off air                                   mod off air           Mod off air                              1   Headend   [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend   [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend   [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend   [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend   [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend   [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend   [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend   [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend   [***]
STL                                       MRC                   905900                                   1   Headend   [***]
AML                                       Cable AML             AML                                      1   Headend   [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend   [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend   [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend   [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend   [***]
Satelite Receiver                         DX                    DX Sat. DIR 657                          1   Headend   [***]
Satellite Dish                            Simulsate ATCi        5.5                                      1   Headend   [***]
Satellite Dish                                                                                               Headend   [***]
Satellite Dish                                                                                               Headend   [***]
Satellite Dish                                                                                               Headend   [***]
Stero Generator                           Leamlnq               MTS-2C                                   8   Headend
Video Switcher                            Monroe                MP-8                                     1   Headend
Baseband Switch                           EAS                   R177M                                    4   Headend   [***]
Generator                                 Kohler 45KW                                                    1   Headend
AC                                        5 TON Wall                                                     2   Headend
STL Dishes                                Andrew                6'                                       1   Headend
Off Air Ant.                              Bogner                quad array                               1   Headend   [***]

                            [***] Equipment Inventory

Type          Sub-Type   Manufacturer    Model or Spec            Serial #           Quan.         Facility   Channel
----          --------   -------------   -------------   -------------------------   -----         --------   -------
Transmit      Omni       Andrews         HMD8VO-WNQ      N/A                           1     N/A   Headend    [***]
Hardline      50'        ANDREW          1 5/8"          N/A                           1     N/A   Headend    [***]
Combiner      A          Axcera(ITS-
                         ADC)            ITS-685E        none on combiners             1     N/A   Headend    [***]
Combiner      C          Axcera(ITS-
                         ADC)            ITS-685E        none on combiners             1     N/A   Headend    [***]
Transmitter   20watts    ITS (AXCERA)    ADC-5522        15097                         1     N/A   Headend    [***]
Transmitter   20watts    ITS (AXCERA)    ADC-5522        15098                         1     N/A   Headend    [***]
Transmitter   20watts    ITS (AXCERA)    ADC-5522        15099                         1     N/A   Headend    [***]
Transmitter   20watts    ITS (AXCERA)    ADC-5522        15100                         1     N/A   Headend    [***]
Transmitter   20watts    ITS (AXCERA)    ADC-5522        15101                         1     N/A   Headend    [***]
Transmitter   20watts    ITS (AXCERA)    ADC-5522        15102                         1     N/A   Headend    [***]
Transmitter   20watts    ITS (AXCERA)    ADC-5522        15103                         1     N/A   Headend    [***]
Transmitter   20watts    ITS (AXCERA)    ADC-5522        15104                         1     N/A   Headend    [***]
Transmitter   20watts    ITS (AXCERA)    ADC-5522        2545                          1     N/A   Headend    [***]
Receiver      dss        DISH            1000            R0019844883/S000301515879     1     N/A   Headend    [***]
Receiver      dss        DISH            1000            R0020199420/S000301508707     1     N/A   Headend    [***]
Receiver      dss        DISH            1000            R0020591850/S000301507090     1     N/A   Headend    [***]
Receiver      dss        DISH            1000            R0020594840/S000301515273     1     N/A   Headend    [***]
Receiver      dss        DISH            1000            R0020597817/S000295252743     1     N/A   Headend    [***]
Receiver      dss        DISH            1000            R0020590833/S000301507494     1     N/A   Headend    [***]
Receiver      dss        DISH            1000            R0019604919/S000301516283     1     N/A   Headend    [***]
Receiver      dss        DISH            1000            R0020591722/S000301495170     1     N/A   Headend    [***]
Racks         72"        unknow          21" wide        N/A                           1     N/A   Headend    [***]

                            [***] Equipment Inventory

    Type       Sub-Type    Manufacturer    Model or Spec            Serial #           Quan.                     Facility   Channel
    ----      ----------   -------------   -------------   -------------------------   -----                     --------   -------
Antenna
Transmit      Horizontal   Andrew          HMD-12HO/w0.5   N/A                            2    Windom            Headend
Wavegulde     315'         ANDREW          EW-20           N/A                            2    Windom            Headend
Transition
Jumpers       12'          ANDREW          7/8" Air        N/A
Transition
Jumpers       4'           ANDREW          7/8" Air        N/A                            2    Windom            Headend
Connectors    Wr340 to
              7/8"         Andrew          Wr340 to 7/8"   N/A                            4    Windom            Headend
Combiner      A-Group      MFC             9004            N/A                            1    Windom            Headend    [***]
Combiner      B-Group      MFC             9004            N/A                            1    Windom            Headend    [***]
Combiner      D-Group      MFC             9004            N/A                            1    Windom            Headend    [***]
Combiner      E-Group      MFC             9004            N/A                            1    Windom            Headend    [***]
Combiner      F-Group      MFC             9004            N/A                            1    Windom            Headend    [***]
Combiner      H-Group      MFC             9004            N/A                            1    Windom            Headend    [***]
Transmitter   20W          Comwave         SB010A          8560                           1    Windom            Headend    [***]
Transmitter   20W          Comwave         SB010A          11826                          1    Windom            Headend    [***]
Transmitter   10W          Comwave         SB010A          1929                           1    Windom            Headend    [***]
Transmitter   10W          Emcee           TTS10HS         374                            1    Windom            Headend    [***]
Transmitter   10W          Emcee           TTS10HS         373                            1    Windom            Headend    [***]
Transmitter   10W          Emcee           TTS10HS         376                            1    Windom            Headend    [***]
Transmitter   10W          Comwave         SB010A          2893                           1    Windom            Headend    [***]
Transmitter   10W          Comwave         SB010A          3123                           1    Windom            Headend    [***]
Transmitter   10W          Comwave         SB010A          2707                           1    Windom            Headend    [***]
Transmitter   10W          Comwave         SB010-MRC       1314                           1    Windom            Headend    [***]
Transmitter   50W          Comwave         SB010-MRC       1876                           1    Windom            Headend    [***]
Transmitter   50W          Comwave         SB010-MRC       1877                           1    Windom            Headend    [***]
Transmitter   50W          Comwave         SB010-MRC       1878                           1    windom            Headend    [***]
Transmitter   50W          Comwave         SB010-MRC       1879                           1    Windom            Headend    [***]
Transmitter   5OW          Comwave         SB010-MRC       1880                           1    Windom            Headend    [***]
Transmitter   50W          Comwave         SB010-MRC       1881                           1    Windom            Headend    [***]
Transmitter   50W          Comwave         SB010-MRC       1882                           1    Wlndom            Headend    [***]
Transmitter   50W          Comwave         SB010-MRC       1883                           1    Windom            Headend    [***]
Transmitter   50W          Comwave         SB050B          3146                           1    Windom            Headend    [***]
Transmitter   6OW          Comwave         SB060B          3271                           1    Wlndom            Headend    [***]
Transmitter
reference     50W          Comwave         SB050B          3273                           1    Windom            Headend    [***]
tray          10MHZ        Comwave                         3147                           1    Windom            Headend    [***]
Modulator     IF           Comwave         TVM-102         8559                           1    Windom            Headend    [***]
Modulator     IF           Comwave         TVM-103         11826                          1    Windom            Headend    [***]
Modulator     IF           Catel           CTM-20          2895                           1    Windom            Headend    [***]
Modulator     IF           Catel           CTM-20          1905                           1    Windom            Headend    [***]
Modulator     IF           Catel           CTM-20          No#                            1    Windom            Headend    [***]
Modulator     IF           Catel           CTM-20          6019                           1    Windom            Headend    [***]
Modulator     IF           Catel           CTM-20          1458                           1    Windom            Headend    [***]
Modulator     IF           Comwave         TVM-102         7214                           1    Windom            Headend    [***]
Modulator     IF           Catel           CTM-20          No#                            1    Windom            Headend    [***]
Modulator     IF           Comwave         TVM-102         3572                           1    Windom            Headend    [***]
Modulator     IF           Catel           CTM-20          1876                           1    Wlndom            Headend    [***]
Modulator     IF           Catel           CTM-20          1877                           1    Wlndom            Headend    [***]
Modulator     IF           Catel           CTM-20          1878                           1    Windom            Headend    [***]
Modulator     IF           Catel           CTM-20          1879                           1    windom            Headend    [***]
Modulator     IF           Catel           CTM-20          1880                           1    Windom            Headend    [***]
Modulator     IF           Catel           CTM-20          1881                           1    Windom            Headend    [***]
Modulator     IF           Catel           CTM-20          1882                           1    Windom            Headend    [***]
Modulator     IF           Catel           CTM-20          1883                           1    Windom            Headend    [***]
Modulator     IF           Comwave         TVM-102         3146                           1    Windom            Headend    [***]
Modulator     IF           Comwave         TVM-103         3271                           1    Windom            Headend    [***]
Modulator     IF           Comwave         TVM-104         4600                           1    Windom            Headend    [***]
Demodulator   IF           Olsen           ODT-2000        No#                            1    Windom            Headend    [***]
Enclosure                  General
                           Instruments     HVPIII          D500000745343                  1    Windom            headend
Enclosure                  General
                           Instruments     HVPIII          2151300042                     1    Windom            headend
Encoding
Cards                      General
                           Instruments     Data Card                                     28    Windom            headend
EAS           Switcher     Monroe          R177m           n/a                            4    Windom            Headend
EAS           Control
              Unit         Hollywell       M1P921S         2624                           1    Windom            headend
EAS           Printer      Hollywell       9509-15577      d5h22254                       1    Windom            headend
Sat
Receivers                  STANDARD        Agile IRD                                           Windom            Headend
Sat
Receivers                  STANDARD        Agile IRD                                           Windom            Headend
Sat
Receivers                  STANDARD        Agile IRD                                           Windom            Headend    [***]
Sat
Receivers                  Sci Atl         8650                                                Windom            Headend    [***]
Sat
Receivers                  Sci Atl         9650                                                Windom            Headend    [***]
Sat
Receivers                  Sci Atl         9650                                                Windom            Headend    [***]
Sat
Receivers                  Sci Atl         9650                                                Windom            Headend    [***]
Sat
Receivers                  STANDARD        MT-650                                              Windom            Headend    [***]
Sat
Receivers                  STANDARD        MT-651                                              Windom            Headend    [***]
Sat
Receivers                  STANDARD        MT-652                                              Windom            Headend    [***]
Sat
Receivers                  Sci Atl         9650                                                Windom            Headend    [***]
Sat
Receivers                  STANDARD        MT-650                                              Windom            Headend    [***]
Sat
Receivers                  Sci Atl         9650                                                Windom            Headend    [***]
Sat
Receivers                  Sci Atl         9650                                                Windom            Headend    [***]
Sat
Receivers                  Sci Atl         9650                                                Windom            Headend    [***]
Sat
Receivers                  Sci Atl         9650                                                Windom            Headend    [***]
Sat
Receivers                  Sci Atl         9650                                                Windom            Headend    [***]
Sat
Receivers                  Gl              ASR-1000                                            Windom            Headend    [***]
Sat
Receivers                  Sci Atl         9650                                                Windom            Headend    [***]
Sat
Receivers                  Sci Atl         9650                                                Windom            Headend    [***]
Sat Dish      3.7M         SA                                                                  Windom            Headend    [***]
Sat Dish      3.2M         Macom                                                               Windom            Headend    [***]
Sat Dish      3.2M         Macom                                                               Windom            Headend    [***]
Sat Dish      3.7M         Patriot                                                             Windom            Headend    [***]
Dehydrator                 Andrew          MT-300          1809                           1    Windom            headend    [***]
Rack          72'          N/A             N/A             N/A                            8    Windom            Headend
monitoring
Device        Alpha
              Max          DPS             Alpha Max 82A                                  1    Windom            Headend
monitoring
Device        Alpha
              Max          DPS             Alpha Max UPS                                  1    Windom            Headend
A/C           3
              Ton/
              Condenser    Weather Kinq    10AJA6001       6764                           1    Windom            Headend    [***]
A/C           3 Ton
              blower       GMC             A060-00         9504046370                     1    Windom            Headend    [***]
A/C           3 ton        Bard            WA 361                                         1    Windom            Headend    [***]
A/C           1 Ton        Carrier         51 CM                                          1    Windom            Headend    [***]

                            [***] Equipment Inventory

    Type      Sub-Type   Manufacturer    Model or Spec            Serial #           Quan.                     Facility   Channel
    ----      --------   -------------   -------------   -------------------------   -----                     --------   -------
Transmit      Omni       Andrews         HMD12H          N/A                           1     N/A               Headend    [***]
Transmit      Omni       Andrews         HMD12H          N/A                           1     N/A               Headend    [***]
Transmit      Cardioid   NSI             20SA90V         N/A                           1     N/A               Headend    [***]
Waveguide     130'       ANDREW          EW-20           N/A                           1     N/A               Headend    [***]
Waveguide     130'       ANDREW          EW-20           N/A                           1     N/A               Headend    [***]
Hardline      150'       ANDREW          1 5/8"          N/A                           1     N/A               Headend    [***]
Combiner      H          Axcera(ITS-
                         ADC)            1693D           4423032                       1     N/A               Headend    [***]
Combiner      B          Axcera(ITS-
                         ADC)            1693D           12918                         1     N/A               Headend    [***]
Combiner      D          Axcera(ITS-
                         ADC)            1694D           M0347073                      1     N/A               Headend    [***]
Combiner      F          Axcera(ITS-
                         ADC)            1994D           4465042                       1     N/A               Headend    [***]
Combiner      A          Axcera(ITS-
                         ADC)            1694D           5146122                       1     N/A               Headend    [***]
Combiner      C          Axcera(ITS-
                         ADC)            1694D           M0346073                      1     N/A               Headend    [***]
Combiner      E          Axcera(ITS-
                         ADC)            1694D           4463042                       1     N/A               Headend    [***]
Combiner      G          Axcera(ITS-
                         ADC)            1694D           12917                         1     N/A               Headend    [***]
Diplexer      A-1        Axcera(ITS-
                         ADC)            ITS-685E        5142122-A1                    1     N/A               Headend    [***]
Diplexer      A-2        Axcera(ITS-
                         ADC)            ITS-685E        5143122-A2                    1     N/A               Headend    [***]
Diplexer      A-3        Axcera(ITS-
                         ADC)            ITS-685E        5144122-A3                    1     N/A               Headend    [***]
Diplexer      A-4        Axcera(ITS-
                         ADC)            ITS-685E        5145122-A4                    1     N/A               Headend    [***]
Diplexer      B-1        Axcera(ITS-
                         ADC)            ITS-685E        12922-B1                      1     N/A               Headend    [***]
Diplexer      B-2        Axcera(ITS-
                         ADC)            ITS-685E        12922-B2                      1     N/A               Headend    [***]
Diplexer      B-3        Axcera(ITS-
                         ADC)            ITS-685E        12922-B3                      1     N/A               Headend    [***]
Diplexer      B-4        Axcera(ITS-
                         ADC)            ITS-885E        12922-B4                      1     N/A               Headend    [***]
Diplexer      C-1        Axcera(ITS-
                         ADC)            ITS-685E        W0344073-C1                   1     N/A               Headend    [***]
Diplexer      C-2        Axcera(ITS-
                         ADC)            ITS-685E        M0345073-C2                   1     N/A               Headend    [***]
Diplexer      C-3        Axcera(ITS-
                         ADC)            ITS-685E        M0348073-C3                   1     N/A               Headend    [***]
Diplexer      C-4        Axcera(ITS-
                         ADC)            ITS-685E        M0349073-C4                   1     N/A               Headend    [***]
Diplexer      D-1        Axcera(ITS-
                         ADC)            ITS-685E        M0350073-D1                   1     N/A               Headend    [***]
Diplexer      D-2        Axcera(ITS-
                         ADC)            ITS-685E        M0351O73-D2                   1     N/A               Headend    [***]
Dlplexer      D-3        Axcera(ITS-
                         ADC)            ITS-685E        M0352O73-D3                   1     N/A               Headend    [***]
Diplexer      D-4        Axcera(ITS-
                         ADC)            ITS-685E        M0353073-D4                   1     N/A               Headend    [***]
Diplexer      E-1        Axcera(ITS-
                         ADC)            ITS-685E        5974065-E1                    1     N/A               Headend    [***]
Diplexer      E-2        Axcera(ITS-
                         ADC)            ITS-685E        5975065-E2                    1     N/A               Headend    [***]
Diplexer      E-3        Axcera(ITS-
                         ADC)            ITS-685E        881607&E3                     1     N/A               Headend    [***]
Diplexer      E-4        Axcera(ITS-
                         ADC)            ITS-685E        8818076-E4                    1     N/A               Headend    [***]
Diplexer      F-1        Axcera(ITS-
                         ADC)            ITS-685E        4568042-F1                    1     N/A               Headend    [***]
Diplexer      F-2        Axcera(ITS-
                         ADC)            ITS-685E        4569042-F2                    1     N/A               Headend    [***]
Diplexer      F-3        Axcera(ITS-
                         ADC)            ITS-685E        4570042-F3                    1     N/A               Headend    [***]
Diplexer      F-4        Axcera(ITS-
                         ADC)            ITS-685E        4571042-F4                    1     N/A               Headend    [***]
Diplexer      G-1        Axcera(ITS-
                         ADC)            ITS-685E        12921-G1                      1     N/A               Headend    [***]
Diplexer      G-2        Axcera(ITS-
                         ADC)            ITS-685E        12921-G2                      1     N/A               Headend    [***]
Diplexer      G-3        Axcera(ITS-
                         ADC)            ITS-685E        12921-G3                      1     N/A               Headend    [***]
Diplexer      G-4        Axcera(ITS-
                         ADC)            ITS-685E        12921-G4                      1     N/A               Headend    [***]
Diplexer      H-1        Axcera(ITS-
                         ADC)            ITS-685E        4421032-H1                    1     N/A               Headend    [***]
Diplexer      H-2        Axcera(ITS-
                         ADC)            ITS-685E        3462051-H2                    1     N/A               Headend    [***]
Diplexer      H-3        Axcera(ITS-
                         ADC)            ITS-685E        4422032-H3                    1     N/A               Headend    [***]
Diplexer      AGILE      Axcera(ITS-
                         ADC)            ITS-685E        44264876-ag                   1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    1610E           5139122-A2                    1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    1610E           5140122-A3                    1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    161OE           5141122-A4                    1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    1720C           12923-B1                      1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    1720C           12924-B2                      1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    1720C           12925-B3                      1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    1720C           12926-B4                      1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    1610E           M0336073-C1                   1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    1610E           M0337073-C2                   1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    161QE           M0338073-C3                   1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    1610E           M0339073-C4                   1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    1610E           M0340073-D1                   1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    161OE           M0341073-D2                   1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    1610E           M0342073-D3                   1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    161OE           M0343073-D4                   1     N/A               Headend    [***]
Transmitter   50W@20W    ITS (AXCERA)    FA1750          6366105 AGILE                 1     N/A               Headend    [***]
Transmitter   50W@20W    ITS (AXCERA)    1750A           5971065-E2                    1     N/A               Headend    [***]
Transmitter   50W@20W    ITS (AXCERA)    1750A           8B15076-E3                    1     N/A               Headend    [***]
Transmitter   50W@20W    ITS (AXCERA)    1750A           8817075-E4                    1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    1720C           12086-F1                      1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    1720C           12087-F2                      1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    1720C           12088-F3                      1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    1720C           12089-F4                      1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    1720C           12624-G1                      1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    1720C           12625-G2                      1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    1720C           12626-G3                      1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    1720C           12627-G4                      1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    161OC           4419031-H1                    1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    1610C           3461051-H2                    1     N/A               Headend    [***]
Transmitter   20 Watts   ITS (AXCERA)    161OC           4420032-H3                    1     N/A               Headend    [***]
Transmitter   50 Watts   ITS (AXCERA)    1750            na                            1     N/A               Headend    [***]
controller    Data
              Encoder
              Tra        Pacmono         Data Enco       56988                         1     N/A               headend    [***]
drawer        Data
              Card
              Tray       Pacmono         Data Card       56988                         5     N/A               headend    [***]

                            [***] Equipment Inventory

    Type      Sub-Type   Manufacturer    Model or Spec            Serial #           Quan.                     Facility   Channel
    ----      --------   -------------   -------------   -------------------------   -----                     --------   -------
TVRO Sat.
Receiver      IRD        DX              775-A           A0200FB36                      1    IN THE CLEAR      Headend    [***]
TVRO Sat.
Receiver      IRD        DX              775-A           A0200C475                      1    A0200FB36         Headend    [***]
TVRO Sat.
Receiver      IRD        DX              775-A           1536616-0                      1    A0200C475         Headend    [***]
TVRO Sat.
Receiver      IRD        SA              775-A           A020C5F54                      1    1536616-0         Headend    [***]
TVRO Sat.
Receiver      IRD        DX              775-A           A020C5F5C                      1    A020C5F54         Headend    [***]
TVRO Sat.
Receiver      IRD        DX              775-A           A020BAC95                      1    A020C5F5C         Headend    [***]
TVRO Sat.
Receiver      IRD        DX              775-A           2071339-3                      1    A020BAC95         Headend    [***]
TVRO Sat.
Receiver      IRD        SA              1500            A020B4DEB                      1    2071339-3         Headend    [***]
TVRO Sat.
Receiver      IRD        DX              1500            A02012452                      1    A020B4DEB         Headend    [***]
TVRO Sat.
Receiver      IRD        DX              775A            311103489184                   1    A02012452         Headend    [***]
TVRO Sat.
Receiver      IRD        DX              4500            311121373005                   1    311103489184      Headend    [***]
TVRO Sat.
Receiver      IRD        DX              775A            A020BF7EE                      1    311121373005      Headend    [***]
TVRO Sat.
Receiver      IRD        JER             775A            IN THE CLEAR                   1    A020BF7EE         Headend    [***]
TVRO Sat.
Receiver      IRD        DX              4400D           O313742287230                  1    IN THE CLEAR      Headend    [***]
TVRO Sat.
Receiver      IRD        DX              4400D           311097976254                   1    O313742287230     Headend    [***]
TVRO Sat.
Receiver      IRD        SA              4400D           51271                          1    311097976254      Headend    [***]
TVRO Sat.
Receiver      IRD        WEG             MPEG-2          A0208DAF4                      1    51271             Headend    [***]
TVRO Sat.
Receiver      IRD        DX              775A            47891                          1    A0208DAF4         Headend    [***]
TVRO Sat.
Receiver      IRD        WEG             775A            A020C529C                      1    47891             Headend    [***]
TVRO Sat.
Receiver      IRD        SA              MPEG-2          2926205-2                      1    A020C529C         Headend    [***]
TVRO Sat.
Receiver      IRD        SA              1500            A0208DD2B                      1    2926205-2         Headend    [***]
TVRO Sat.
Receiver      IRD        DX              4500            31372357039                    1    A0208DD2B         Headend    [***]
TVRO Sat.
Receiver      IRD        GI              775A            A02012401                      1    31372357039       Headend    [***]
TVRO Sat.
Receiver      IRD        DX              1500            A020C4D85                      1    A02012401         Headend    [***]
TVRO Sat.
Receiver      IRD        SA              1500            A20BF7F3                       1    A020C4D85         Headend    [***]
TVRO Sat.
Receiver      IRD        DX              775A            00031461068718                 1    A20BF7F3          Headend    [***]
TVRO Sat.
Receiver      IRD        DX              775A            A0208DD1C                      1    000314610687183   Headend    [***]
TVRO Sat.
Receiver      IRD        DX              775A            IN THE CLEAR                   1    A0208DD1C         Headend    [***]
TVRO Sat.
Receiver      Demod      CADCO           1500            313868245096                   1    IN THE CLEAR      Headend    [***]
TVRO Sat.
Receiver      IRD        DX              775A            O315383528199                  1    313868245096      Headend    [***]
TVRO Sat.
Receiver      IRD        GI              775A            O314104863085                  1    0315383528199     Headend    [***]
TVRO Sat.
Receiver      IRD        DX              2341            A0208ADA2                      1    0314104863085     Headend    [***]
TVRO Sat.
Receiver      IRD        DX              775A            O315383528199                  1    A0208ADA2         Headend    [***]
WINEGAURD     3          WINEGAURD       3               none                           1    N/A               Headend    [***]
PATRIOT       4          PATRIOT         4               none                           1    N/A               Headend    [***]
PATRIOT       4.5        PATRIOT         4.5             none                           1    N/A               Headend    [***]
WINEGAURD     4.5        WINEGAURD       4.5             none                           1    N/A               Headend    [***]
PATRIOT       4          PATRIOT         4               none                           1    N/A               Headend    [***]
PATRIOT       4.5        PATRIOT         4.5             none                           1    N/A               Headend    [***]
SA            4.5        SA              4.5             none                           1    N/A               Headend    [***]
SA            4.5        SA              4.5             none                           1    N/A               Headend    [***]
Racks         72"        unknow          21" wide        N/A                           16    N/A               Headend    [***]
Generator     40KW       Winco           unknown         none                           1    N/A               Headend    [***]
UPS           30KW       unknown         unknown         none                           1    N/A               Headend    [***]
A/C           5          unknown         unknown         none                           1    N/A               Headend    [***]
A/C           1          Window Units    unknown         none                           3    N/A               Headend    [***]

              Schedule 7.1(b) Equipment Service Level Requirements

                                     [***]

Schedule 7.5

Receive Site and Studio-Transmitter Link Obligations

                                 SCHEDULE 9.1(F)

                              FINANCING COMMITMENTS

                                [Letter Attached]

                                 SCHEDULE 9.2(C)

                                  NO VIOLATION

None.

                                 SCHEDULE 9.2(D)

                                   LITIGATION

None.

                              SCHEDULE 9.2(e)(iii)
                            PENDING FCC APPLICATIONS
                            FOR SPRINT OWNED LICENSES

[***]

NONE

                              SCHEDULE 9.2(e)(iii)
                            PENDING FCC APPLICATIONS
                           FOR SPRINT LEASED LICENSES

[***]

                               SCHEDULE 9.2(E)(IV)

                              VALID AUTHORIZATIONS

     Pursuant to that certain Purchase Agreement dated August 20,1998, by and between American Telecasting Development, Inc. and [***] as amended by that certain First Amendment to Purchase Agreement dated January 4, 1999 (collectively, the "Partition Agreement"), American Telecasting Development, Inc., agreed to sell and thereby partition certain rights under its authorization for BTA [***] A copy of such Partition Agreement and the application to the FCC has been provided to Operator.

                               SCHEDULE 9.2(E)(V)

                             PRIMARY LEASE DEFAULTS

The transmitters for channels [***] are inoperable. Sprint will repair the transmitters at its sole cost and expense, and will indemnify, defend and hold Operator harmless from any liabilities, claims, expenses and costs relating thereto or arising therefrom

                               SCHEDULE 9.2(E)(VI)

                              TOWER LEASE DEFAULTS

Pursuant to an unwritten lease agreement, the [***] is using space on the tower for the purpose of translating and retransmitting its programming. The underlying ground lease prohibits the subletting of tower space without its consent. There is no record that consent to this sublease arrangement was obtained. Sprint will be responsible, at its sole cost and expense, for curing such default if one exists, and will indemnify, defend and hold Operator harmless from any liabilities, claims, expenses and costs relating thereto or arising therefrom.

                              SCHEDULE 9.2(E)(VII)

                          SPRINT INTERFERENCE CONSENTS

For all Markets, the various Sprint Licensees may foe subject to the terms and conditions set forth in the form of document commonly known as the [***]

For individual Markets, see attached pages:

                                      [***]

                              SCHEDULE 9.2(E)(VIII)

                         LICENSEE INTERFERENCE CONSENTS

For all Markets, the various Third Party Licensees may be subject to the terms and conditions set forth in the form of document commonly known as the [***] Agreement.

For individual Markets, see attached pages:

                                      [***]

                                   SCHEDULE 16
                              TOWER LEASES (SPRINT)

                                      [***]

                                SCHEDULE 17.1(H)

                             EXAMPLE OF PAID IN FEES

     This example is based on the computation of the Paid in Fees for the[***] Market assuming that the Recapture Closing takes nine months following the date on which the [***] Market becomes a Closed Market. This example assumes no Rejected Primary Leases.

          Initial Fee attributable to the [***] Market:

               Computed as: [***] (the MHz HH for [***]) divided by
               [***] (the Total MHz for al1 Proposed Spectrum as of the
               Effective Date), multiplied by [***] (the Initial Fee):     [***]

          Market Closing Payment (from Schedule 6.3)                       [***]

          Monthly Fees:                                                    [***]

               Computed as [***] (from Schedule 6.3) multiplied by 9
               months(1):                                                  [***]

          Primary Lease Fees:

               Computed as monthly minimums of [***]mo. multiplied by 9
               months(2):                                                  [***]

          Paid In Fees (figure is a per MHz HH computation):

               Subtotal from above: [***] divided by [***] (MHz HH for
               all Proposed Spectrum in [***]) Market as of the
               Effective Date:                                             [***]

----------
(1) In actual situation, Monthly Fees paid to Sprint may be less as Monthly Fees are paid no later than 30 days after the month in question.

(2) Assumes the monthly minimums are the only amounts paid under the Primary Lease. In actual situation amount would reflect total amount actually paid under the Primary Lease.

                                SCHEDULE 17.2(A)

                       EXAMPLE OF COMPUTATION OF PUT PRICE
                                 FOLLOWING [***]

     This example is based on the computation of the Put Price for the [***] Market assuming that the Put Closing takes place on the [***] of the date on which the [***] Market becomes a Closed Market. This example assumes no Rejected Primary Leases, no Spectrum has been lost, and that Sprint is putting all Spectrum to Operator in the [***] Market.

     Put Subtotal:

     [***] (MHz HH for Put Spectrum) multiplied by
     [***] (Put Price per MHz HH):                      [***]

     Less:

     Market Closing Payment:                            [***]
     Initial Fee
          [***] (MHz HH for [***]) divided by
          [***] (MHz HH for all Proposed Spectrum)
          multiplied by [***]                           [***]
     Monthly Fees(1):
          60 mo. @ [***] [***]
          12 mo. @ [***] [***]
          Subtotal:                                     [***]
     Primary Lease Fees(2):                             [***]
     72 months multiplied by [***]                      [***]

          SUBTOTAL:                                     [***]

     PUT PRICE:                                         [***]

----------
(1) Monthly Fees paid to Sprint may be less as Monthly Fees are paid no later than 30 days after the month in question.

(2) Assumes the monthly minimums are the only amounts paid under the Primary Lease. In actual situation amount would reflect total amount actually paid under the Primary Lease.